                                                                   EXHIBIT 10.3
===============================================================================



















                           DISTRIBUTION AND SERVICES


                                   AGREEMENT


                                    BETWEEN


                            COMPUTERLAND CORPORATION


                                      AND


                               MERISEL FAB, INC.









                                January 31, 1994




















===============================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                            Page
                                                            ----
ARTICLE I    DEFINITIONS AND INTERPRETATION...............    2

      1.1.   Defined Terms................................    2
      1.2.   Accounting Terms.............................   19
      1.3.   Interpretation...............................   19

ARTICLE II   DISTRIBUTION AND LOGISTICS SERVICES..........   20

      2.1.   Overview; Sale of Products to Buyer; Resale
             by Buyer to its Customers....................   20
      2.2.   Order Procedures.............................   20
      2.3.   Seller's Inventory List; Relationships with
             Vendors......................................   23
      2.4.   Purchase Price to Buyer......................   27
      2.5.   Payment for Products Shipped Hereunder.......   27
      2.6.   Payment by Customers.........................   29
      2.7.   Shipping and Delivery; Freight Charges.......   31
      2.8.   Invoices; Confirmations to Floor Planners....   33
      2.9.   Distribution Fee; Advance Payments...........   35
      2.10.  Certification of Amounts; Calculation and
             Payment of Net Payment Amounts...............   36
      2.11.  Marketing Development Funds; Co-op Funds.....   42
      2.12.  Restocking and Returns.......................   48
      2.13.  Compliance with Vendor Agreements............   50
      2.14.  Audit and Inspection.........................   50
      2.15.  Disclaimer of Warranties; Risk of Loss;
             Limitation of Liability......................   52
      2.16.  Nonexclusivity...............................   53
      2.17.  Transfer of [*] and/or [*]...................   53
      2.18.  Price Protection.............................   55
      2.19.  Prompt Payment Discounts.....................   58
      2.20.  Repurchase Obligations with Floor Planners...   59
      2.21.  Performance Standards........................   60
      2.22.  Allocation of Inventory......................   61
      2.23.  Consignment of Inventory.....................   63
      2.24.  Recordkeeping and Accounting.................   64
      2.25.  Continuing Performance.......................   65
      2.26.  Disputed Amounts.............................   65
      2.27.  Disaster Recovery Services...................   65

- - - ------------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      2.28.  Financial Statements and Other Reports..........   66
      2.29.  Other Soft Dollars..............................   68
      2.30.  E-Mail..........................................   68
      2.31.  CAPS; Telecommunications Charges................   69
      2.32.  Ledger Cards....................................   69
      2.33.  Miscellaneous...................................   70
      2.34.  Additional Receivable Amount....................   70
      2.35.  Configuration...................................   71
      2.36.  Baseline Adjustment Event.......................   71

ARTICLE III  INFORMATION SERVICES............................   72

      3.1.   Non-Exclusive License...........................   72
      3.2.   Dedicated Personnel.............................   74

ARTICLE IV   ADDITIONAL SERVICES.............................   76

      4.1.   Availability of Additional Services.............   76
      4.2.   CLTV............................................   76
      4.3.   National Accounts...............................   77
      4.4.   National Service Agreements.....................   78
      4.5.   Help Desk.......................................   79
      4.6.   MASTER and MASTER Plus..........................   80

ARTICLE V    REMEDIES........................................   81

      5.1.   Overview........................................   81
      5.2.   Definitions.....................................   81
      5.3.   Class A Events; Limitations on Aggregate
             Liability.......................................   88
      5.4.   Class B Events..................................   90
      5.5.   Class C Events; Buyer's Right to Terminate;
             Special Transition Procedure....................   90
      5.6.   Reimbursement of Excess Operating Costs.........   96
      5.7.   Treatment of Earnout under Purchase Agreement...   97
      5.8.   Covenant Regarding Third Party Consents;
             Detailed Transition Plan........................   97
      5.9.   Reimbursement of Certain Amounts and Related
             Representation and Warranty.....................   97
      5.10.  Exclusivity of Remedies.........................   98
      5.11.  Amendment of Certain Agreements.................   99
      5.12.  Representation Regarding Special Term License...   99

ARTICLE VI   CERTAIN EVENTS..................................   99

      6.1.   Bankruptcy, Etc.................................   99
      6.2.   Material Default by Buyer.......................   101
      6.3.   Effect of Termination...........................   101

ARTICLE VII   WINDING-DOWN.................................   101

     7.1.     Winding Down Period..........................   101
     7.2.     Termination of Winding Down Period...........   102

ARTICLE VIII  RESOLUTION OF DISPUTES.......................   102

     8.1.     Resolution by Parties........................   102
     8.2.     Mediation....................................   102
     8.3.     Expedited Mediation..........................   104

ARTICLE IX    MISCELLANEOUS................................   104

     9.1.     Entire Agreement.............................   104
     9.2.     Descriptive Headings.........................   104
     9.3.     Notices......................................   104
     9.4.     Counterparts.................................   106
     9.5.     Governing Law................................   106
     9.6.     Amendment, Modification and Waiver...........   106
     9.7.     Severability.................................   106
     9.8.     Force Majeure................................   106
     9.9.     Confidentiality..............................   107
     9.10.    Construction.................................   108
     9.11.    No Assignment; Benefits of Agreement; No
              Third Party Beneficiary......................   109
     9.12.    First Month Estimates........................   110

ARTICLE X     MAINTENANCE OF EQUITY OWNERSHIP IN MERISEL...   111

     10.1.    Overview.....................................   111
     10.2.    Definitions..................................   111
     10.3.    Maintenance of Equity Ownership..............   111
     10.4.    Stock Splits, Combinations and Similar Events   112
     10.5.    Breach.......................................   112

SCHEDULES*

Schedule 1.1-1       -    Seller's Policies and Procedures
                          Regarding Alternate Branch Freight

Schedule 1.1-2       -    Baseline Revenue (February - December
                          1993)

Schedule 1.1-3       -    Method of Determining Inventory Cost

- - - -----------
* The Company shall furnish supplementally a copy of any omitted Schedule to the Securities and Exchange Commission upon request


Schedule 1.1-4        -     Primary Distribution Centers

Schedule 1.1-5        -     Method of Determining Royalties

Schedule 2.3(a)       -     Seller's Inventory List (as of Closing Date)

Schedule 2.3(b)       -     Vendor List

Schedule 2.3(h)       -     Monthly Sales Reports for December 1993

Schedule 2.7(b)       -     Shipping Policies

Schedule 2.7(e)       -     Seller's Current Policies Regarding
                            Estimating and Allocating Inbound
                            Freight and Insurance

Schedule 2.8          -     Form of Invoice

Schedule 2.10(a)      -     Form of Buyer's Monthly Royalty Certificate

Schedule 2.10(b)      -     Form of Seller's Monthly Sales Certificate

Schedule 2.10(c)      -     Form of Seller's Monthly Distribution
                            Fee Certificate

Schedule 2.10(d)      -     Form of Seller's Quarterly Distribution
                            Fee Certificate

Schedule 2.10(e)(i)   -     Form of Seller's Monthly Net Payment
                            Amount Certificate

Schedule 2.10(e)(ii)  -     Form of Seller's Quarterly Net Payment
                            Amount Certificate

Schedule 2.12         -     Seller's Return Policies

Schedule 2.18         -     Seller's Price Protection Policies

Schedule 2.20         -     Floor Planners (Forms of Repurchase
                            Agreements between Buyer and each Floor
                            Planner to be attached as exhibits)

Schedule 2.21         -     Performance Standards

Schedule 2.22(b)      -     Allocation Method

Schedule 2.22(g)      -     Report on Allocation of Inventory


Schedule 2.24        -     Accounting and Management Information

Schedule 2.28(c)     -     Seller's Historical Financial Statements

Schedule 3.1(a)      -     Integrated Logistics System

Schedule 3.2(a)      -     ILS Team (Initial Members and Aggregate
                           Base Salaries)

Schedule 3.2(c)      -     Mainframe Team

Schedule 4.6(a)      -     Customers Participating in MASTER after
                           the Closing Date

Schedule 4.6(a)-1    -     MASTER Program

Schedule 5.6(a)      -     Form of Buyer's Quarterly Transition
                           Period Certificate

Schedule 5.12        -     DCMS Third Party Materials

Schedule 8.1         -     Designated Representatives for Informal
                           Dispute Resolution

                              DISTRIBUTION AND SERVICES AGREEMENT dated as of
                         January 31, 1994, between COMPUTERLAND CORPORATION, a Delaware corporation ("Seller"), and MERISEL FAB, INC., a Delaware corporation ("Buyer").


          A. Pursuant to that certain Asset Purchase Agreement dated as of January 31, 1994 (the "Purchase Agreement"), between Seller and Buyer, Seller has agreed to sell and assign to Buyer, and Buyer has agreed to purchase and pay for, certain assets of Seller's United States Franchise and Distribution Division (the "Subject Business"), on the terms and conditions set forth therein. Buyer is a wholly-owned subsidiary of Merisel, Inc., a Delaware corporation ("Merisel"). Following the Closing under the Purchase Agreement, the Subject Business will be operated by Buyer.

          B. In order to facilitate Buyer's operation of the Subject Business, Buyer has requested that Seller continue to supply products and provide the Logistics Services and other services described herein to Buyer for the Subject Business for the Distribution Period, and Seller has agreed to provide such products and services, in each case on the terms and conditions set forth herein.

          C. It is a condition precedent to the obligations of Seller and Buyer under the Purchase Agreement that Seller and Buyer enter into this Agreement concurrently with the Closing thereunder. This Agreement is the Services Agreement provided for in Section 5.1(e) of the Purchase Agreement. The obligations of Buyer under this Agreement are guaranteed by Merisel pursuant to the Guaranty Agreement entered into between Merisel and Seller concurrently with the Closing.

          D. In addition to providing the Logistics Services and other services to Buyer hereunder, after the Closing Date, Seller will continue to be engaged in the businesses of selling, leasing, renting, licensing, otherwise marketing and/or servicing computer hardware, software and related products to end-users, and of providing related services to end-users and resellers. Except as otherwise expressly provided in the Purchase Agreement, Seller may engage in such other business or businesses as Seller may from time to time determine.
The business or businesses conducted from time to time by Seller after the Closing Date are herein collectively called the "Retained Business".

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

          1.1.  Defined Terms.  As used herein, the following terms have the
                -------------
corresponding meanings:

          "ABF Differential" for any period means the arithmetic difference of
           ----------------
(i) [*] for such period minus (ii) [*] for such period; provided, however, that
                        -----                           --------  -------
if such difference is not a positive number, the ABF Differential for such period shall be zero.

          "Accounting Services" means the recordkeeping, accounting and report
           -------------------
preparation services and functions described in Article II hereof.

          "Actual Amount" has the meaning ascribed thereto in Section 2.36(b).
           -------------

          "Actual Fraction" has the meaning ascribed thereto in Section 2.36(c).
           ---------------

          "Additional Receivable Amount" has the meaning ascribed thereto in
           ----------------------------
Section 2.34(a).

          "Additional Royalty Amount" has the meaning ascribed thereto in
           -------------------------
Section 2.10(a).

          "Additional Services" has the meaning ascribed thereto in Section 4.1
           -------------------
of this Agreement.

          "Adjusted Freight" for any period means the sum of the following
           ----------------
amounts, in each case for such period: (i) Outbound Freight, plus (ii) Inbound
                                                             ----
Freight, plus (iii) [*], minus (iv) [*] of the ABF Differential, minus (v)
         ----            -----                                   -----
Customer Freight Accruals.

          "Adjusted Freight Percentage" for any period means the fraction,
           ---------------------------
expressed as a percentage, equal to (i) Adjusted Freight for such period divided
                                                                         -------
by (ii) Applicable Revenue for such period.
- - - --

          "Adjusted Gross Margin" for any period means a percentage equal to
           ---------------------
Gross Margin for such period, plus the [*] for such period, less the Adjusted
                              ----                          ----
Freight Percentage for such period, as the same may be adjusted pursuant to
Section 2.17(g) and/or Section 2.18(f), as applicable.

- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Adjusted MASTER Sales" for any period means (i) MASTER Inventory Cost
           ---------------------
for such period plus (ii) the MASTER Royalty Accrual for such period, in each
                ----
case as determined in accordance with GAAP.

          "Advance Payment Amount" has the meaning scribed thereto in Section
           ----------------------
2.9(b).

          "Affected Party" has the meaning ascribed thereto in Section 6.1(a).
           --------------

          "[*]" for any period means the aggregate amount of all actual freight
           ---
charges incurred directly or indirectly by Seller during such period in respect of [*] (as determined from the carrier's invoice, without considering any rebates, discounts or other credits to which Seller may be entitled in respect thereof).

          "[*]" for any period means all shipments of products sold by Seller to
           ---
Buyer hereunder (other than products manufactured or configured by Seller) that were shipped during such period by Seller to the Customer ordering such products from the [*] for such Customer. Anything contained herein to the contrary notwithstanding, the term "[*]" shall not include any shipment of products by Seller directly to any customer of a Customer.

          "Applicable Revenue" for any period means the gross revenues of the
           ------------------
Subject Business recognized by Buyer or Seller, as applicable, for such period, determined in accordance with GAAP, including Gross Sales, Royalties and any Other Revenue, in each case for such period.

          "Assumed Primary Freight" for any period means the aggregate amount of
           -----------------------
all freight charges that would have been incurred directly or indirectly by Seller during such period in respect of [*], if such shipments had been shipped [*] as actually shipped from [*] for the Customer ordering such shipments, as determined by Seller in good faith in accordance with the policies and procedures set forth on Schedule 1.1-1 and the standard rates of the carrier that would ordinarily have carried such shipment [*] from such [*] during such period. As used herein, a carrier's "standard rates" for any shipment during any period shall mean the rates to which Seller shall have been entitled in respect of such shipment during such period under any contract between Seller and such carrier or, if no such contract shall be in effect, the published rates and/or tariffs of such carrier applicable to such shipment during such period.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Bankruptcy Code" has the meaning ascribed thereto in Section 6.1(a).
           ---------------

          "Bankruptcy Event" has the meaning ascribed thereto in Section 6.1.
           ----------------

          "Base Percentage" means [*], except that if, for any quarter during
           ---------------
the Distribution Period, (i) the Subject Business does not meet the [*] and (ii)
                                                                        ---
the Adjusted Gross Margin is less than [*], then the Base Percentage for such quarter shall mean [*] less [*] of a basis point for each basis point that the
                       ----
Adjusted Gross Margin is less than [*]; provided, however, that the Base
                                        --------  -------
Percentage shall in no event be less than [*].

          "Baseline Adjustment Event" means the occurrence of each of the
           -------------------------
following events: (a) any existing [*] shall have been terminated prior to its present expiration date by reason of a final decision by a court of competent jurisdiction that the arrangement contemplated by [*] constitutes a breach of such [*] (b) no appeal shall have been taken which is at the time pending with respect to such decision, and the time for perfecting any such appeal shall have expired, and (c) at any time hereafter [*] so relieved of its obligations under
         ---
such terminated [*] shall not have been a Customer of Buyer, and shall not have been a customer of the Other Merisel Distribution Business (or shall be a customer of the Other Merisel Distribution Business, but shall not have realized any material increase in buying volumes from the levels in effect on the date hereof).

          "Baseline Period" means the period from February 1, 1993, through
           ---------------
January 31, 1994.

          "Baseline Revenue" for any period means the Applicable Revenue
           ----------------
recognized by Seller for the comparable period during the Baseline Period. Such amounts are set forth on Schedule 1.1-2 for each month from February through December 1993. Within 60 days after the Closing Date, Seller shall certify to Buyer in writing the Applicable Revenue recognized by Seller from January 1, 1994, through January 31, 1994, which Applicable Revenue shall constitute the Applicable Revenue and Baseline Revenue, as applicable, for the month of January 1994, for all purposes hereof. Buyer shall have 60 days after receipt of the certificate of Applicable Revenue for January 1994,to dispute in writing the amounts provided by Seller on the certificate as Baseline Revenue for the month of January 1994, If Buyer does not dispute the amounts so provided by Seller, such certificate shall be conclusive absent manifest error. If Buyer disputes the amount so provided by Seller, then the amount of Baseline Revenue for the month of January 1994, shall be determined by the Outside
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Accountants, as hereinafter defined, which determination shall be binding on Seller and Buyer. Seller shall provide such information to the Outside Accountants relating to the calculation of Baseline Revenue for such month as shall be reasonably requested by the Outside Accountants. If Baseline Revenue for January 1994, as determined by the Outside Accountants, shall exceed the amount set forth on Seller's certificate by $1,000,000 or more, then the aggregate costs and expenses of the Outside Accountants incurred in making such determination shall be borne by Seller; otherwise such costs and expenses shall be borne by Buyer. As used in this paragraph, the term Outside Accountants means any of the "Big Six" national accounting firms, other than any such firm then engaged by Buyer or Seller as its independent auditor, as Buyer and Seller shall mutually agree; provided, however, that if Buyer and Seller cannot come to
                      --------  -------
such an agreement, the Outside Accountants shall be chosen by lot from such eligible "Big Six" national accounting firms. Baseline Revenue is subject to adjustment pursuant to Section 2.36 upon the occurrence of any Baseline Adjustment Event.

          "Basis Point" means one one-hundredth of a percentage point (i.e.,
           -----------                                                 ---
.01%).

          "Business Day" means a day (as defined in Section 1.3) that commences
           ------------
on a calendar day that is not a Saturday, Sunday or a calendar day on which banking institutions in California are not required to be open.

          "Buyer" has the meaning ascribed thereto in the preamble to this
           -----
Agreement.

          "Buyer Invoice" has the meaning ascribed thereto in Section 2.8(b).
           -------------

          "Buyer Pricing Information" has the meaning ascribed thereto in
           -------------------------
Section 2.6(a).

          "Buyer Prohibited Transferees" has the meaning ascribed thereto in
           ----------------------------
Section 9.11(b).

          "Buyer Purchase Price" has the meaning ascribed thereto in Section
           --------------------
2.4(a).

          "Calculation Period" has the meaning ascribed thereto in Section
           ------------------
2.36(a).

          "CAPS" means Seller's Customer Automated Processing System, as in
           ----
effect on the Closing Date with respect to the

Subject Business, or such other electronic order entry system as Seller may from time to time have in effect to take orders from Customers on Buyer's behalf hereunder, in any such case to the extent described in the sentence immediately following. As used in this Agreement, the term "CAPS" refers to the "front-end" or user interface of Seller's electronic order entry system, and is not intended to include either (i) the electronic order processing function of CAMBAR or any other order processing function or system maintained by or on behalf of Seller, to the extent that any such order processing function or system does not materially affect either the functioning or the "look and feel" of such "front-end" or user interface or (ii) the MASTER system or, when available, MASTER Plus.

          "Closing" means the closing of the purchase of the Subject Business by
           -------
Buyer under the Purchase Agreement.

          "Closing Date" means the date on which the Closing shall have
           ------------
occurred.

          "ComputerLand Store" means (i) any current or future retail computer
           ------------------
store, business center or other location using the trade name "ComputerLand" or one or more of the other Trademarks (as defined in the Purchase Agreement) and
(ii) any other current or future store, business center or other location that sells, leases, rents, licenses, otherwise markets and/or services computer hardware, software and/or related products and services pursuant to any franchise agreement or other arrangement with Buyer, as in effect from time to time.

          "Confidential Information" has the meaning ascribed thereto in Section
           ------------------------
9.9(a).

          "Confirmed Order" means any order received by Seller, on Buyer's
           ---------------
behalf, from any Customer hereunder, which order has been entered into CAPS and is not subject to any credit hold imposed through Seller's Order Processing System by Buyer or any Floor Planner. For all purposes of this Agreement, Seller shall be deemed to have "received" a Confirmed Order at the time that such order becomes a Confirmed Order (or if such order becomes a Confirmed Order on a day that is not a Business Day, on the next Business Day).

          "Co-op Funds" means credits in the form of cash, cash equivalents,
           -----------
product or other consideration that may be earned by a dealer from vendors in support of the dealer's selling activities to end-users (including any [*] or [*] of such [*]), which credits may usually be realized by the dealer only after
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

performing certain programs or projects or having certain organization in support of the applicable vendor's products.

          "Cost-Plus Mark-Up" for any period means an amount equal to the
           -----------------
arithmetic difference (which may be a positive or negative number) of (i) [*] for such period, minus (ii) the sum of (A) the aggregate [*] of all products
                 -----
sold by Seller to Buyer hereunder during such period (other than any products sold by Seller to Buyer during such period under Section 2.17(f) or Section 5.5(b)(i) that are not sold by Buyer to Customers during such period), plus (B)
                                                                       ----
[*] for such period, plus (C) the [*] to Buyer of all products sold by Buyer
                     ----
during such period that were purchased by Buyer pursuant to Section 2.23.

          "Customer" means any Franchisee or Datago Purchaser.
           --------

          "Customer Co-op Funds" has the meaning ascribed thereto in
           --------------------
Section 2.11(g).

          "Customer Freight Accruals" for any period means all amounts charged
           -------------------------
to Customers by Buyer and accrued in accordance with GAAP for such period in respect of any Outbound Freight (including ordinary outbound freight, Expedited Delivery Freight and [*]), Inbound Freight or Insurance, including any amounts so charged that are characterized as direct offsets of expenses.

          "Customer Invoice" has the meaning ascribed thereto in Section 2.8(a).
           ----------------

          "Customer Purchase Price" has the meaning ascribed thereto in Section
           -----------------------
2.6(a).

          "Daily Net Payment Amount" has the meaning ascribed thereto in Section
           ------------------------
2.8(b)(iii).

          "Daily Net Payment Report" has the meaning ascribed thereto in
           ------------------------
Section 2.8(b).

          "Datago Agreement" means any agreement from time to time in effect
           ----------------
between Buyer and any reseller that is not a Franchisee, pursuant to which such reseller is authorized to be a Datago Purchaser, including the Datago distribution agreements assigned to and assumed by Buyer pursuant to the Purchase Agreement.

          "Datago Purchaser" means any purchaser of products from time to time
           ----------------
from Buyer, other than any Franchisee or any purchaser of products from Seller pursuant to the MASTER program, whether or not pursuant to a Datago Agreement.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "[*] Baseline Revenue" has the meaning ascribed thereto in Section
           --------------------
2.36(d).

          "DC Watch" means a wide area network PC application showing daily and
           --------
month-to-date shipping information for each Distribution Center.

          "Deletion Notice" has the meaning ascribed thereto in Section
           ---------------
2.3(b)(ii).

          "Designated Territory" has the meaning ascribed thereto in the
           --------------------
Purchase Agreement.

          "Determination Date" has the meaning ascribed thereto in Section
           ------------------
2.10(b).

          "Disputed Shipment" has the meaning ascribed thereto in Section
           -----------------
2.5(d).

          "Distribution Center" means the Livermore DC or the Indianapolis DC,
           -------------------
as applicable.

          "Distribution Fee" has the meaning ascribed thereto in Section 2.9(a).
           ----------------

          "Distribution Period" means the period commencing on February 1, 1994,
           -------------------
and ending on January 31, 1996, or such other date as shall be expressly provided herein; provided, however, that if there is a Winding Down Period, the
                 --------  -------
Distribution Period shall be extended through the Winding Down Period.

          "Earned" has the meaning ascribed thereto in Section 2.11(d)(v)(A).
           ------

          "Eligible Vendor" has the meaning ascribed thereto in the Purchase
           ---------------
Agreement.

          "Excess Percentage" means [*].
           -----------------

          "Exchange Act" has the meaning ascribed thereto in Section 9.11(b).
           ------------

          "Expedited Delivery" has the meaning ascribed thereto in Section
           ------------------
2.7(b).

          "Expedited Delivery Freight" for any period means the total actual
           --------------------------
freight charges incurred directly or indirectly by Seller during such period in respect of any products sold by Seller to Buyer hereunder that are shipped by Expedited Delivery
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(as determined from [*], without considering any [*] to which [*] in respect thereof).

          "Extended Payment Obligation" shall mean any payment obligation by
           ---------------------------
Buyer to Seller pursuant to Section 2.8(b) that remains outstanding past the Stipulated Due Date for such payment obligation.

          "Extended Payment Termination Date" means the first to occur of (i)
           ---------------------------------
the Private Placement Closing Date, (ii) the termination of the Distribution Period and (iii) the second anniversary of the Closing Date.

          "Floor Planner Invoice" has the meaning ascribed thereto in Section
           ---------------------
2.8(c).

          "Floor Planners" means the floor planners set forth on Schedule 2.20,
           --------------
and any other floor planners designated in writing by Buyer with the prior written consent of Seller (which consent shall not unreasonably be withheld or delayed).

          "force majeure" has the meaning ascribed thereto in Section 9.8.
           -------------

          "Franchise Agreement" means any franchise agreement from time to time
           -------------------
in effect between Buyer and any Franchisee, including the franchise agreements assigned to and assumed by Buyer pursuant to the Purchase Agreement.

          "Franchisee" means any franchisee from time to time of a ComputerLand
           ----------
Store in the Designated Territory operating under a Franchise Agreement or any other arrangement with Buyer.

          "GAAP" means generally accepted accounting principles in the United
           ----
States, applied in a manner consistent with the usual financial and accounting practices of Seller in effect as of the Closing Date (to the extent such practices are in accordance with generally accepted accounting principles in the United States).

          "Gross Margin" for any period means the fraction, expressed as a
           ------------
percentage, equal to (i) the sum of [*] (net of any cost of sales associated with such [*], as determined in accordance with GAAP) for such period divided by
                                                                      ------- --
(ii) Applicable Revenue for such period. Anything contained herein to the contrary notwithstanding, if Buyer implements any programs or policies, or any general terms and conditions with respect to the Subject Business, that alone or in the aggregate would reasonably be expected to result in (i) a reduction in Gross Margin (as
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

defined above) and (ii) a net increase in revenues or net decrease in costs that
               ---
would not otherwise be reflected in Gross Margin, then the definition of Gross Margin shall be adjusted, in such manner as Buyer and Seller shall agree in good faith, to reflect such net increase in revenues or net decrease in costs.

          "Gross Sales" for any period means (i) the aggregate amount recognized
           -----------
by Buyer as gross sales for such period in respect of sales to Customers of products sold by Seller to Buyer hereunder (or shipped by Seller on behalf of Buyer pursuant to Section 2.23), as adjusted pursuant to Section 2.17(b) and (c) hereof, determined in accordance with GAAP, plus (ii) Adjusted MASTER Sales for
                                            ----
such period.

          "Headquarter Funds" means credits in the form of cash, cash
           -----------------
equivalents, product or other consideration that may be earned by Seller from its vendors in support of Seller's distribution activities, which credits may usually be realized by Seller only after performing certain programs or projects or having certain organization in support of the applicable vendor's products.

          "ILS" has the meaning ascribed thereto in Section 3.1(a).
           ---

          "ILS Salary Cap" has the meaning ascribed thereto in Section 3.2(a).
           --------------

          "ILS Team" has the meaning ascribed thereto in Section 3.2(a).
           --------

          "Inbound Freight" has the meaning ascribed thereto in Section [*].
           ---------------

          "Indianapolis DC" means Seller's warehouse and distribution center in
           ---------------
Indianapolis, Indiana.

          "Insurance" has the meaning ascribed thereto in Section [*].
           ---------

          "Interfering Party" has the meaning ascribed thereto in Section
           -----------------
2.22(d).

          "Inventory Cost" for any product means an amount equal to (i) the
           --------------
invoice price charged by Seller's vendor for the product, plus (ii) customs
                                                          ----
duties, taxes and currency exchange costs applicable thereto, if any, but without reduction for any [*] or [*] relating thereto, as described in Schedule 1.1-3
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

hereto, and subject to adjustment for any Price Protection pursuant to Section 2.18.

          "Inventory List" has the meaning ascribed thereto in Section 2.2(c).
           --------------

          "Inventory-On-Hand [*]" means any [*] credits in the form of cash,
           ---------------------
cash equivalents, product or other consideration made available by a vendor for the benefit of Seller and/or any Customer in respect of products Seller and/or such Customer, as applicable, has in inventory.

          "Invoice Date" for any product means the date on which the Buyer
           ------------
Invoice for such product is generated by CAMBAR and issued electronically by Seller pursuant to Section 2.8(b); provided, however, that if the Customer
                                   --------  -------
ordering such product pursuant to Section 2.2 shall have indicated that its purchase of such product is to be financed by a Floor Planner, then the Invoice Date for such product shall mean the date on which the Floor Planner Invoice for such product is generated by CAMBAR and issued electronically by Seller pursuant to Section 2.8(c).

          "[*]" for any period means all [*] Earned by Seller and attributable
           ---
to such period, to the extent that (i) Seller's right to receive such [*] is not subject to any condition that Seller spend funds on any program or project, or have certain organization in support of a vendor's products or (ii) Seller earned such [*] as a result of having certain organization in its distribution business in support of a vendor's products, and the Seller in its reasonable judgment has determined such organization to be essential in its conduct of business irrespective of the availability of any [*] program. For purposes of this definition, Seller's "distribution business" means the Distribution Centers, purchasing function, back-end and related departments operated by Seller to support and perform the Logistics Services under this Agreement, as in effect from time to time during the Distribution Period.

          "Livermore DC" means Seller's warehouse and distribution center in
           ------------
Livermore, California.

          "Logistics Services" means the Accounting Services, MIS Services and
           ------------------
Product Supply/Fulfillment Services.

          "[*]" means any [*] credits in the form of cash, cash equivalents,
           ---
product or other consideration made available by [*] in respect of any products purchased during the Distribution Period by [*], whether or not [*] shall have any such [*] in [*] at the time such credits are made available.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Mainframe Team" has the meaning ascribed thereto in Section 3.2(c).
          --------------

          "Marketing Development Funds" or "MDF" means all [*] and [*].
           ---------------------------      ---
Marketing Development Funds do not include Co-op Funds or [*].

          "MASTER Inventory Cost" for any period means the aggregate Inventory
           ---------------------
Cost of all products sold by Seller during such period under the MASTER program, as determined in accordance with GAAP.

          "MASTER Royalty" for any MASTER Sale means the "Royalty Fee" payable
           --------------
in respect of such sale, as described on Schedule 4.6(a)-1.

          "MASTER Royalty Accrual" for any period means the total amount of
           ----------------------
MASTER Royalties accrued during such period in respect of all MASTER Sales made by Seller during such period.

          "MASTER Royalty Collection Amount" for any period means the total
           --------------------------------
amount of MASTER Royalties accrued in respect of all MASTER Sales for which Seller shall have been paid during such period.

          "MASTER Sales" means any sale of products by Seller to any customer of
           ------------
a Customer pursuant to the MASTER program described in Section 4.6.

          "Material Allocation Default" has the meaning ascribed thereto in
           ---------------------------
Section 2.22(d).

          "Material Default" means:
           ----------------

               (i) in the case of Seller, a Class C Event, as defined in Section 5.2; and

               (ii) in the case of Buyer, the failure by Buyer to pay to Seller the Buyer Purchase Price for any products shipped by Seller hereunder, or any other amount due to Seller under this Agreement, within three Business Days after the receipt of notice from Seller stating the amount past due (a "Payment Failure"), which Payment Failure continues uncured for a period of 30 consecutive days; provided, however, that if, subject to Section 2.5(d),
                          --------  -------
     Buyer in good faith disputes that it is obligated to pay all or any portion of any amount claimed by Seller hereunder, and Buyer has paid each amount not disputed in good faith to Seller not later than three Business Days after the receipt
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     of the notice referred to in this sentence applicable to such amount, and (if the aggregate of all amounts in dispute exceed $1,000,000) has paid all disputed amounts into escrow pursuant to Section 2.26, then, pending resolution of such dispute pursuant to Article VIII hereof (whether pursuant to negotiation, mediation or litigation), the failure of Buyer to pay any amounts so disputed shall not constitute a Payment Failure for purposes of this definition.

          "Merisel" has the meaning ascribed thereto in paragraph A of the
           -------
preamble to this Agreement.

          "Minimum Growth Target" means the target that shall be met for any
           ---------------------
period during the Distribution Period if Applicable Revenue for such period is at least [*] greater than Baseline Revenue for such period.

          "MIS Services" means the data processing, data communications and
           ------------
telecommunications services and functions required for Seller to perform its obligations under Article II hereof.

          "Mis-Shipped Product" means any product that is shipped to any
           -------------------
Customer (or any customer of a Customer) by Seller on Buyer's behalf hereunder, but was not ordered by such Customer, or is received by such Customer in an unsaleable condition, and that meets any of the following conditions:

               (i) such product is complete (including all components and manuals), unused, undamaged and otherwise in a saleable condition and in its original, undamaged factory carton; or

               (ii) such product and such carton are in the same condition as received by such Customer; or

               (iii) such product was mis-labeled by the vendor or manufacturer thereof, and such product and such carton are in the same condition as received by such Customer, except that the carton has been opened; or

               (iv) the product description for such product made available by Seller pursuant to Section 2.3(j) was materially inaccurate, and such product and such carton are in the same condition as received by such Customer, except that the carton has been opened; or

               (v) Seller shall have made an error in configuring or manufacturing such product, such that the product as
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     configured or manufactured shall not in all material respects conform to the specifications ordered by such Customer, and such product and all packaging relating thereto are in the same condition as received by such Customer, except that such packaging has been opened.

provided, however, that such Customer shall have notified Buyer or Seller
- - - --------  -------
regarding such mis-shipment in accordance with the return policies set forth in
Schedule 2.12 (or such other policies as Buyer and Seller shall hereafter agree in writing); and provided further, however, that the term "Mis-Shipped Product"
                 -------- -------  -------
shall not include any Defective Product.

          "Monthly Distribution Fee" means, for each month during the
           ------------------------
Distribution Period, an amount equal to:

               (a) (i) the lesser of (x) [*] for such month and (y) [*] for such month times (ii) the [*] applicable to such month;
           -----

     plus
     ----

               (b) if [*] for such month exceeds [*] for such month, (i) the amount of such excess times (ii) the [*].
                           -----

          "Net Payment Amount" has the meaning ascribed thereto in Section
           ------------------
2.10(e).

          "Next Inventory Cost" for any product as of any date means an amount
           -------------------
equal to (i) the invoice price that was or would have been charged by Seller's vendor for such product, plus (ii) any customs duties, taxes and currency
                         ----
exchange costs that were or would have been applicable thereto, in each case if Seller purchased or were to have purchased such product on such date (whether or not any actual purchase occurred on such date), but without reduction for any [*] or [*], or for any Price Protection made available after such date, that would be applicable thereto, determined in accordance with GAAP.

          "[*]" for any period means all [*] for such period other than Liquid
           ---
[*].

          "Obligatory Amount" has the meaning ascribed thereto in Section
           -----------------
2.36(a).

          "Other Merisel Distribution Business" means any business owned or
           -----------------------------------
operated by Merisel and/or any of its subsidiaries or affiliates, other than Buyer, that is engaged in whole or in part in the distribution of computer hardware,
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

software and related products, whether as a distributor, aggregator, franchisor or otherwise.

          "Other Revenue" for any period means any Applicable Revenue for such
           -------------
period other than Royalties and Gross Sales.

          "Other Soft Dollars" means credits in the form of cash, cash
           -------------------
equivalents, product or other consideration, other than Marketing Development Funds, Price Protection, Prompt Payment Discounts, Co-op Funds or other amounts specifically addressed herein, that may be earned by Buyer or Seller from any vendor, to the extent that the fair value of such credits is manifestly unreasonable in relation to the fair value of any products, services, instruments or agreements provided or delivered to, or made in favor of, such vendor by Buyer or Seller, as applicable, in exchange therefor.

          "Outbound Freight" for any period means the aggregate amount of all
           ----------------
actual freight charges incurred directly or indirectly by Seller during such period in respect of any products sold by Seller to Buyer hereunder, and relating to the delivery of products from Seller (or from any vendor of Seller) to any Customer (or to any customer of a Customer), as determined from the [*], as applicable, [*] during such period from the carrier or vendor in respect of any such freight charges; provided, however, that Outbound Freight shall not
                          --------  -------
include any Inbound Freight or Insurance. Outbound Freight includes, without limitation, [*] and Expedited Delivery Freight.

          "Performance Credit Amount" for any period means the aggregate amount
           -------------------------
of all Performance Credits assessable against Seller in respect of such period pursuant to Schedule 2.21.

          "Performance Standards" means those certain service levels applicable
           ---------------------
to certain of the Logistics Services and identified as "Performance Standards" in Schedule 2.21.

          "POET" has the meaning ascribed thereto in Section 3.1(a).
           ----

          "Price Protection" means all [*].
           ----------------

          "Primary Distribution Center" means, for any Customer, the primary
           ---------------------------
Distribution Center for such Customer, as determined by Seller in accordance with Schedule 1.1-4.

          "Prime Rate" as of any date means the rate last published in the
           ----------
national edition of The Wall Street Journal as the prime rate in effect on the
                    -----------------------
date of publication.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Private Label Product" means any product marketed by Seller after the
           ---------------------
Closing Date that bears any tradename, trademark, service mark, logo, trade dress or other proprietary name, mark or design then owned by or licensed to Seller.

          "Private Placement Closing Date" means the date on which Buyer and
           ------------------------------
Seller consummate the sale of Merisel common stock to Seller pursuant to the Stock Purchase Agreement between Buyer and Seller dated as of the date hereof.

          "Product Supply/Fulfillment Services" means the purchasing,
           -----------------------------------
warehousing, order fulfillment, invoicing, shipping and product return services and functions described in Article II hereof.

          "Prompt Payment Discount" means any discount or other consideration
           -----------------------
granted by a vendor of a product for paying such vendor for product purchases at an earlier date than the date required by the vendor's standard terms.

          "Purchase Agreement" has the meaning ascribed thereto in paragraph A
           ------------------
of the preamble to this Agreement.

          "Realized" has the meaning ascribed thereto in Section 2.11(d)(v)(B).
           --------

          "Rebates" means credits in the form of cash, cash equivalents,
           -------
products or other consideration that may be earned by Seller from a vendor for having purchased or sold the vendor's products or having achieved a certain volume of purchases or sales of the vendor's products during a given period.

          "Repurchase Agreements" means the repurchase agreements entered into
           ---------------------
between Buyer and each of the Floor Planners set forth on Schedule 2.20, substantially in the forms attached as exhibits to such Schedule, and any other repurchase agreement entered into between Buyer and any Floor Planner in such form as Seller shall have theretofore approved in writing, which approval shall not unreasonably be withheld or delayed.

          "Repurchase Price" has the meaning ascribed thereto in Section
           ----------------
2.12(c).

          "Restocking Fee" has the meaning ascribed thereto in Section
           --------------
2.12(c)(i).

          "Retained Business" has the meaning ascribed thereto in paragraph D of
           -----------------
the preamble to this Agreement.

          "Returnable Product" means any product sold by Seller to Buyer
           ------------------
hereunder that meets all the following conditions:

          (i) such product is complete (including all components and manuals), unused, undamaged and otherwise in a saleable condition and in its original, undamaged factory carton (Seller reserving the right to reject any product if such product or its carton appears on reasonable inspection by Seller to have been damaged or defaced, to be in any way incomplete, or to be used or otherwise not saleable);

          (ii) such product's carton has Seller's bar code or part number label affixed, and such carton does not have any other non-factory labels or markings, other than any labels or markings made or affixed by Seller;

          (iii) such product is on the Inventory List as in effect at the time Buyer or any Customer requests authorization to return such product pursuant to Section 2.12; and

          (iv) at the time Buyer delivers such product to Seller for repurchase pursuant to Section 2.12, Seller has not given notice to Buyer that (A) the vendor or manufacturer of such product no longer accepts the return thereof or (B) the vendor or manufacturer of such product only accepts the return thereof on terms and conditions that are, in the aggregate, materially less favorable to Seller than the terms and conditions normally obtained by Seller on the Closing Date from those vendors that permit returns.

          "Return Cost" with respect to any Returnable Product means the lesser
           -----------                                                   ------
of (i) the [*] for such Returnable Product and (ii) the [*] for such Returnable Product.

          "Reviewed Party" and "Reviewing Party" have the meanings ascribed
           --------------       ---------------
thereto in Section 2.14(a).

          "Rolling Average Net Payment Amount" for any month means an amount
           ----------------------------------
equal to the sum of the Net Payment Amounts for each of the second, third and fourth preceding months, divided by three. By way of example, the Rolling Average Net Payment Amount for June 1994 shall equal the sum of the Net Payment Amounts for February, March and April 1994, divided by three. For purposes of calculating the Rolling Average Net Payment Amount for any month prior to June 1994, the months of October, November and December 1993, and January 1994, shall each be deemed to have a "Net Payment Amount" equal to [*]. Thus, the Rolling Average Net Payment Amount for February 1994 shall equal [*] (three times
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*], divided by three); the Rolling Average Net Payment Amount for March 1994 shall equal the sum of [*] (two times [*]) plus the actual Net Payment Amount
                                           ----
for February 1994, divided by three; and the Rolling Average Net Payment Amount for April 1994 shall equal the sum of [*] plus the actual Net Payment Amounts
                                          ----
for February and March 1994, divided by three.

          "Royalties" for any period means the aggregate amount of royalties
           ---------
(and/or equivalent charges for services made available, or required to be made available, by the Subject Business to any Customer) recognized by Buyer in such period in respect of Franchisees, which royalties (and/or equivalent charges) shall be recognized and determined as described in Schedule 1.1-5 hereto, in accordance with GAAP.

          "Secondary Distribution Center" for any Customer means the
           -----------------------------
Distribution Center other than the Primary Distribution Center for such Customer.

          "Seller" has the meaning ascribed thereto in the preamble to this
           ------
Agreement.

          "Seller's Order Processing System" has the meaning ascribed thereto in
           --------------------------------
Section 2.2(e).

          "Seller Prohibited Transferees" has the meaning ascribed thereto in
           -----------------------------
Section 9.11(b).

          "Settlement Amount" has the meaning ascribed thereto in Section
           -----------------
2.10(f).

          "Settlement Date" has the meaning ascribed thereto in Section 2.10(f).
           ---------------

          "Special Order Vendor" means any vendor with which Seller does not
           --------------------
have a distribution, volume purchase or similar agreement, whose products are not generally stocked by Seller, or are stocked only on a limited basis.

          "Stipulated Due Date" for any payment obligation by Buyer to Seller
           -------------------
hereunder means the date that such payment obligation is due and payable in accordance with this Agreement, determined without giving effect to Section 2.34(a). Accordingly, the Stipulated Due Date for Buyer's obligation to pay the Daily Net Payment Amount pursuant to Section 2.8(b) is the Business Day immediately following the Business Day on which Seller delivers to Buyer the Daily Net Payment Report with respect to such Daily Net Payment Amount.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Subject Business" has the meaning ascribed thereto in paragraph A of
           ----------------
the preamble to this Agreement, for all periods through the Closing. For any period after the Closing, the Subject Business shall mean the Subject Business as owned and operated from time to time by Buyer, as a going concern.

          "Total MDF Percentage" for any period means the fraction, expressed as
           --------------------
a percentage, equal to (i) the sum of (A) the total amount of [*] in such period as provided in Section 2.11, plus (B) the total amount of [*] earned by Buyer pursuant to any separate [*] entered into pursuant to Section 2.11(f), divided
                                                                       -------
by (ii) Applicable Revenue for such period.
- - - --

          "Vendor List" has the meaning ascribed thereto in Section 2.3(b).
           -----------

          "Winding Down Period" has the meaning ascribed thereto in Section
           -------------------
6.2(a).

          1.2.  Accounting Terms.  Except as otherwise expressly provided
                ----------------
herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP, whether or not specifically stated in the relevant definition or provision of this Agreement, and all financial statements or accounting determinations shall be prepared or made in accordance with GAAP, in each case as applied on a consistent basis for all relevant accounting periods.

          1.3.  Interpretation.  Whenever reference is made in this Agreement to
                --------------
any Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of this Agreement or to a Schedule or Exhibit attached hereto, unless otherwise indicated. As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction and the word "person" includes a corporation or other entity or association as well as a natural person. The term "including" means "including, without limitation", for all purposes of this Agreement. Unless the context otherwise requires, any reference to a period of time as a "month" shall mean a calendar month, and any reference to a period of time as a "quarter" shall mean a period of three consecutive months ending on any January 31, April 30, July 31, or October 31. Unless otherwise provided, a "day" means the 24-hour period commencing at 6:00 a.m., local time, on the calendar day in question.

- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE II

                      DISTRIBUTION AND LOGISTICS SERVICES

          2.1.  Overview; Sale of Products to Buyer; Resale by Buyer to its
                -----------------------------------------------------------
Customers.  (a)  During the Distribution Period, on the terms and subject to the
- - - ---------
conditions set forth herein, Seller shall sell to Buyer products ordered by Customers pursuant to Section 2.2 hereof and shall provide Buyer with the Logistics Services, in each case as described in this Article II.

          (b) All products sold hereunder are sold by Seller to Buyer, and title and risk of loss shall pass from Seller to Buyer, F.O.B. Seller's point of shipment.

          (c) Buyer shall sell all products purchased by Buyer from Seller hereunder to the Customers that ordered such products pursuant to Section 2.2.

          2.2.  Order Procedures.  (a)  During the Distribution Period, Seller
                ----------------
shall make CAPS available to Buyer as provided in this Section 2.2, for use in connection with the Subject Business. CAPS shall be available on an on-line and dial-up basis, in substantially the manner that it is currently available to Customers and to Seller's personnel engaged in the Subject Business. Seller shall use commercially reasonable efforts to cause CAPS to be available each Business Day from 5:00 a.m. Pacific time to 6:00 p.m. Pacific time (or such other hours as Buyer and Seller shall mutually agree); provided, however, that
                                                       --------  -------
Seller shall not be responsible for any downtime caused by Buyer or by the Mainframe Team acting on Buyer's behalf.

          (b) During the Distribution Period, Buyer shall administer the "front-end" and user interface to CAPS and shall be responsible for controlling all access thereto by Customers, Floor Planners and Buyer personnel employed in connection with the Subject Business (including the issuance of log-in names, user passwords and dial-in telephone numbers), in each case in accordance with Seller's usual policies and procedures relating thereto, as in effect on the Closing Date, or such other policies and procedures as Buyer and Seller shall hereafter mutually agree in writing. During the Distribution Period, Buyer shall also be responsible for managing the "credit hold" function of CAMBAR, including all procedures with Floor Planners to establish and update credit limits and all other Customer "flags". Any order entered into CAPS that remains subject to a credit hold, or is otherwise suspended by Buyer for any reason other a back-order, for 72 consecutive hours (excluding any day that is not a Business Day or any portion of any such day), shall automatically be canceled.

               (c) Seller shall maintain and update from time to time as provided in Section 2.3 a list of products that may be purchased by Buyer hereunder (the "Inventory List") and shall make such list available to Customers through CAPS. Seller, acting on Buyer's behalf, shall receive orders through CAPS for products shown on the Inventory List, as in effect from time to time, from any Customer in the Designated Territory. Seller shall not be required to accept or otherwise process any order that has not been properly entered into CAPS, either by the Customer making such order or by Buyer on behalf of such Customer. Anything contained herein to the contrary notwithstanding, the Inventory List shall not be deemed to include any products reflected thereon that are identified as "Status Four" products, as defined in
Schedule 2.22(b).

          (d) Buyer shall use commercially reasonable efforts to cause all Customers to comply with Seller's ordering procedures with respect to the Subject Business, as in effect on the Closing Date, or such other ordering procedures for the Subject Business as Buyer and Seller shall hereafter mutually agree in writing, including all such procedures relating to the proper use and operation of CAPS. Buyer shall not enter into CAPS any order that is not a bona
                                                                            ----
fide order by a Customer and shall use commercially reasonable efforts to insure
- - - ----
that no "end-user" of products sold by Seller hereunder (excluding for this purpose any [*] company, [*] company, [*] of microcomputer products or [*]) obtains access to CAPS as a Customer; provided, however, that the foregoing
                                      --------  -------
shall not apply to any order uploaded to CAPS through POET or any similar "front-end" to CAPS made available during the Distribution Period to the end-user customers of any Franchisee. Seller shall not be responsible for any delay in or failure to fill any order caused by (i) the failure of Buyer or any Customer to comply with the ordering procedures provided for in this Section 2.2 or (ii) any error or interruption in the operation of CAPS or CAMBAR caused by any employee or agent of Buyer.

          (e) Seller shall process all orders properly entered into CAPS in accordance with Seller's usual electronic order processing systems and procedures, including as of the date hereof the electronic order processing and order-interruption functions of CAMBAR ("Seller's Order Processing System"). Any order interrupted by Seller's Order Processing System as a result of any credit hold imposed by Buyer or any Floor Planner shall be automatically suspended until (i) such order is deleted by Buyer or the Customer making such order, (ii) the Floor Planner responsible for such credit hold increases the credit limit of such Customer in an amount sufficient to fund such order or
(iii) Buyer, in its sole discretion, overrides any such credit hold in accordance with such procedures as Buyer and Seller shall hereafter mutually agree in writing. Seller shall not be
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

responsible for any loss, claim, liability or expense arising in connection with the imposition or release of any credit limit or credit hold with respect to any Customer by Buyer or any Floor Planner, except to the extent that any such loss, claim, liability or expense shall have resulted from the negligence or wilful misconduct of Seller.

          (f) Anything contained herein to the contrary notwithstanding, Seller shall not be obligated to accept or otherwise process any order from any Customer or sell any product to Buyer hereunder, if the sale by Seller to Buyer or by Buyer to such Customer of any product so ordered would violate any dealership, distributorship or similar agreement between Buyer, Seller or such Customer and any vendor, manufacturer or distributor.

          (g) During the Distribution Period, Seller shall not modify in any material respect either the functioning or the "look and feel" of CAPS, as in effect on the Closing Date, without the prior written consent of Buyer (which consent shall not unreasonably be withheld or delayed), unless Buyer requests such change or implements such change through the Mainframe Team; provided,
                                                                  --------
however, that if (i) Seller notifies Buyer of its intent to make any
- - - -------
modification of or replacement to CAPS at least 60 days prior to the proposed implementation thereof and provides Buyer with such information as it reasonably requests regarding the design, operation and cost to Buyer of the system as proposed to be modified or replaced, (ii) such modified or replacement system performs at least as favorably in all material respects as the then-existing system, as determined by Buyer in its reasonable judgment, and (iii) Seller reimburses Buyer and any affected Customers for all costs incurred by them in order to modify their systems and train their personnel to accommodate and properly utilize such modified or replacement system, to the same degree that Buyer and such Customers used such system as in effect at the time such modification or replacement is proposed, then Buyer's consent shall not be withheld or delayed. Anything contained herein to the contrary notwithstanding, Seller may make (but shall not be required to make) such changes to CAPS as shall be commercially reasonable to preserve the confidentiality of any information relating solely to the Retained Business or solely to the Subject Business, as applicable, provided that such changes do not impair any function of CAPS relating in whole or in part to the Subject Business.

          (h) Neither party shall enter into CAPS, and Buyer shall use commercially reasonable efforts to prevent any Customers from entering into CAPS, any order for an "inhibitor" or other invalid SKU, or any order for any other SKU that the person entering the order should reasonably be expected to know will not allocate, for the purpose, in whole or material part, of holding inventory.

          2.3.  Seller's Inventory List; Relationships with Vendors.  (a)  A
                ---------------------------------------------------
copy of the Inventory List, as in effect on the Closing Date, is attached hereto as Schedule 2.3(a). Except as provided in Section 2.3(b), Seller may from time to time add and/or remove any products and/or vendors to or from the Inventory List, as Seller in its sole discretion shall from time to time deem appropriate. Seller shall give Buyer at least 5 days prior written notice before removing any product from the Inventory List and shall give Buyer at least 30 days prior written notice before removing any vendor from the Inventory List; provided,
                                                                   --------
however, that Seller may remove from the Inventory List, without prior notice,
- - - -------
any product discontinued by the vendor of such product, so long as Seller gives Buyer written notice of any such action as soon as practicable after Seller receives notice thereof from the vendor. Seller shall update the Inventory List from time to time by electronic mail, as needed, and shall provide to Buyer on a monthly basis, the product, price and other data included in the Inventory List, in such form as Buyer may reasonably request to permit Buyer to produce a price book or similar publication.

          (b) Notwithstanding Section 2.3(a), but subject to Sections 2.3(c),
(d) and (e), at all times during the Distribution Period, Seller shall include on the Inventory List the products of each of the vendors set forth on Schedule 2.3(b), as such Schedule shall be modified from time to time pursuant to this
Section 2.3(b) (the "Vendor List"). The Vendor List may be modified only as follows:

               (i) Buyer may request the addition of a vendor to the Vendor List at any time, by written notice to Seller, if, after giving effect to such addition, the Vendor List would include no more than [*] vendors. As soon as practicable after receipt of any such request, Seller will commence negotiating in good faith with such vendor with a view to establishing a purchasing relationship with such vendor, including negotiation of a distribution, volume purchase agreement or similar agreement between Seller and such vendor on customary terms and conditions. Seller shall use commercially reasonable efforts to enter into such an agreement with such vendor within 30 days after receipt of Buyer's notice requesting the addition of such vendor, or as soon thereafter as shall be practicable under the circumstances.

               (ii) Seller may delete a vendor from the Vendor List at any time, upon not less than 30 days prior written notice to Buyer (a "Deletion Notice"), if the aggregate gross sales through the Subject Business of all
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     such vendor's products during any two or more of the preceding three quarters is less than $250,000 per quarter; provided, however, that if
                                                 --------  -------
     Buyer notifies Seller in writing within 10 days after receiving any Deletion Notice that Buyer objects to the deletion of such vendor from the Vendor List, then such vendor shall not be so deleted from the Vendor List, and Seller shall not deliver any further Deletion Notice with respect to such vendor for at least 12 months from the date of Buyer's objection;

     provided further, however, that Buyer shall not be entitled to object to
     ----------------  -------
     the deletion of more than five vendors pursuant to this Section 2.3(b)(ii) in any 12-month period during the term of the Agreement.

               (iii) Anything contained herein to the contrary notwithstanding, Seller may delete any vendor from the Vendor List at any time, upon such prior written notice to Buyer as shall be reasonable under the circumstances (or refuse to add any vendor designated by Buyer pursuant to Section 2.3(b)(i)), if an ordinarily prudent person in the business of Seller could reasonably believe that, in light of the creditworthiness of such vendor, it was imprudent to carry the products of such vendor in inventory, under the circumstances contemplated by this Agreement, the terms and conditions set forth herein and the terms and conditions offered by such vendor.

               (iv) Buyer may delete a vendor from the Vendor List at any time, upon not less than 60 days prior written notice to Seller, if Seller has deleted, or has given Buyer written notice that it intends to delete, from the Inventory List a material portion of the products of such vendor pursuant to Section 2.3(c) and/or Section 2.3(d), and the number of products of such vendor remaining on the Inventory List and/or the volumes of such products sold by Seller to Buyer hereunder do not, in Buyer's good faith and commercially reasonable judgment, warrant maintaining such vendor on the Vendor List.

          (c) Notwithstanding Section 2.3(b), Seller may delete from the Inventory List at any time, upon not less than 5 days prior written notice to Buyer, any product of any vendor if fewer than 20 units of such product were sold through the Subject Business in any of the three months immediately preceding the date of such notice.

          (d) Anything contained herein to the contrary notwithstanding, Seller may delete from the Inventory List at any time, on such prior written notice to Buyer as shall be reasonable under the circumstances, any product of any vendor, if (i) Seller is prohibited from selling such product to Buyer for resale to Customers as provided herein, pursuant to any agreement of the type described in
Section 2.2(f) to which Seller may be
subject; or (ii) such product is not available to Seller for sale to Buyer hereunder, except on terms and conditions that are, in the aggregate, materially less favorable to Seller than the terms and conditions normally obtained by Seller from its vendors for similar products;

          (e) Except as provided in Section 2.3(d), at all times during the Distribution Period, Seller shall include on the Inventory List any product that Seller generally makes available for purchase by the end-user customers of the Retained Business, other than (i) spare parts, (ii) any products that are generally sold by Seller only in conjunction with the performance of any service contract or other service offered by Seller through the Retained Business, (iii) any products of any Special Order Vendor, and (iv) [*]. Notwithstanding clause
(iv) of the preceding sentence, if Buyer desires to purchase [*] from Seller, Buyer and Seller shall negotiate with each other in good faith regarding the terms and conditions of any such purchase, which accordingly shall not, unless otherwise agreed, be subject to any of the terms and conditions of this Agreement.

          (f) Without limiting the rights of Seller pursuant to this Section 2.3, during the Distribution Period, Seller shall cooperate with Buyer in good faith with respect to the composition of the Inventory List from time to time and shall use commercially reasonable efforts to include therein any product reasonably requested by Buyer, whether or not the vendor of such product is on the Vendor List, provided that (i) Buyer demonstrates to Seller that there is sufficient demand on the part of a broad base of Customers to warrant stocking such product, or that stocking such product is necessary for strategic or competitive reasons, and (ii) such product is available to Seller for resale to Buyer hereunder on terms and conditions that are not, in the aggregate, materially less favorable to Seller than the terms and conditions normally obtained by Seller from its vendors for similar products.

          (g) It is the intention of the parties to cooperate with one another in good faith in connection with all dealings between either party and any vendor relating to the Subject Business, including any such dealings regarding Marketing Development Funds, Co-op Funds, Price Protection, Prompt Payment Discounts, [*] of [*] inventory and similar issues relating thereto. In that connection, each party shall use commercially reasonable efforts (i) to inform the other party regarding any significant meetings, telephone conversations, correspondence and other contacts with vendors and (ii) in the case of any such meetings for which such party has reasonable advance notice and which are expected to cover issues that an ordinarily prudent
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

person would consider important under the circumstances, to permit a representative of the other party to participate therein. Each party shall permit the other party, upon reasonable request, with reasonable notice during normal business hours, to review and copy all agreements and correspondence with vendors relating to the Subject Business; provided, however, that any out-of-
                                          --------  -------
pocket expenses relating to such review and/or copying shall be borne by the reviewing party. Each party hereby authorizes the other party to contact directly any vendor of such party in connection with any matter relating to the Subject Business, and each party shall upon the request of the other party or any vendor confirm such authorization in writing. Neither party shall at any time seek to influence any vendor to take any action with respect to the other party that could reasonably be expected to have a material adverse effect upon such other party, except as otherwise required or permitted by any provision of this Agreement.

          (h) Within 30 days after the end of each month during the Distribution Period, Seller shall provide Buyer with (i) a report showing Gross Sales for such month, and, on a monthly basis, for the year to date, including a break-down by Customer and by vendor and (ii) a report showing the gross sales of the Retained Business for such month, and, on a monthly basis, for the year to date, including a breakdown by vendor (but not by Customer). Copies of such reports for the month ended December 31, 1993, are attached hereto as Schedule 2.3(h).

          (i) During the Distribution Period, Seller shall use commercially reasonable efforts to announce price changes, "new product adds" and "ETAs" by electronic mail or comparable means within 24 hours after Seller receives knowledge thereof (not including any day that is not a Business Day, or any portion of any such day).

          (j) During the Distribution Period, Seller shall use commercially reasonable efforts to maintain an electronic database of product descriptions, accessible to Buyer and Customers through CAPS, for all material products on the Inventory List from time to time. Seller shall use commercially reasonable efforts to cause all product descriptions included in such database to be accurate in all material respects as of the date included, and to update such database at reasonable intervals; provided, however, that Seller shall not be
                                  --------  -------
liable to Buyer, any Customer or any other person for any loss, claim, liability or expense arising in connection with such database or any error therein or omission therefrom, except to the extent that any such loss, claim, liability or expense shall have resulted from the negligence or willful misconduct of Seller. Without limiting the generality of the foregoing, Seller shall not in any event be liable to Buyer, any Customer or any other person for any loss, claim, liability or expense arising in connection with any error or omission caused by Buyer, any vendor or any third party provider of any such product descriptions.

          (k) Without limiting Seller's obligation pursuant to Section 2.3(j), so long as Merisel or any subsidiary or affiliate shall compile any product descriptions in connection with any other business or proposed business of Merisel and its subsidiaries and affiliates in the Designated Territory, Buyer shall provide to Seller upon request a copy of any product descriptions so compiled relating to any products on the Inventory List, for an aggregate monthly fee of [*] per month, until such time as Merisel or any such subsidiary or affiliate shall be engaged in the business of providing product descriptions generally to third parties in the Designated Territory. If, during the Distribution Period, Merisel or any such subsidiary or affiliate shall be engaged in the business of providing product descriptions to third parties in the Designated Territory, Buyer shall cause Merisel or such subsidiary or affiliate, within 30 days after commencing to engage in such business, to enter into a written agreement to supply Seller with all or substantially all product descriptions required to maintain the database contemplated by Section 2.3(j), for a total cost to Seller not to exceed [*] per month and otherwise on terms reasonably satisfactory to Seller and Merisel (or such subsidiary or affiliate).

          2.4.  Purchase Price to Buyer.  (a)  Subject to Section 2.4(b), the
                -----------------------
purchase price payable by Buyer to Seller for any product purchased by Buyer from Seller hereunder (the "Buyer Purchase Price") shall be the [*] of such product.

          (b) Anything contained herein to the contrary notwithstanding, in the event that Seller (i) directly or indirectly develops, designs, produces or assembles from components any product or (ii) sells any Private Label Product to Buyer hereunder, then Seller and Buyer shall work together in good faith to establish a mutually agreeable adjustment to the definition of "Buyer Purchase Price" for such products hereunder.

          2.5.  Payment for Products Shipped Hereunder.  (a) Subject to Section
                --------------------------------------
2.34, Buyer shall pay to Seller in accordance with this Section 2.5, on or before the second Business Day following the Invoice Date therefor, an amount equal to the Buyer Purchase Price for each product shipped by Seller hereunder. All such amounts shall be payable by wire transfer of immediately available funds, subject to the netting arrangement provided for in Section 2.8(b). Buyer shall use commercially reasonable efforts to initiate all such wire transfers no later than 9:00 a.m. Pacific time, on the date due, and to notify
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Seller by telephone of all such wire transfers (including the amount, wiring institution, time initiated and Federal reference number, if available) as soon as practicable after each such wire transfer has been initiated.

          (b) Subject to Section 2.34, Buyer shall pay interest to Seller on any amounts not paid when due under this Section 2.5, from the date due until the date actually paid, at a variable rate per annum equal to the Prime Rate plus 2% per annum. Such interest shall be due and payable monthly in arrears pursuant to Section 2.10.

          (c) Anything contained herein to the contrary notwithstanding, Seller may suspend all sales to Buyer under this Agreement, and all shipments to Customers on Buyer's behalf hereunder, if Buyer fails to pay to Seller the Buyer Purchase Price for any products shipped by Seller hereunder, or any other amount due (including on any extended due date as provided in Section 2.34) to Seller under this Agreement, within three Business Days after the receipt of notice from Seller stating the amount past due; provided, however, that, subject to
                                         --------  -------
Section 2.5(d), if Buyer in good faith disputes that it is obligated to pay all or any portion of any amount claimed by Seller hereunder, and Buyer has paid each amount not disputed in good faith to Seller not later than three Business Days after the receipt of the notice referred to in this sentence applicable to such amount, and (if the aggregate of all amounts in dispute exceeds $1,000,000) has paid all disputed amounts into escrow pursuant to Section 2.26, then, pending resolution of such dispute pursuant to Article VIII hereof (whether pursuant to negotiation, mediation or litigation), Seller shall not suspend any sales and/or shipments pursuant to this Section 2.5(c) by reason of Buyer's failure to pay such disputed amounts to Seller. During any period of such suspension of sales and shipments, the Performance Standards shall also be suspended. Without prejudice to the rights of Seller to suspend sales to Buyer and shipments to Customers as provided in this Section 2.5(c), any dispute regarding the obligation of Buyer to make any payment to Seller hereunder shall be submitted for resolution pursuant to Article VIII hereof; provided, however,
                                                             --------  -------
that if the aggregate of all amounts in dispute is in excess of $1,000,000, the expedited procedures of Section 8.3 shall apply. Following any suspension of sales to Buyer and shipments to Customers for nonpayment as provided in this
Section 2.5(c), Seller may, as a condition to resuming such sales and shipments, require that Buyer provide adequate assurance that future amounts due to Seller hereunder will be paid when due.

          (d) Anything contained herein to the contrary notwithstanding, Buyer shall not dispute its obligation to pay the Buyer Purchase Price or Outbound Freight for any product shipped by Seller hereunder unless Buyer in good faith disputes that such product was in fact shipped to the Customer ordering such product (or to such Customer's customer) and specifies in writing the product or shipment in dispute (the "Disputed Shipment"), with sufficient information for Seller to verify the same. Buyer may set off against the Buyer Purchase Price and/or Outbound Freight payable in respect of any product shipped by Seller hereunder any amount theretofore actually paid by Buyer in respect of a Disputed Shipment, but shall not otherwise have the right to set off any amount whatsoever against the Buyer Purchase Price and/or Outbound Freight for any product shipped by Seller hereunder. Any amount set off by Buyer pursuant to the preceding sentence shall constitute an amount disputed in good faith by Buyer for all purposes of Section 2.5(c) and Section 2.26.

          2.6.  Payment by Customers.  (a)  The price payable by any Customer
                --------------------
for any product purchased from Buyer and shipped by Seller, on Buyer's behalf, to such Customer hereunder (the "Customer Purchase Price") shall be determined by Buyer. Buyer shall have sole responsibility for inputting into CAPS and/or CAMBAR all pricing terms, mark-ups and other pricing information relating to Buyer's sales to Customers, including information regarding any [*] to be billed to Customers hereunder and any applicable sales and use tax charges to the Customer, as determined by Buyer ("Buyer Pricing Information"), prior to the effectiveness thereof. All Buyer Pricing Information and any changes therein shall not be effective (as between Buyer and Seller) unless and until properly inputted into CAPS and/or CAMBAR. For purposes of preparing any invoice pursuant to Section 2.8, Seller shall be entitled to rely on the Buyer Pricing Information last inputted by Buyer into CAPS and/or CAMBAR prior to the time that such order becomes a confirmed order. To the extent that any Buyer Pricing Information shall provide for the Customer Purchase Price of any product to be based on a factor identified as "inventory cost", such factor shall be equal to the [*] of such product as defined herein.

          (b) Seller shall cooperate with Buyer and take all reasonable actions requested by Buyer to notify Customers that amounts invoiced to Customers hereunder and Royalties due from Customers for periods following the Closing shall be payable to the account of and in the manner directed by Buyer. Seller shall promptly forward to Buyer all payments received by Seller with respect to such amounts, together with such endorsements or assignments as shall be necessary for the transfer thereof to Buyer. Buyer shall reimburse Seller for any reasonable out-of-pocket expenses incurred by Seller in connection with any such actions.

          (c) Anything contained herein to the contrary notwithstanding, Buyer's obligation to pay all amounts due to
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Seller hereunder shall not be affected by any default by any Customer or floor planner, or any bankruptcy or other event by any Customer or floor planner that enjoins or otherwise prohibits any payment by any Customer or floor planner to Buyer or makes any such payment recoverable from Buyer.

          (d) Notwithstanding Section 2.6(a), Seller shall be responsible for inputting into CAPS and/or CAMBAR the correct Inventory Cost and Buyer Purchase Price of each product on the Inventory List. In the event that the Inventory Cost or Buyer Purchase Price of any product, as inputted into CAPS and/or CAMBAR, exceeds the actual Inventory Cost or Buyer Purchase Price, as applicable, of such product, and as a result thereof Buyer pays to Seller, in respect of such product, an amount in excess of the Buyer Purchase Price for such product, Seller shall promptly refund to Buyer the full amount of such excess. In the event that the Buyer Purchase Price or Inventory Cost of any product, as inputted into CAPS and/or CAMBAR, is less than the actual [*] or [*], as applicable, of such product, and as a result thereof Buyer pays to Seller, in respect of such product, an amount less than the [*] therefor, the following procedure shall apply:

               (i) If the Customer Purchase Price actually billed to any Customer in respect of such product shall have been based on the correct Buyer Purchase Price for such product, Buyer shall promptly pay to Seller the amount of the actual Buyer Purchase Price for such product, less any amount theretofore paid by Buyer to Seller in respect thereof.

               (ii) If the Customer Purchase Price actually billed to any Customer in respect of such product shall not have been based on the correct Buyer Purchase Price for such product, Seller shall prepare and (subject to the consent of Buyer, which consent shall not unreasonably be withheld or delayed) send to such Customer a debit memo for the deficiency, showing the correct Buyer Purchase Price and the Customer Purchase Price payable in respect thereof, and Buyer and Seller shall cooperate with one another in good faith and in a commercially reasonable manner to collect from such Customer the additional amount owed by such Customer to Buyer in respect of such product, as shown on such debit memo; provided, however,
                                                           --------  -------
     that payment of such additional amount shall not result in undue hardship to such Customer. Buyer shall pay to Seller a percentage of any additional amounts recovered by Buyer from such Customer in respect of such product equal to the percentage that the Buyer Purchase Price of such product bears to the Customer Purchase Price for such product, in each case as corrected
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     pursuant to this Section 2.6(b)(ii), but Buyer shall not otherwise have any liability to Seller in respect of the difference between the actual Inventory Cost or Buyer Purchase Price of such product and the Inventory Cost or Buyer Purchase Price, as applicable, used to determine the Customer Purchase Price originally billed to such Customer.

          (e) Buyer shall cooperate with Seller and take all reasonable actions requested by Seller to notify Customers as applicable that (i) any amounts invoiced by Seller to any customer of a Customer under the MASTER program and
(ii) any Royalties due from Customers for periods prior to the Closing Date, shall in each case be payable to the account of and in the manner directed by Seller. Buyer shall promptly forward to Seller all payments received by Buyer with respect to such amounts, together with such endorsements or assignments as shall be necessary for the transfer thereof to Seller. Seller shall reimburse Buyer for any reasonable out-of-pocket expenses incurred by Buyer in connection with any such actions.

          2.7.  Shipping and Delivery; Freight Charges.  (a) Seller, acting as
                --------------------------------------
an independent contractor on behalf of Buyer hereunder, shall ship products directly to any Customer (or to any customer of a Customer) within a commercially reasonable time after receipt of a Confirmed Order from such Customer, provided that at the time such order is entered into CAPS (or, in the case of any order that is subject to credit hold in accordance with Section 2.2(e), at the time such credit hold is released by Buyer or the applicable Floor Planner pursuant to Section 2.2(e)(ii) or 2.2(e)(iii)) sufficient units of such products are in Seller's stock and, if subject to allocation due to limited supply, are allocated to Buyer.

          (b) Seller shall not be required to ship any products for delivery to any location outside of the Designated Territory. All products shipped by Seller, on Buyer's behalf, to any Customer hereunder shall be shipped from the Primary Distribution Center for such Customer, except as provided in Section 2.7(c). Interstate shipments shall be shipped by Federal Express (or another nationally-recognized air courier), second day air, except as otherwise provided herein. Intrastate shipments in California and Indiana shall be made by local carrier. If such Customer requests expedited delivery, such products shall be shipped by Federal Express (or another nationally-recognized air courier, or local carrier for intrastate shipments), for delivery the next Business Day ("Expedited Delivery"). Except as otherwise specifically provided by this
Section 2.7(b), as permitted by Section 2.21(b), or as Buyer and Seller may otherwise mutually agree, Seller shall comply during the Distribution Period with its usual shipping policies and procedures in effect as of the Closing Date, including such policies and procedures relating to split shipments and back-orders, all as more particularly described in Schedule 2.7(b).

          (c) If, at the time that Seller receives a Confirmed Order from any Customer for any product on the Inventory List, the Primary Distribution Center for such Customer is out-of-stock in such product, then such order shall automatically be filled from [*] the [*] for such Customer or the [*] for such Customer, whichever is first able to fill such order (subject to Section 2.22(b), if applicable). Except as provided in this Section 2.7(c), Seller shall not be required to ship any product to any Customer (or to any customer of a Customer) from the [*] for such Customer, or to permit any Customer to order any product from such Customer's [*], if its Primary Distribution Center has such product in stock at the time such order is entered into CAPS; however,
                                                                   -------
Seller shall endeavor to ship products ordered by any Customer for delivery to such Customer's customer from the distribution center closest to such customer. Anything contained herein to the contrary notwithstanding, following the Closing Date, Buyer and Seller shall cooperate with one another in good faith and in a commercially reasonable manner to develop a modification to CAPS that will permit any order for any product received from any "smaller Customer" (as such term shall be defined by Buyer in good faith in connection with the development of such modification) to be held by CAMBAR for up to two Business Days before being filled from such Customer's [*], if such Customer's [*] is [*] in such product at the time such order is received.

          (d) Buyer shall pay to Seller pursuant to Section 2.10, for each month during the Distribution Period, (i) Outbound Freight for such month, less (ii)
                                                                     ----
[*] of the ABF Differential for such month. For purposes of such payment, the ABF Differential shall be determined as follows:

               (A) in the second and third months in each quarter, Seller shall estimate the ABF Differential for the preceding month by multiplying Outbound Freight for such month by a fraction, the numerator of which shall be the ABF Differential for the preceding quarter (as certified by Seller pursuant to Section 2.10(b)(ii)(8)) and the denominator of which shall be Outbound Freight for such preceding quarter; and
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (B) in the first month in each quarter, Seller shall determine the actual ABF Differential for the preceding quarter.

               (e) Buyer shall also pay to Seller, pursuant to Section 2.10:

               (i) the aggregate amount of all [*] charged to Seller by Seller's vendor for any product sold to Buyer by Seller hereunder, to the extent not included in Inventory Cost for such product ("[*]"); and

               (ii) the aggregate amount of all [*] ([*]) incurred directly or indirectly by Seller in respect of any products sold by Seller to Buyer hereunder ("[*]").

Inbound Freight and Insurance shall be estimated and allocated between Buyer and Seller in accordance with Seller's usual policies and procedures relating thereto, as set forth in Schedule 2.7(e); provided, however, that if, as a
                                          --------  -------
result of circumstances beyond the power of Seller to reasonably control, there is a material change in the way that Seller pays, or is required to account, for Inbound Freight or Insurance, Buyer and Seller shall cooperate with one another in good faith to revise or replace any or all of such policies and procedures, as shall be reasonably necessary to effectuate the purposes and intent of this
Section 2.7(e); provided further, however, that such policies and procedures
                ----------------  -------
shall in the aggregate be designed to provide that, on the whole, Seller shall neither recognize a profit nor incur a loss in respect of [*] or [*], as determined in accordance with GAAP. Seller shall give Buyer such notice of any circumstances of the type contemplated by the preceding sentence as shall under such circumstances be commercially reasonable. Following the Closing Date, Buyer and Seller shall cooperate with each other in good faith to consider the feasibility of developing a system that would enable individual Customers to [*] of the insurance coverage provided by Seller hereunder for outbound deliveries, and, if Buyer and Seller determine that development of such a system would be feasible and in the best interests of the Subject Business, and would not impose any additional costs upon Seller (other than such costs as, in the aggregate, are de minimis), Buyer and Seller shall use commercially reasonable efforts to
    -- -------
develop such a system.

          2.8.  Invoices; Confirmations to Floor Planners.  (a)  Seller, on
                -----------------------------------------
Buyer's behalf, shall prepare and send to each Customer to which products are shipped hereunder, an invoice,
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

substantially in the form of Schedule 2.8 or such other form as Seller and Buyer may from time to time agree in writing, showing the name of such Customer, the date of the shipment, a brief description of the products shipped, and the Customer Purchase Price for each product shipped (the "Customer Invoice"). Each Customer Invoice shall reflect such sale as being made by Buyer to such Customer and shall provide for payment to be made directly to Buyer, or as Buyer shall otherwise instruct. Seller shall send each Customer Invoice by electronic mail to the Customer named therein not later than one Business Day after the date of shipment and shall mail a printed copy of such invoice to such Customer not later than six Business Days after the date of shipment; provided, however, that
                                                         --------  -------
in the case of any Customer that is not on Seller's electronic mail system, such Customer shall receive only the printed copy of such invoice, which shall be mailed within such six-Business Day period.

          (b) Within one Business Day after the date of shipment, Seller shall send to Buyer an electronic mail copy of the Customer Invoice relating to such shipment, together with a statement of the Buyer Purchase Price of each product shipped, and the invoice and statement sent to Buyer together shall constitute Seller's invoice to Buyer for the sale of such products by Seller to Buyer hereunder (the "Buyer Invoice"). Seller shall provide to Buyer by 5:00 p.m., Pacific time, on each Business Day, a report (the "Daily Net Payment Report") showing the following amounts:

               (i) the sum of all amounts payable by Buyer to Seller in respect of Buyer Invoices that will be due and payable on the immediately succeeding Business Day pursuant to Section 2.5(a);

               (ii) the sum of all amounts payable by Seller to Buyer in respect of Returnable Products and/or Mis-Shipped Products accepted by Seller for return pursuant to Section 2.12(b), which amounts will be due and payable on such immediately succeeding Business Day pursuant to Section 2.12(c);

               (iii) the arithmetic difference of the amount in clause (i) above minus the amount in clause (ii) above (the "Daily Net Payment Amount");
     -----

               (iv) prior to the Extended Payment Termination Date, the Additional Receivable Amount outstanding at the beginning of such Business Day; and

               (v) prior to the Extended Payment Termination Date, the amount of any wire transfer made by Buyer to Seller on such Business Day pursuant to
Section 2.5(a) (to the extent that Buyer shall have given notice of such wire transfer pursuant to such Section 2.5(a)).

If the Daily Net Payment Amount for any Business Day is a positive number, Buyer shall pay that amount to Seller by the following Business Day pursuant to
Section 2.5(a); provided, however, that prior to the Extended Payment
                --------  -------
Termination Date, Buyer shall in lieu thereof pay the amount, if positive, equal to (A) the Additional Receivable Amount outstanding at the beginning of such of such Business Day, minus (B) the amount of any wire transfer made by Buyer to
                   -----
Seller on such Business Day pursuant to Section 2.5(a) (to the extent that Buyer shall have given notice of such wire transfer pursuant to such Section 2.5(a)),

plus (C) the Daily Net Payment Amount for such Business Day, minus (D)
- - - ----                                                         -----
$20,000,000. If the Daily Net Payment Amount for any Business Day is a negative number, Seller shall pay that amount to Buyer by the following Business Day by wire transfer of immediately available funds, in accordance with Section 2.12(c). Seller shall provide Buyer, on a monthly basis, with a printed summary of all transactions completed hereunder, in a form reasonably acceptable to Buyer. Buyer shall reimburse Seller on a monthly basis for the postage costs of mailing printed invoices to Customers.

          (c) Within one Business Day after the date of each shipment, Seller shall send to each Floor Planner financing any of the products included in such shipment an electronic mail copy of the Customer Invoice relating to such shipment, including such information regarding the products financed by such Floor Planner as Buyer or such Floor Planner shall reasonably request ("Floor Planner Invoice").

          2.9.  Distribution Fee; Advance Payments.  (a)  Buyer shall pay to
                ----------------------------------
Seller a fee (the "Distribution Fee") in an amount equal to the Monthly Distribution Fee for each month during the Distribution Period, payable as provided in Section 2.10.

          (b) As an advance on the Net Payment Amount payable by Buyer to Seller in each month, Buyer shall pay to Seller on the first, second, third and fourth Tuesday of each month (or if any such day shall not be a Business Day, on the next succeeding Business Day), an amount equal to [*] of the Rolling Average Net Payment Amount for such month; provided, however, that if the Rolling Average
                               --------  -------
Net Payment Amount for such month shall not be greater than zero, no payment shall be made in such month pursuant to this Section 2.9(b). The sum of all amounts actually paid by Buyer to Seller pursuant to this Section 2.9(b) in any month is referred to herein as the "Advance Payment Amount" for such month.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          2.10.  Certification of Amounts; Calculation and Payment of Net
                 --------------------------------------------------------
Payment Amounts.  (a)  On or before the 14th day of each month, Buyer shall
- - - ---------------
certify to Seller, substantially in the form of Schedule 2.10(a), Royalties (and Other Revenue, if any, and any cost of sales associated therewith) for the immediately preceding month. The amount so certified shall be based on the information available to Buyer through the Business Day preceding the date of certification. In each month after the second month of the Distribution Period, Buyer shall also certify Royalties (and Other Revenue, if any, and associated cost of sales) for the second preceding month, as revised to reflect (i) any additional information that shall have become available to Buyer for such second preceding month, and (ii) the inclusion as Royalties for such second preceding month of any and all other amounts recognized by Buyer in such second preceding month in respect of any Royalties (or Other Revenue) that shall have been accrued for any prior month but not previously included in any certification of Royalties (or Other Revenue) by Buyer to Seller pursuant to this Section 2.10(a). The difference (which may be a positive or a negative number) of (A) the revised Royalties amount for such second preceding month, as so certified, minus (B) the amount previously certified by Buyer pursuant to the first
- - - -----
sentence of this Section 2.10(a) as Royalties for such second preceding month, is herein called the "Additional Royalty Amount".

          (b) On a date (the "Determination Date") within two Business Days after receipt of Buyer's certification pursuant to Section 2.10(a), but in any event not later than the 20th day of each month, or earlier than the 14th day of each month, Seller shall

               (i) calculate Applicable Revenue for the preceding month, using the amounts for Royalties and Other Revenue certified by Buyer pursuant to the first sentence of Section 2.10(a) (or if no such amount was certified, using the Royalties (and Other Revenue) for the most recent month for which they are known) plus the Additional Royalty Amount calculated for the
                     ----
     second preceding month (and any additional Other Revenue certified by Buyer pursuant to the third sentence of Section 2.10(a)); and

             (ii) certify to Buyer, substantially in the form of Schedule 2.10(b), the following amounts, in each case for the preceding month (unless a different period is specified):

                    (1)  Gross Sales;

                    (2) Applicable Revenue, as calculated in clause (i) above;

                    (3) the aggregate Buyer Purchase Price of all products sold to Buyer hereunder (and the Inventory Cost of any such product, if not equal to the Buyer Purchase Price therefor);

                    (4)  Cost-Plus Mark-Up;

                    (5)  Outbound Freight;

                    (6)  Inbound Freight;

                    (7)  Insurance;

                    (8) Customer Freight Accruals, as reflected on all Customer ledger cards in CAMBAR as of the end of the preceding calendar month;

                    (9) (A) for each of the second and third months in each quarter, the ABF Differential for the preceding month, as estimated pursuant to Section 2.7(d)(A), and (B) for the first month in each quarter, the ABF Differential for the preceding quarter, as determined pursuant to
                         Section 2.7(d)(B);

                    (10) Gross Margin;

                    (11) Adjusted Gross Margin;

                    (12) for each vendor that makes available any MDF, the
                         following information, showing in each case the total for Buyer and Seller and the separate amounts allocable to each (as determined in accordance with Section 2.11):

                         (A) MDF Earned (whether or not Realized) for such month and for the year to date (as determined in accordance with Section 2.11(d)(v)(A));

                         (B) MDF Realized for such month and for the year to date, to the extent paid in cash or cash equivalents (as determined in accordance with Sections 2.11(d)(v)(B) and 2.11(e)(i)); and

                         (C) MDF Realized for such month and for the year to date, to the extent paid in property other than cash or cash equivalents (as determined in accordance with Sections 2.11(d)(v)(B) and 2.11(e)(ii) and (iii));

                    (13) Adjusted MASTER Sales;

                    (14) MASTER Inventory Cost;

                    (15) MASTER Royalty Accrual;

                    (16) MASTER Royalty Collection Amount;

                    (17) the Performance Credit Amount, as determined in good
                         faith by Seller, which amount may subsequently be disputed in good faith by Buyer pursuant to Article VIII;

                    (18) the Advance Payment Amount;

                    (19) all financing fees payable in respect of the Additional
                         Receivable Amount pursuant to Section 2.34(b); and

                    (20) any interest payable pursuant Section 2.5(b).

          (c) On the Determination Date in each of the second and third months in each quarter, Seller shall calculate and certify to Buyer, substantially in the form of Schedule 2.10(c), the estimated Monthly Distribution Fee for the preceding month, calculated on the assumption that the Base Percentage for such quarter will be equal to the Base Percentage for the preceding quarter (or, in the case of the first quarter hereunder, that the Base Percentage will be [*]).

          (d) On the Determination Date in the first month in each quarter, Seller shall calculate and certify to Buyer, substantially in the form of
Schedule 2.10(d), the actual Base Percentage for the preceding quarter and the actual Monthly Distribution Fee for the last month in such preceding quarter. If such actual Base Percentage shall be different from the Base Percentage used in calculating the Monthly Distribution Fee for the first two months of such preceding quarter, Seller shall also recalculate and certify the actual Monthly Distribution Fee for the first two months in such preceding quarter, as well as the aggregate difference between the actual and estimated fees for
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the first two months of such preceding quarter, which difference shall be reflected as a positive number if payable by Buyer to Seller and as a negative number if refundable by Seller to Buyer.

          (e) Also on the Determination Date in each month, Seller shall calculate and certify to Buyer, substantially in the form of Schedule 2.10(e)(i) or Schedule 2.10(e)(ii), as applicable, the "Net Payment Amount", which shall be an amount determined as follows:

               (i) for each of the second and third months in each quarter, the Net Payment Amount shall equal (in each case, for the preceding month, unless a different period is specified):

             (A)   the Monthly Distribution Fee (as estimated pursuant to
                   Section 2.10(c));

     plus    (B)   Outbound Freight;
     ----


     plus    (C)   [*];
     ----

     plus    (D)   [*];
     ----

     plus    (E)   (1) interest payable pursuant to Section 2.5(b), as certified
     ----
                   pursuant to Section 2.10(b)(ii)(20), and (2) financing fees payable in respect of the Additional Receivable Amount
                   pursuant to Section 2.34(b), as certified pursuant to Section
                   2.10(b)(ii)(19);

     minus   (F)   [*] of the estimated ABF Differential for the
     -----
                   preceding month, as certified pursuant to
                   Section 2.10(b)(ii)(9)(A);

     minus   (G)   any [*] Realized by Seller, payable in cash
     -----
                   or cash equivalents and allocated to Buyer,
                   as certified pursuant to Section [*];

     minus   (H)   any [*] received by Seller and allocated to
     -----
                   Buyer pursuant to Section [*];

     minus   (I)   the amount of any [*] allocated to Buyer
     -----
                   pursuant to Section [*] or Section [*];

     minus   (J)   the [*];
     -----

     minus   (K)   [*];
     -----

- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


     plus    (L)   the aggregate of all other amounts then due
     ----
                   and payable by Buyer to Seller hereunder with respect to
                   which Buyer and Seller shall have agreed to permit the
                   payment netting arrangements under this Section 2.10(e) to apply; and


     minus   (M)  the aggregate of all other amounts then due and payable by
     -----
                  Seller to Buyer hereunder with respect to which Buyer and
                  Seller shall have agreed to permit the payment netting
                  arrangements under this Section 2.10(e) to apply.

             (ii) for the first month in each fiscal quarter, the Net Payment Amount shall equal (in each case, for the preceding month, unless a different period is specified):

             (A)  the actual Monthly Distribution Fee for the preceding month;

     plus    (B)  the aggregate difference between the actual and estimated
     ----
                  Monthly Distribution Fees for the first two months of the
                  preceding quarter, as determined pursuant to Section
                  2.10(d);

     plus    (C)  Outbound Freight;
     ----

     plus    (D)   [*];
     ----

     plus    (E)   [*];
     ----

     plus    (F)  (1) interest payable pursuant to Section 2.5(b), as
     ----
                  certified pursuant to Section 2.10(b)(ii)(20), and
                  (2) financing fees payable in respect of the Additional
                  Receivable Amount pursuant to Section 2.34(b), as certified pursuant to Section 2.10(b)(ii)(19);

     plus    (G)  the aggregate amount subtracted pursuant to Section
     ----
                  2.10(e)(i)(F) in respect of estimated ABF Differential in
                  determining the Net Payment Amount for the first two months of the preceding quarter;

- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


     minus     (H)   [*] of the ABF Differential for the preceding
     -----
                     quarter, as certified pursuant to Section
                     2.10(b)(ii)(9)(B);

     minus     (I)   any [*] Realized by Seller, payable in cash
     -----
                     or cash equivalents and allocated to Buyer,
                     as certified pursuant to Section [*];

     minus     (J)   any [*] received by Seller and allocated to
     -----
                     Buyer pursuant to Section [*];

     minus     (K)   the amount of any [*] allocated to Buyer
     -----
                     pursuant to Section [*] or Section [*];

     minus     (L)   the [*];
     -----

     minus     (M)   [*];
     -----

     plus      (N)   the aggregate of all other amounts then due and payable by
     ----
                     Buyer to Seller hereunder with respect to which Buyer and
                     Seller shall have agreed to permit the payment netting
                     arrangements under this Section 2.10(e) to apply; and

     minus     (O)   the aggregate of all other amounts then due and payable by
     -----
                     Seller to Buyer hereunder with respect to which Buyer and
                     Seller shall have agreed to permit the payment netting
                     arrangements under this Section 2.10(e) to apply.

               (f) The "Settlement Amount" for any month is the amount equal to
(i) the Net Payment Amount for such month minus (ii) the Advance Payment Amount
                                          -----
paid in the immediately preceding month. If the Settlement Amount for any month is a positive number, Buyer shall pay the amount thereof to Seller, on or before the second Business Day after the Determination Date for such month (such day, the "Settlement Date" for such month). If the Settlement Amount for any month is a negative number, Seller shall pay the amount thereof to Buyer, on or before the Settlement Date for such month. All payments pursuant to this Section 2.10(f) shall be made by wire transfer of immediately available funds.

               (g) Within 45 days after the end of each month, Buyer shall certify to Seller in writing the gross revenues of the Subject Business for such month, as determined by Buyer in accordance with generally accepted accounting principles, applied

- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in a manner consistent with the accounting principles used by Merisel and its consolidated subsidiaries for financial reporting purposes. Within 15 days after any reasonable request by Seller, Buyer shall certify to Seller in writing whether or not, for any period, Buyer shall have realized any [*] in excess of the aggregate amount certified by Seller as the [*] reflected in CAMBAR for such period, as provided in Section 2.10(b)(ii)(8).

          (h) Notwithstanding any termination or expiration of the Distribution Period, Buyer and Seller shall continue to comply with the provisions of this
Section 2.10 in each month following such termination or expiration with respect to all amounts accrued during the Distribution Period until all such amounts are certified and, if appropriate, paid as provided in this Section 2.10.

          2.11.  Marketing Development Funds; Co-op Funds.  (a)  During the
                 ----------------------------------------
Distribution Period, Buyer and Seller shall cooperate with each other in connection with all negotiations and other dealings with vendors, manufacturers and distributors relating to Marketing Development Funds related to products sold or to be sold by Seller to Buyer hereunder.

          (b) Except as provided in Section 2.11(f), Seller shall control all negotiations and other dealings relating to Marketing Development Funds, subject to the following general principles:

               (i) Seller and Buyer shall use their respective best efforts to maximize the [*] of Marketing Development Funds available to Seller and Buyer in respect of products acquired by Seller for sale to Buyer hereunder; provided, however, that neither Seller nor Buyer shall be
                --------  -------
     obligated to incur any cost or obligation or expend any funds that would not otherwise have been incurred or spent in full, in order to obtain any [*] or to convert into [*] any [*] that would otherwise have been [*].

               (ii) Seller acknowledges that, to the extent permitted by agreements and other arrangements with each applicable vendor, all [*] allocable to Buyer pursuant to Section 2.11(d) shall be for the benefit of Buyer, to be used as Buyer and each applicable vendor shall determine. Buyer shall have the responsibility (with the cooperation of Seller) to negotiate with vendors regarding the use of such [*]. Seller shall use commercially reasonable efforts to obtain from its vendors all forms and other requirements of such vendors necessary to receive payment of any [*] allocated to Buyer pursuant to Section 2.11(d), shall assist
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     Buyer in completing such forms and procedures, shall deliver the completed forms and any accompanying documentation provided by Buyer to the appropriate vendor, and shall deliver to Buyer all payments received from vendors in respect thereof, in accordance with Section 2.11(e). Seller shall not under any circumstances have any responsibility for obtaining the approval of any vendor for the use of any [*] or for any loss by Buyer of any [*] or the proceeds thereof.

          (c) Marketing Development Funds shall be accrued and allocated by Seller on a separate basis as provided in this Section 2.11 for each MDF program for which Seller is eligible during the Distribution Period, including but not limited to programs that commenced prior to the start of the Distribution Period or that end after the termination or expiration of the Distribution Period. Seller shall maintain such books and records as Seller and Buyer reasonably determine to be necessary to account for such accrual and allocation of Marketing Development Funds and shall provide Buyer with such reports relating to MDF accrued, Earned, Realized and allocated hereunder as Seller and Buyer shall reasonably determine. During each quota period for each such [*], Seller shall accrue an estimated amount of the Marketing Development Funds expected to be Earned under such MDF program. Such accrual for each MDF program shall be made based on (i) the actual purchases or sales from time to time during such period of products to which such MDF program applies (or any other volume levels or other criteria on the basis of which such MDF are earned under such MDF program), (ii) the volume bar (or other earning rate) for which Seller would be eligible based on the good faith projection of Seller and Buyer as to the volume of such purchases or sales (or other basis of earning MDF under such program) expected to be achieved during such period and (iii) such other criteria as Seller and Buyer shall determine in good faith. If the actual amount of such MDF Earned and/or Realized differs from the estimated amount accrued for any period, an appropriate adjustment shall be made to reflect such difference retroactive to the period over which such MDF was accrued.

          (d) Marketing Development Funds shall be allocated between Buyer and Seller as follows:

               (i) Marketing Development Funds accrued for any period based on the purchase by Seller of any product shall be attributed to each unit of such product so purchased, pro rata in proportion to the Inventory Cost
                                --- ----
     thereof. The MDF so attributed to any product sold by Seller to Buyer hereunder shall be allocated to Buyer at the
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     time of such sale; the MDF attributed to any product sold by Seller to any person other than Buyer shall be allocated to Seller at the time of such sale.

               (ii) Marketing Development Funds accrued for any period based on the sale by Seller (whether to Buyer or to any other person) and/or by Buyer of any product shall be attributed to each unit of such product so sold, pro rata in proportion to the Inventory Cost thereof. The MDF so
           --- ----
     attributed to any product sold by Seller to Buyer hereunder shall be allocated to Buyer at the time of such sale; the MDF attributed to any product sold by Seller to any person other than Buyer shall be allocated to Seller at the time of such sale.

               (iii) All other Marketing Development Funds shall be allocated between Buyer and Seller as such parties shall in good faith mutually agree, based on the criteria for earning such MDF under the program established by the applicable vendor.

               (iv) At the time of any adjustment to any accrual of Marketing Development Funds as provided in Section 2.11(c), any allocation previously made based on such accrual shall also be adjusted to reflect the adjusted level of such accrual. Any amount of Marketing Development Funds allocated as provided in this Section 2.11(d) shall not be deemed finally allocated until (A) such MDF shall have been Earned, (B) in the case of [*], such [*] shall have been [*] and (C) the sale by Seller of the applicable unit of product shall have occurred (or any other criteria for allocating such MDF, as provided in Section 2.11(d)(iii), shall have been satisfied).

               (v)  Anything contained herein to the contrary notwithstanding,
     (A) an MDF credit shall be deemed to have been "Earned" for purposes of this Agreement at such time as the applicable vendor shall have notified Seller that such credit has been earned, and (B) an MDF credit shall be deemed to have been "Realized" for purposes of this Agreement when Seller shall have received cash, cash equivalents, property or other consideration from the vendor in respect of such MDF credit; provided, however, that if
                                                    --------  -------
     Seller shall at any time make an accounting entry on its books and records reflecting the setting-off by Seller of any MDF credit Earned by Seller from any vendor against Seller's account payable to such vendor, then Seller shall be deemed to have received cash equivalents in respect of such MDF credit at the time that Seller would otherwise have
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     paid the account payable so offset. Notwithstanding the proviso in the preceding sentence, Seller shall not be required to reflect the setting-off of any MDF credit Earned by Seller from any vendor prior to the time that such vendor effects such set off, as reflected on an invoice or other written communication from such vendor to Seller.

          (e) All amounts of Marketing Development Funds Realized by Seller and allocated to Buyer pursuant to Section 2.11(d) shall be paid by Seller to Buyer, as provided in this Section 2.11(e), on or before the Settlement Date in the first month following the month in which such MDF was Realized; provided,
                                                                --------
however, that if Buyer receives any payment from Seller in respect of any MDF
- - - -------
prior to the time that such MDF shall have been Earned, then within 30 days after any final allocation of such MDF pursuant to Section 2.11(d)(iv), Buyer shall reimburse to Seller any amount received by Buyer in respect of such MDF in excess of Buyer's final allocation with respect thereto. Payments pursuant to this Section 2.11(e) shall be made as follows:

               (i) in the case of any MDF payments made by the vendor in cash or cash equivalents, any payments pursuant to this Section 2.11(e) shall be made in cash, in accordance with Section 2.10(e);

               (ii) in the case of any MDF paid by the vendor in property other than cash or cash equivalents, which property may be conveniently divided in accordance with the allocation of such MDF pursuant to Section 2.11(d), such property shall be so divided, and any payment pursuant to this Section 2.11(e) shall be made in kind; and

               (iii) in the case of any MDF paid by the vendor in property other than cash or cash equivalents, which property can not be conveniently divided in accordance with the allocation of such MDF pursuant to Section 2.11(d), any payment pursuant to this Section 2.11(e) shall be made in such reasonable manner as Buyer and Seller shall in good faith mutually agree.

          (f) Anything contained herein to the contrary notwithstanding, to the extent that it is practicable for Buyer and Seller to negotiate [*] with any [*] (including [*] and other criteria for [*]), Buyer and Seller shall cooperate with each other in good faith to do so; provided, however, that if either party
                                        --------  -------
shall reasonably determine that [*] would be likely to result in the [*] by such party of an [*] of [*] in excess of [*] of the [*] of [*] that would otherwise have been [*] by such
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party under a [*], such party shall not be required to agree to any [*], except to the extent required by the applicable [*]. In the event that Buyer and Seller obtain [*] from any [*] with respect to any period, (i) all products purchased by Seller from such [*] in such period shall be allocated between Buyer and Seller for purposes of such [*] in the manner agreed to among Buyer, Seller and such [*], (ii) Buyer and Seller shall each be [*] for [*] any [*] from such [*] under its [*], (iii) the products of such [*] purchased by Seller in such period shall not be considered in connection with any [*] of [*] relating to any [*] pursuant to Sections 2.11(a), (b), (c), (d) and (e), and
(iv) Buyer and Seller shall each certify to the other, within 20 days after the end of each month, the aggregate amounts of [*] such party shall have [*] in such month pursuant to such [*].

          (g) All Co-op Funds made available by vendors in respect of any products purchased or sold by any Customer (collectively, "Customer Co-op Funds") shall be allocated to Buyer for the account of such Customer, and all Co-op Funds made available by vendors in respect of any products purchased or sold by the Retained Business shall be allocated to Seller. Buyer acknowledges that each Customer shall be responsible for the completion of such certificates and/or applications and procedures as any vendor shall require in connection with any Customer Co-op Funds; provided, however, that Seller shall use
                               --------  -------
commercially reasonable efforts to obtain from its vendors and provide to Buyer all forms and other requirements of such vendors necessary to obtain such Customer Co-op Funds. Buyer shall assist Customers as Buyer shall from time to time deem appropriate in complying with any such procedures and shall deliver any related certificates and/or applications completed by any Customers to Seller as provided herein. Seller shall process and send to the proper vendor all such certificates and/or applications delivered to Seller hereunder, within 48 hours after receipt thereof, and shall remit to Buyer for the account of the Customers entitled thereto any and all amounts paid to Seller by vendors in respect thereof, within 15 days after such receipt. Seller shall cooperate with Buyer and Customers in good faith regarding Customer Co-op Funds and shall use commercially reasonable efforts to assist Buyer and Customers in connection with the collection of all Customer Co-op Funds to which Buyer and/or such Customers shall be entitled (including using an overnight or second-day delivery service to submit any such certificates and/or applications to the vendor, if Seller, in its good faith judgment, determines that such delivery service is necessary or appropriate). Except as provided in this Section 2.11(g), Seller shall not have any responsibility in connection with any Customer Co-op Funds, including in connection with (i) the failure of any Customer to complete (or of Buyer to deliver
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to Seller) any certificate or application required to receive Customer Co-op Funds, (ii) any such certificate or application that shall not have been properly completed or timely submitted as aforesaid or (iii) any failure by the applicable vendor to pay any such Customer Co-op Funds when due. Any "[*]" or "[*]" of Customer Co-op Funds shall be for the account of Buyer.

          (h) Seller shall provide Buyer with such information as Buyer reasonably requests to enable Buyer to comply with any requirements imposed by vendors under any MDF or Co-op Funds program, including any [*] pursuant to
Section 2.11(f), to the extent such information is available to Seller as a result of the performance of its obligations under this Agreement.

          (i) Buyer acknowledges that Seller customarily receives payment terms from vendors that may be more favorable than those received by other purchasers of similar products from such vendors. Anything contained herein to the contrary notwithstanding, the following guidelines shall apply in connection with such favorable payment terms:

               (i) payment terms with any vendor that are no more favorable to Seller than the payment terms customarily received by Seller from such vendor on the Closing Date shall not constitute MDF, Price Protection, Co-op Funds or Other Soft Dollars for any purpose of this Agreement;

               (ii) Seller shall use reasonable commercial efforts to keep Buyer fully and fairly informed as to any and all negotiations and/or material discussions between Seller and any vendor regarding payment terms, including any such negotiations and/or discussions regarding the trading of favorable payment terms against other relevant terms and conditions; and

               (iii) except as provided in Section 2.11(i)(i), if favorable payment terms are offered to Seller to induce Seller to purchase a greater quantity of inventory of any vendor than Seller would customarily purchase from such vendor under such circumstances, and the period of time given to Seller to pay for such inventory is commensurate with the period of time that Seller reasonably expects will be necessary to turn-over such inventory, then such payment terms shall not constitute [*] for any purpose of this Agreement; however, the value of any favorable payment terms provided to Seller in connection with any other trade-off of the type described in Section 2.11(i)(ii), determined as provided in Section 2.19, shall constitute [*], to the
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     extent that such terms are more favorable to Seller than the payment terms that Seller would otherwise have received from such vendor.

          2.12.  Restocking and Returns.  (a)  Buyer shall establish and
                 ----------------------
maintain policies and procedures regarding the return and restocking of products by Customers after the Closing Date and shall be solely responsible for accepting and paying for such returned products, charging and collecting any restocking fee relating thereto and otherwise administering such policies and procedures vis-a-vis Customers, except that any policies or procedures involving the direct return of products to Seller's designated return center shall require the prior approval of Seller (such approval not unreasonably to be withheld or delayed).

          (b) During the Distribution Period, Seller shall repurchase from Buyer any Returnable Products and/or Mis-Shipped Products returned by Customers to Buyer after the Closing Date that were originally sold to Buyer by Seller hereunder (or that were sold by Seller to such Customer prior to the Closing
Date), as provided in this Section 2.12 and Schedule 2.12 attached hereto. All products tendered by Buyer for return pursuant to this Section 2.12 shall be delivered to Seller, with all freight charges to Seller prepaid, at Seller's designated return center. Seller shall use commercially reasonable efforts to inspect such product within two Business Days after Seller's receipt of any product so tendered, to determine, in its commercially reasonable judgment, whether or not such product is a Returnable Product or Mis-Shipped Product. If Seller determines that any product so tendered is a Returnable Product or Mis-Shipped Product, it shall accept such product for return pursuant to this
Section 2.12. If Seller determines that any product so tendered is not a Returnable Product or Mis-Shipped Product, it shall so notify Buyer within one Business Day following such determination (and shall provide Buyer, by electronic mail, with any documentation relating thereto that Buyer shall reasonably request). Upon receipt of such notification, Buyer shall attempt to resolve any potential dispute regarding such returned product and shall notify Seller within two Business Days thereafter of any such resolution. In the event that Seller determines that a product tendered for return hereunder is not a Returnable Product or Mis-Shipped Product because such product's carton has been opened, then, if Buyer shall not otherwise notify Seller within such two-Business Day period, Seller shall return such product to the Customer tendering it, at the risk and expense of such Customer. Any dispute regarding whether a product tendered for return is or is not a Returnable Product or Mis-Shipped Product shall be resolved as provided on Schedule 2.12.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (c) Seller shall pay to Buyer for each Returnable Product or Mis-Shipped Product repurchased by Seller from Buyer hereunder an amount (the "Repurchase Price") determined as follows:

               (i) in the case of any Returnable Product, the Repurchase Price shall equal (A) the Return Cost of such Returnable Product, less (B) a
                                                                 ----
     restocking fee equal to [*] of such Return Cost (the "Restocking Fee");

     provided, however, that the Restocking Fee shall be [*] of Return Cost on
     --------  -------
     that portion, if any, of the aggregate Return Cost of Returnable Products repurchased by Seller from Buyer hereunder in any quarter that exceeds [*]; and

               (ii) in the case of any Mis-Shipped Product, the Repurchase Price shall equal the [*], if any, paid by Buyer to Seller in respect of such product.

The Repurchase Price payable by Seller to Buyer in respect of any repurchases of Returnable Products shall be due and payable on the second Business Day following the date that Buyer accepts such Returnable Product pursuant to
Section 2.12(b), subject to the netting arrangement provided for in Section 2.8(b). Seller shall reimburse all Customers returning any Mis-Shipped Products to Seller for any freight charges incurred by such Customers in connection with delivering such Mis-Shipped Products to Seller's return center as provided herein, in accordance with Seller's usual practices relating thereto.

          (d) Seller shall give Buyer reasonable prior notice of the effective date of any determination by a vendor or manufacturer to stop accepting returns of any product, or to accept the return of any product only on terms and conditions that are, in the aggregate, materially less favorable to Seller than the terms and conditions normally obtained by Seller on the Closing Date from those vendors that permit returns (to the extent, in either such case, that Seller receives reasonable prior notice of such effective date). If such vendor or manufacturer has provided Seller with a window period following such determination in which returns will be permitted, Seller shall give Buyer a window period for such returns, which window period shall end no sooner than 15 days prior to the end of the window period provided to Seller by such vendor or manufacturer.

          (e) Anything contained herein to the contrary notwithstanding, the following provisions (and not Sections 2.12(a), (b), (c) and (d)) shall apply with respect to any product (a "Defective Product") that is received by any Customer (or any customer of a Customer) in defective condition (as
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

determined in accordance with the standards and procedures for defective products established by the vendor of such product and in effect on the date of receipt of such product by such Customer (the "Vendor Procedures"):

               (i) unless the vendor of any Defective Product requires Seller to process the return of such Defective Product pursuant to Section 2.12(e)(ii), Buyer shall cause any Customer receiving a Defective Product hereunder to return such Defective Product directly to such vendor or as such vendor shall otherwise direct, in accordance with the applicable Vendor Procedures; and

               (ii) if the vendor of any Defective Product requires Seller to process the return of such Defective Product, Buyer shall cause any Customer receiving such Defective Product hereunder to return such Defective Product to Seller at its designated return center, and Seller shall (A) process all such returns in accordance with the applicable Vendor Procedures, (B) remit to Buyer the full amount, if any, received by Seller from Buyer therefor and (C) on Buyer's behalf, adjust the ledger card for the Customer that received such Defective Product to reflect a credit from Buyer in favor of such Customer in the full amount paid or payable by such Customer to Buyer in respect thereof.

Seller shall cooperate in good faith with Buyer and such Customer with respect to any Defective Product received by any Customer hereunder, and shall provide reasonable assistance to such Customer in connection with any documentation and/or other requirements of the vendor relating thereto.

          2.13.  Compliance with Vendor Agreements.  Buyer acknowledges that
                 ---------------------------------
Seller will comply with any and all restrictions imposed by any dealership agreement or distributorship agreement between Seller and any vendor, manufacturer or distributor concerning the resale of product subject to such agreement, including restrictions on methods of resale, permissible resale customers and transshipment of products; provided, however, that Seller shall
                                         --------  -------
promptly notify Buyer in writing of all such restrictions and shall cooperate with Buyer in connection with all negotiations and other dealings of Seller with such vendors, manufacturers and distributors regarding such restrictions.
Seller shall not be liable to Buyer, any Customer or any other person for the imposition or consequences of any such restriction and shall have no liability to Buyer, any Customer or any other person for lawfully cooperating with any vendor, manufacturer or distributor in the enforcement of any such restriction imposed by said parties.

          2.14.  Audit and Inspection.  (a)  Each party (the "Reviewed Party")
                 --------------------
shall permit the other party (the "Reviewing

Party") and its representatives and auditors, at reasonable times, upon reasonable notice, and with no more than reasonable frequency, to review, audit or otherwise inspect the Reviewed Party's books and records relating to the Reviewed Party's operations, sales, expenditures and product purchases, to the extent reasonably required to verify any material fact relating to any right or obligation under this Agreement. In connection with any review, audit or inspection pursuant to this Section 2.14, the Reviewed Party shall cause its personnel to be available to the Reviewing Party and its representatives and auditors to answer reasonable inquiries regarding such transactions and the Reviewed Party's accounting systems and procedures with respect thereto;

provided, however, that any such inquiries shall be conducted in a manner,
- - - --------  -------
including notice and frequency, that does not unduly interfere with the operation of the Reviewed Party's business. As used in this Section 2.14, the term "books and records" includes any books and records maintained on computer systems or disks and, to the extent within the reasonable control of the Reviewed Party, those under the custody and control of the Reviewed Party's bank, accountants, agents or representatives. Any review, audit or inspection pursuant to this Section 2.14 shall be conducted in a reasonable manner, without undue disruption of the business of the Reviewed Party.

          (b) If any review, audit or inspection pursuant to Section 2.14(a) discloses an underpayment, a Class A Event, or a Material Default by either party, then such party shall immediately pay any amount due to the other party hereunder and/or take all reasonable steps to cure any such Material Default or Class A Event. The costs of any review, audit or inspection hereunder (including attorneys' and accountants' fees and expenses, and the actual expenses of the Reviewed Party incurred in connection therewith) shall be allocated as follows: (i) if the Reviewed Party committed a Material Default or if the amount of the Reviewed Party's underpayment disclosed by such review or audit was material during the period reviewed or audited, then all such costs shall be borne by the Reviewed Party; (ii) if the Reviewed Party shall not have committed a Material Default, and if there shall not be any underpayment by the Reviewed Party during such period or if the amount of any such underpayment disclosed by such review or audit shall not have been material, then all such costs shall be borne by the Reviewing Party. For purposes of this Section 2.14(b), an underpayment shall be "material" if the amount of such underpayment
(A) exceeds $100,000 and (B) constitutes five percent or more of the required
                     ---
payment to which such underpayment relates, as determined with respect to the period reviewed or audited.

          (c)  All information or data obtained by a Reviewing Party under this
Section 2.14 shall be subject to the confidentiality provisions of Section 9.9. Any dispute arising under or in connection with any review or audit conducted pursuant to this
Section 2.14, or any actual or alleged underpayment or default disclosed thereby, shall be referred for resolution pursuant to Article VIII.

          2.15.  Disclaimer of Warranties; Risk of Loss; Limitation of
                 -----------------------------------------------------
Liability. (a)  SELLER DISCLAIMS ANY AND ALL WARRANTIES OF MERCHANTABILITY,
- - - ---------
SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE (INCLUDING ANY PURPOSE OF BUYER, ANY CUSTOMER OR ANY OTHER PERSON) OF ANY PRODUCTS SOLD TO BUYER HEREUNDER.
BUYER UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT ALL PRODUCTS PURCHASED BY BUYER FROM SELLER ARE PURCHASED ON AN "AS IS" BASIS AS BETWEEN SELLER AND BUYER. SELLER DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE VALIDITY OF ANY PATENT OR COPYRIGHT ON ANY PRODUCTS SOLD AND SHALL NOT BE RESPONSIBLE TO BUYER, ANY CUSTOMER OR ANY OTHER PERSON IN THE EVENT OF ANY CLAIMED INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING DISCLAIMERS, IN NO EVENT SHALL SELLER BE LIABLE TO BUYER, ANY CUSTOMER OR ANY OTHER PERSON FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND.

           (b) Buyer shall cause a disclaimer of warranties and limitation of liability substantially in the form of Section 2.15(a) to be included in each Franchise Agreement or Datago Agreement entered into by Buyer after the date hereof. If Buyer sells product to any Customer without such a disclaimer and limitation in effect, Buyer hereby authorizes Seller to include such a disclaimer and limitation on invoices sent by Seller to Customers on behalf of Buyer hereunder.

           (c) If and to the extent that Seller has been provided any warranties, indemnification or other remedies with respect to a product or its use or operation by the vendor, manufacturer or distributor of such product, including any warranties with respect to product defects or indemnification or product return or replacement in the event a product is claimed to infringe a third party's intellectual property rights, Seller shall use commercially reasonable efforts to pass on to Buyer the benefit of such warranties, indemnification or other remedies made available to Seller with respect to such products sold by Seller to Buyer hereunder, as if Buyer had purchased the products directly from such vendor, manufacturer or distributor, except that Seller shall not be required to incur any unreimbursed costs or expenses in connection such efforts and shall not be required to pass on to Buyer any such benefits except to the extent that such benefits exceed what is required to fully indemnify and hold Seller harmless against all losses, costs, damages, liabilities and expenses incurred by Seller to which such warranties, indemnification or other remedies in any way relate. Seller will exercise commercially reasonable efforts to obtain contractual commitments from vendors, manufacturers and distributors requiring them to extend to Buyer the benefit of any warranties, indemnification and other remedies relating to products purchased by Seller for sale to Buyer hereunder, as if Buyer had purchased such products directly from such vendor, manufacturer or distributor, and requiring them to extend to Buyer customary product return rights permitting the return of defective products.

          2.16.  Nonexclusivity.  (a)  Except as otherwise expressly provided in
                 --------------
the Purchase Agreement, Seller (on its own behalf) may sell any product to any person at any location, whether or not such location is served by Buyer or any Customer, or engage in such other business or businesses as Seller may from time to time determine.

          (b) Subject to Section 2.17, and without prejudice to any rights of Seller hereunder (including the right to receive the Distribution Fee as provided herein), during the Distribution Period Buyer may purchase products from any source or sources whatsoever for sale to Customers through the Subject Business, and may perform or purchase from any other source or sources any logistics or other service relating to the Subject Business, whether or not the same or a similar product or service may be supplied or provided by Seller hereunder.

          2.17.  Transfer of [*] and/or [*].  (a)  Subject to the terms and
                 --------------------------
conditions of this Section 2.17, during the Distribution Period, Buyer may (i) [*] from Seller, for the Subject Business, one or more specified products, or all products of one or more specified vendors, [*] by Seller hereunder or (ii) without prejudice to any obligation Buyer may have under any [*] or [*], [*], in either case by giving written notice of such election at least 60 and not more than 120 days prior to the effectiveness thereof; provided, however, that such
                                                  --------  -------
notice requirement shall not apply to any [*] of a [*] by Seller if Buyer purchases such vendor's products pursuant to Section 2.23. Anything contained herein to the Contrary notwithstanding, neither of the following occurrences shall constitute a [*] within the meaning of Section 2.17(a)(i) and/or Section 2.17(a)(ii):

          (A) the institution of volume incentive programs by Buyer and Merisel and/or any subsidiary or affiliate of Merisel that combine the volumes of participating customers through the Subject Business and the Other Merisel Distribution Business; and/or

          (B) the institution of a practice that enables Customers to order products from the Other Merisel Distribution Business through CAPS.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (b) If, after the [*] pursuant to Section 2.17(a)(i), [*] in any quarter is less than [*] of [*] for such quarter, then the aggregate amount of revenues recognized by Merisel and its subsidiaries and affiliates in respect of the sale of any such [*] (or any successor product of the same vendor) to Customers shall be included in [*] for such quarter for the following purposes only:

               (i) for the purpose of calculating the [*] and [*], to the extent necessary to cause [*] to equal [*] of [*] for such quarter; and

               (ii) for the purpose of calculating the amount of [*] to be multiplied by the [*] in determining the [*], to the extent necessary to cause such [*] to equal [*] of [*] for such quarter.

          (c) If (i) Merisel and/or any of its subsidiaries or affiliates shall cause the [*] of any [*] to be [*] from the [*] to any [*] pursuant to Section 2.17(a)(ii), which [*] is, in whole or material part, for the purpose of reducing or minimizing the Distribution Fee payable hereunder, and (ii) following such [*], [*] in any quarter is less than [*] of [*] for such quarter, then the aggregate amount of revenues recognized by Merisel and its subsidiaries and affiliates in respect of the sale of any products on the Inventory List during such quarter to any such [*] shall be included in [*] for such quarter for the following purposes only:

               (i) for the purpose of calculating the [*] and [*], to the extent necessary to cause [*] to equal [*] of [*] for such quarter; and

               (ii) for the purpose of calculating the amount of [*] to be multiplied by the [*] in determining the [*], to the extent necessary to cause such [*] to equal [*] of [*] for such quarter.

          (d) Anything contained herein to the contrary notwithstanding, the provisions of Section 2.17(b) and Section 2.17(c) shall not apply with respect to revenues from the sale of any product (or successor product) if Buyer's notice of [*] pursuant to Section 2.17(a) is delivered at any time during which any Class C Event shall have occurred and is continuing.

          (e) Buyer shall not [*] any product on the Inventory List from Seller pursuant to this Section 2.17 unless (i) such [*] shall not be effective until
                              ------
the end of any quota period for Marketing Development Funds relating to such product
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or to the manufacturer or vendor of such product or (ii) the manufacturer or vendor of such product shall agree to a reasonable [*] of the [*] relating to such [*] between Buyer and Seller, effective as of the effective date of such discontinuation.

          (f) If Buyer gives notice to Seller electing to [*] any product from Seller pursuant to this Section 2.17, Seller shall have the right (exercisable by written notice to Buyer given within 30 days from the date of Buyer's written election), but not the obligation, to require Buyer to purchase, and Buyer shall purchase, from Seller, on the effective date of such election, at the [*] (plus any related freight charges) an amount of inventory of such product equal to the amount purchased by Buyer in the 45 days preceding such [*], and shall pay Seller the [*] therefor within that number of days following the date of purchase as shall equal 40 days minus the average number of days that the
                                -----
product so purchased by Buyer shall have been in Seller's inventory on the date of purchase. Such right shall be exercisable by Seller at any time prior to the effective date of such discontinuation, upon at least 30 days prior written notice to Buyer. Without limiting any other rights accruing to Buyer as a result of its purchase of any products pursuant to Section 2.17(d), such purchases shall be considered sales by Seller to Buyer for the purposes of allocating, pursuant to the applicable provisions of this Agreement, any MDF or Price Protection made available to Seller by any vendor in respect of such products. Upon consummation of any purchase and sale of inventory pursuant to this Section 2.17(f), Seller shall convey to Buyer good title to the inventory so sold, free and clear of all security interests, liens, pledges and other encumbrances relating thereto.

          (g) In the event of any adjustment to [*] pursuant to Section 2.17(b)(i) or Section 2.17(c)(i), as applicable, an appropriate adjustment shall also be made to [*], as necessary to reflect the effect, if any, that the sales giving rise to such adjustment would have had on [*] if such sales had been made by the Subject Business in accordance with this Agreement.

          2.18.  Price Protection.  (a)  All Inventory-On-Hand Price Protection
                 ----------------
made available by vendors to Seller in respect of products purchased by Seller from such vendors and held by Seller in inventory at the time such price protection is made available shall be applied by Seller to reduce the Inventory Costs, as reflected in the books and records of Seller, of all units of such products held by Seller in inventory at such time,
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in accordance with the usual policies and procedures of Seller and the applicable vendor from time to time relating thereto.

          (b) All Inventory-On-Hand Price Protection made available by vendors for the benefit of any Customer in respect of products purchased by Seller from such vendors and held by such Customer in inventory at the time such price protection is made available shall be for the account of such Customer, in accordance with the usual policies and procedures of Seller, the Customer and the applicable vendor from time to time relating thereto. Buyer acknowledges that each Customer shall be responsible for the completion of such certificates and/or applications and procedures as any vendor shall require in connection with any such Inventory-On-Hand Price Protection; provided, that Seller shall use commercially reasonable efforts to obtain from its vendors and provide to Buyer all forms and other requirements of such vendors necessary to obtain such Inventory-on-Hand Price Protection. Buyer shall assist Customers as Buyer shall from time to time deem appropriate in complying with any such procedures and shall deliver any related certificates and/or applications completed by any Customers to Seller as provided herein. Seller shall not be required to process any such certificates and/or applications delivered to Seller hereunder unless such certificates and/or applications have been completed in proper form and are delivered to Seller at least 20 days prior to the date due to the vendor.
Seller shall submit to the proper vendors all such certificates and applications so received from Buyer and shall remit to the Customers entitled thereto (or as Buyer otherwise directs) any and all amounts received from vendors in respect thereof, within 15 days after such receipt. Except as provided in this Section 2.18(b), Seller shall not have any responsibility in connection with any Inventory-On-Hand Price Protection, including in connection with (i) the failure of any Customer to complete (or of Buyer to deliver to Seller) any certificate or application required to receive Inventory-On-Hand Price Protection, (ii) any such certificate or application that shall not have been properly completed or timely submitted as aforesaid or (iii) any failure by the applicable vendor to pay any such Price Protection when due.

          (c) All [*] made available by vendors to Seller in respect of any product purchased by Seller shall be applied by Seller as follows, in accordance with the usual policies and procedures of Seller and the applicable vendor from time to time relating thereto:

               (i) First, the amount of any such [*] shall be applied to reduce the [*], as reflected in the books and
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     records of Seller, of all units (whether or not the subject of such [*]) of such product held by Seller in inventory at the time such [*] is received, in accordance with the usual policies and procedures of Seller relating thereto on the Closing Date, but not below the [*] of such product.

               (ii) Second, if any portion of such [*] shall be remaining, such remainder shall be allocated between Buyer and Seller in proportion to (A) the amount of such product sold by Seller to Buyer hereunder, and (B) the amount of such product sold by Seller to any person other than Buyer, respectively, during the period to which such [*] relates. Seller shall pay to Buyer in accordance with Section 2.10(e) each amount of [*] allocable to Buyer as provided in this Section 2.18(c)(ii); provided,
                                                                 --------
     however, that Seller shall not have any obligation to make any such payment
     -------
     until such [*] shall have been actually received by Seller; and provided
                                                                     --------
     further, that if less than the full amount of such [*] shall have been
     -------
     received Seller shall be obligated to pay to Buyer only Buyer's pro rata
                                                                     --- ----
     portion of the amount actually received based on the relative amounts thereof allocated to Buyer and Seller pursuant to this Section 2.18(c)(ii).

          (d) All [*] made available by vendors for the benefit of any Customer shall be for the account of such Customer, in accordance with the usual policies and procedures of Seller, the Customer and the applicable vendor relating thereto, as in effect at the time such Price Protection is made available, and any amounts received by Seller in respect of such [*] shall be remitted by Seller to such Customer (or as Buyer otherwise directs) within 15 days after such receipt. Seller shall use commercially reasonable efforts to obtain from its vendors and provide to Buyer all forms and other requirements of such vendors necessary to obtain the [*]. Except as provided in this Section 2.18(d), Seller shall not have any responsibility in connection with [*] made available for the benefit of [*].

          (e) Attached hereto as Schedule 2.18 is a memorandum describing Seller's price protection policies for Franchisees and Datago Purchasers in effect as of the Closing. Except to the extent otherwise expressly provided in this Section 2.18, the provisions of this Section 2.18 shall be applied following the Closing in a manner consistent with the policies set forth in such Schedule (or such successor policies as Buyer and Seller shall from time to time mutually agree).

          (f) Anything contained herein to the contrary notwithstanding, if in any quarter during the Distribution Period
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Buyer shall retain any Price Protection made available by any vendor for the benefit of any Customer, or any Price Protection made available by any vendor for the benefit of Seller and allocated by Seller to Buyer pursuant to Section 2.18(c)(ii), then [*] for such quarter shall be adjusted by adding the quotient (expressed as a percentage) obtained by dividing (i) the aggregate amount of all [*] so [*] by Buyer in such quarter by (ii) [*] for such quarter. At the reasonable request of Seller, Buyer shall certify to Buyer whether it has retained any such Price Protection, and, if so, the aggregate amount so retained.

          2.19.  Prompt Payment Discounts.  (a)  If any vendor shall offer to
                 ------------------------
Seller a Prompt Payment Discount in respect of any amounts payable for products of the types held for sale by Buyer hereunder purchased by Seller from such vendor during the Distribution Period, and the interest rate equivalent of such Prompt Payment Discount, determined as provided in Section 2.19(d), is a rate per annum not less than the Prime Rate plus [*] per annum, then [*] shall use commercially reasonable efforts to [*] such [*] with respect to its [*] from [*] by [*] within the [*], except as otherwise provided in this Section 2.19.

          (b) Except as provided in the proviso to Section 2.19(c), the aggregate dollar amount of any such Prompt Payment Discount earned by Seller during the Distribution Period shall be allocated as follows:

               (i)  First, (x) an amount equal to the aggregate amount [*],

     times (y) a rate per annum equal to the [*] as in effect at the time of
     -----
     payment plus [*] per annum, times (z) the fraction described in clause (ii)
                                 -----
     of the first sentence of Section [*] shall be allocated to Seller; and

               (ii) Second, if any portion of such Prompt Payment Discount shall be remaining, such remainder shall be [*] so purchased, [*] in proportion to the [*] thereof, and allocated between Buyer and Seller in accordance with the allocation percentages that would then be in effect for such products pursuant to Section [*], if such products were at such time subject to the allocation provisions of that Section.

Any Prompt Payment Discount allocated to Buyer pursuant to this Section 2.19(b) in any month shall be payable as provided in Section 2.10(e).

          (c) Anything contained herein to the contrary notwithstanding, Seller shall not be required to [*] of any [*]
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

if Seller certifies to Buyer that, in the good faith business judgment of Seller, [*] of such [*] would not be commercially reasonable in light of Seller's [*]; provided, however, that if Buyer notifies Seller in writing within
              --------  -------
five Business Days after receipt of any such certificate that Buyer is willing to [*] the required [*] at an [*] less than the [*] equivalent of such [*], as determined pursuant to Section 2.19(d), then, subject to the negotiation of other terms and conditions thereof mutually satisfactory to Buyer and Seller, Seller shall accept such [*] from Buyer and shall use commercially reasonable efforts to take advantage of any [*] so [*]. In any such case, the [*] of such [*], in excess of the [*] by Buyer to Seller for such [*], shall be [*] to [*] and [*] to [*] as provided in Section 2.10(e). Anything contained herein to the contrary notwithstanding, Seller shall not be required to [*] any [*] from Buyer pursuant to this Section 2.19(c) if such [*] could reasonably be expected to result in a breach of any provision of any agreement evidencing any indebtedness or other obligation of Seller or materially impair Seller's ability to [*] or [*]. Any certification by Seller pursuant to the first sentence of this Section 2.19(c), and any notification by Buyer pursuant to the proviso to such Section, shall be effective for 60 days from the date given, unless withdrawn by the party giving the same, or unless such certification or notification (as applicable) otherwise states.

          (d) For purposes of this Section 2.19, the interest rate equivalent of any Prompt Payment Discount shall be a rate per annum equal to (i) the amount of the discount or other consideration offered, expressed as a percentage of the vendor's invoice price, divided by (ii) a fraction, the numerator of which is
                        ------- --
the number of days credit required to be foregone to receive the Prompt Payment Discount and the denominator of which is 365. For purposes of this Section 2.19, the "number of days credit required to be foregone to receive a Prompt Payment Discount" from any vendor shall equal the difference between (i) the greater of (A) such vendor's standard payment terms and (B) the average number of days between the date of invoice and the date of payment with respect to orders by Seller filled by such vendor during the last full quarter and (ii) the number of days between the date of invoice and the date by which payment must be made to earn the Prompt Payment Discount, excluding for the purposes of clause
(i)(B) above all such orders for which Seller was required to pay a late payment fee, interest charge or other penalty and all such orders for which any Prompt Payment Discount was received.

          2.20.  Repurchase Obligations with Floor Planners.  On or about the
                 ------------------------------------------
Closing Date, Buyer is entering into Repurchase Agreements with the Floor Planners set forth on Schedule 2.20
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

attached hereto, substantially in the forms attached as exhibits to such Schedule. Each Repurchase Agreement provides for Buyer to repurchase from a Floor Planner certain products repossessed by such Floor Planner pursuant to a valid floor planning agreement between such Floor Planner and certain Customers. Seller shall purchase from Buyer any product sold by Seller hereunder during the Distribution Period and repurchased by Buyer from any Floor Planner pursuant to any Repurchase Agreement, on substantially the same terms as those obtained by Buyer from such Floor Planner; provided, however, that such terms shall in no
                               --------  -------
event be less favorable to Seller than the terms provided in the applicable Repurchase Agreement (as in effect on the Closing Date) for purchases by Buyer thereunder.

          2.21.  Performance Standards.  (a)  Seller shall use its best efforts
                 ---------------------
to perform the Logistics Services to be provided by Seller hereunder in a manner that meets or exceeds the Performance Standards for such Logistics Services set forth in Schedule 2.21. If Seller fails to meet a Performance Standard for any specified measurement period as set forth therein, Buyer shall be entitled to a Performance Credit determined in accordance with Schedule 2.21 and payable as provided in Section 2.10. Performance Credits represent negotiated reductions in pricing on the basis of reduced service levels and shall not be deemed or construed as a measure of damages. Buyer's right to receive any Performance Credit to which it may be entitled hereunder shall be without limitation of any rights or remedies of Buyer pursuant to Section 5.4, if applicable, but shall otherwise be the exclusive remedy available to Buyer with respect to Seller's failure to meet the relevant Performance Standard.

          (b) Without limiting the foregoing, Seller agrees that, except as otherwise expressly provided herein, during the Distribution Period (but not including any Winding Down Period), the Logistics Services provided by Seller hereunder will be performed using the systems, procedures, methodologies and facilities currently used by Seller in the operation of the Subject Business, as such systems, procedures, methodologies and facilities may be modified from time to time by Seller, in the good faith exercise of its reasonable business judgment; provided, however, that Seller shall not, without Buyer's prior
          --------  -------
written consent, make any modification to any such systems, procedures, methodologies and/or facilities that could reasonably be anticipated to result in (i) any material increase in the aggregate costs to Buyer or Customers of the services provided by Seller hereunder (including any costs of training relating to such modification), or (ii) any material decrease in the quality of such services, or (iii) any material adverse effect on the way Buyer or the Customers conduct their respective business operations, taken as a whole, except, in any such case, for any such modification caused or required by force majeure, so long as such force majeure continues to require such modification. All services provided by Seller hereunder will be rendered by qualified personnel and in a manner consistent in all material respects with good commercial practice in the industry. Seller will perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of any patent, trade secret, copyright or other proprietary right of any third party. During the Winding Down Period, if any, Seller and Buyer shall cooperate in good faith regarding any modifications proposed by Seller or Buyer with respect to the systems, procedures, methodologies and/or facilities then used by Seller to perform the Logistics Services.

          2.22.  Allocation of Inventory.  (a)  Without limiting any Performance
                 -----------------------
Standards provided for herein or in Schedule 2.21, Seller shall use commercially reasonable efforts to purchase and maintain inventories at its two Distribution Centers with respect to all products on the Inventory List in amounts reasonably anticipated by Seller to be sufficient to satisfy the requirements of both the Subject Business and the Retained Business during the Distribution Period.

          (b) If Seller's inventories of any product on the Inventory List are insufficient at any time to meet the demand of the Subject Business and the Retained Business, Seller's inventories of such product shall be allocated between Seller and Buyer in proportion to the sales of all products of the applicable vendor by the Retained Business and the Subject Business, respectively, during the latest [*] for which information is available preceding such allocation; provided, however, that until one or more products of any
                 --------  -------
vendor have been sold by the Subject Business and the Retained Business for at least [*] after its introduction, inventories of all products of such vendor shall be allocated between Seller and Buyer in proportion to the sales of all products on the Inventory List by the Subject Business and the Retained Business, respectively, during the [*] period for which information is available prior to the date of such product's introduction. The allocation of inventory provided for in this Section 2.22(b) shall be determined on a separate basis for [*], based on the sales of the Subject Business and the Retained Business shipped from [*], respectively, and shall be administered in all material respects in accordance with and subject to the policies and procedures set forth on Schedule 2.22(b) attached hereto, or such other policies and procedures as Buyer and Seller may hereafter agree in writing. In any case in which a vendor's products are sold under more than one vendor number, the allocation provided for herein shall be determined separately for each such vendor number.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (c) Except as otherwise provided in Section 2.22(d), in the event of any failure by Seller to comply with the provisions of Section 2.22(b) with respect to any product, the result of which is that Buyer's allocation of such product is less than the amount that should have been allocated to Buyer thereunder, Seller shall compensate Buyer for such failure as follows:

               (i) if, at the time such failure is determined, the product in question shall be subject to allocation due to limited supply, then, notwithstanding Section 2.22(b), all such product shall be specially allocated first to Buyer, in the amount by which such earlier allocation was deficient, and thereafter to Buyer and Seller in accordance with
     Section 2.22(b); and

               (ii) if, at the time such failure is determined, the product in question shall not be subject to allocation due to limited supply, then Seller shall pay to Buyer as liquidated damages for such failure, and not as a penalty, an amount equal to [*] of the aggregate Inventory Cost of the items of such product that should have been allocated to Buyer pursuant to
     Section 2.22(b), but were not so allocated, up to a maximum payment pursuant to this Section 2.22(c)(ii) of [*] in any six-month period.

          (d) Notwithstanding Section 2.22(c), in the event that either party (the "Interfering Party") shall willfully circumvent or otherwise interfere with the proper functioning of the allocation procedures provided for in Section 2.22(b), and as a result of such willful circumvention or interference, the Interfering Party shall receive a greater allocation of any constrained product than the allocation to which such party would otherwise have been entitled, then the Interfering Party shall pay to the other party, as liquidated damages for such action, and not as a penalty, an amount equal to [*] of the aggregate Inventory Cost of the items of such product that were allocated to the Interfering Party, in excess of the amount to which the Interfering Party would have been entitled pursuant to Section 2.22(b); provided, however, that if such
                                                --------  -------
willful circumvention or interference results in the allocation to the Interfering Party, in excess of the allocation to which such party would otherwise have been entitled, of products having an aggregate Inventory Cost in excess of [*] in any six-month period, such willful circumvention or interference shall constitute a "Material Allocation Default" on the part of such Interfering Party.

          (e) The parties acknowledge that Buyer may [*] the allocation of any product [*] Customer (or from any order by
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

a Customer) to [*], and that Seller may [*] of any product [*] one customer of the Retained Business (or [*] any order by such a customer) [*], in each case as such parties, in their reasonable business judgment, shall determine to be appropriate. Notwithstanding the foregoing, neither Buyer nor Seller shall [*] any product [*] any order placed by a customer of the other party, or [*] the [*] of any product to a [*] prior to the normal [*] process, unless prior approval is obtained by the other party in writing.

          (f) Seller shall use commercially reasonable efforts to provide that inbound shipments of constrained products are, in the aggregate, allocated reasonably fairly between the Distribution Centers, so that neither the Subject Business nor the Retained Business is, in the aggregate, materially or intentionally favored.

          (g) Within 30 days after the end of each month during the Distribution Period, Seller shall provide Buyer with a report, based on the information contained in the reports provided to Buyer pursuant to Section 2.3(h), setting forth Buyer's and Seller's respective allocation percentages for the month for each product on the Inventory List. A copy of such report for the month ended December 31, 1993, is attached hereto as Schedule 2.22(g).

          2.23.  Consignment of Inventory.  In the event any vendor of products
                 ------------------------
on the Inventory List delays or imposes a hold on all shipments to Seller as a result of Seller's failure to pay such vendor in a timely manner or as a result of a determination by such vendor that Seller is not creditworthy, or in the event Seller for any reason is no longer authorized or otherwise able to sell to Buyer any products required to be on the Inventory List (and such delay or hold imposed by such vendor, or such failure by Seller to be authorized or able to sell such products, as applicable, continues uncured for more than 10 consecutive Business Days or for more than 15 Business Days in any period of 3 months), then, upon not less than 10 Business Days prior written notice to Seller, Buyer may (but shall not be under any obligation to) elect to enter into a separate agreement with such vendor to sell its products directly to Buyer for sale through the Subject Business, in which case (i) Seller shall accept delivery of such product at its Distribution Centers, (ii) Seller shall comply at its expense with all reasonable security measures requested by Buyer to segregate inventory provided by Buyer from Seller's inventory, (iii) Seller shall provide all Logistics Services contemplated by this Agreement with respect to such inventory as if it were supplied by Seller hereunder (except that (A) Buyer shall not be obligated to pay Seller the [*] for such
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

products and (B) other appropriate adjustments shall be made to the obligations of Buyer and Seller as necessary to reflect Buyer's ownership of such inventory) and (iv) the monthly Distribution Fee payable with respect to each month in which the provisions of this Section 2.23 shall be applicable shall be reduced by an amount equal to (A) the aggregate Inventory Cost of all products purchased directly by Buyer from the vendor thereof and sold during such month (determined for this purpose as if Buyer were Seller) times (B) one plus the [*] for the
                                          -----
immediately preceding quarter times (C) [*].  If Buyer elects to exercise its
                              -----
rights under this Section 2.23, Buyer and Seller shall use commercially reasonable efforts to enter into a letter agreement or similar document setting forth their mutual understanding regarding the implementation of the procedures provided for hereunder, including provisions with respect to Seller's liability for such products while in Seller's possession.

          2.24.  Recordkeeping and Accounting.  (a)  Seller shall maintain
                 ----------------------------
accurate and complete books and records with respect to all transactions contemplated by this Agreement, including all product purchases, sales and returns, and all MDF, Co-op Funds, Price Protection, Prompt Payment Discounts and other amounts received from vendors. Seller shall also maintain accurate and complete books and records with respect to Seller's performance of all Performance Standards and calculation of all Performance Credits. All such books and records shall be maintained in accordance with GAAP throughout the Distribution Period. All such books and records shall be subject to the provisions of Section 9.11. Seller shall not dispose of such books and records during the five-year period commencing upon expiration of the Distribution Period; provided, however, that prior to the expiration of such five-year
        --------  -------
period, Seller may dispose of any or all of such records at any time upon 60 days' prior written notice to Buyer; provided further, however, that during such
                                     -------- -------  -------
60-day period, Buyer shall have the right, at Buyer's sole expense, to take possession of all or any part of such records at a time to be agreed upon by Seller and Buyer.

          (b) With respect to all transactions occurring during the Distribution Period, Seller shall continue to prepare and deliver to Buyer, the accounting and management information and reports regarding the Subject Business described in Schedule 2.24, in the form and at such times as described therein. If, at any time during the Distribution Period, Buyer shall request any additional reports or information regarding the Subject Business from Seller not described on Schedule 2.24, then Seller shall use reasonable efforts to prepare and deliver the requested items; provided, however, that if preparation or delivery
                             --------  -------
of such reports requires Seller to incur any costs or
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

expenses, Seller and Buyer shall negotiate appropriate compensation to Seller for such costs and expenses, prior to Seller incurring any obligation therefor.

          (c) During the Distribution Period, so long as Seller makes DC Watch available to the Retained Business, Seller shall also make DC Watch available to Buyer, on substantially the same basis as currently provided to the Subject Business, subject to any changes in or modifications to DC Watch or its availability that apply to both the Retained Business and Seller on a consistent basis.

          2.25.  Continuing Performance.  Subject to (i) the right of Seller to
                 ----------------------
suspend shipments and sales as provided in Section 2.5(c), (ii) the provisions of Section 9.9 regarding force majeure, (iii) any right of Buyer to terminate this Agreement pursuant to Section 5.5 and (iv) any right of Seller to terminate this Agreement pursuant to Section 6.2, Seller shall continue to perform the Logistics Services in good faith, notwithstanding any dispute between the parties, including any arbitration or litigation proceedings, provided that Buyer pays all amounts disputed in good faith into escrow as set forth in
Section 2.26 and pays the entire portion of such amount not disputed in good faith to Seller as provided in Sections 2.5(c) and (d). Any failure by Seller to comply with the provisions of this Section 2.25, which failure continues for five Business Days after notice thereof to Seller, shall constitute a Class C Event for all purposes of this Agreement.

          2.26.  Disputed Amounts.  Except as otherwise expressly provided in
                 ----------------
Sections 2.5(c) and (d), if either party in good faith protests or disputes any amount asserted to be due to the other, such party shall not be in default of its payment obligation hereunder if it deposits the disputed amount in escrow with a major U.S. commercial bank or other qualified institution, as escrow agent, with the interest thereon to be allocated to the party entitled to the principal upon resolution of the dispute. In the event either party deposits any disputed amount in escrow, such amount, together with any accrued interest, shall be released by the escrow agent only upon (i) receipt of written instructions signed by both Buyer and Seller or (ii) receipt of a final nonappealable order of any court of competent jurisdiction or a final, binding award of any mediation hereunder. As soon as practicable after the Closing Date, Buyer and Seller shall select an escrow agent by mutual agreement and shall work together in good faith and in a commercially reasonable manner to negotiate, execute and deliver an escrow agreement in customary form among Buyer, Seller and such escrow agent, consistent with the terms and conditions of this Section 2.26.

          2.27.  Disaster Recovery Services.  (a)  Seller shall, at its expense,
                 --------------------------
use commercially reasonable efforts to provide and maintain, as soon as practicable after the Closing Date, disaster recovery back-up services for the data processing resources, systems and services provided by Systemhouse pursuant to the Systemhouse Agreement (as such terms are defined in Section 5.2), which disaster recovery back-up services shall be designed to provide for a transition of such data processing resources, systems and services to a disaster recovery facility in the event of an interruption in the availability or accessibility of the Systemhouse Los Angeles data center located in Buena Park, California. Such disaster recovery services will conform to reasonable and customary levels in the microcomputer products distribution industry and, without limiting the foregoing, such disaster recovery back-up services shall include a data processing "hot site", dial-up backup lines, and regularly scheduled tests to confirm the ability of the system to recover from a disaster. Seller shall prepare and deliver to Buyer on or before April 1, 1994, a written statement describing in commercially reasonable detail the disaster recovery plan provided for in this Section 2.27(a). Seller shall perform an initial test of such plan on or before June 1, 1994, and shall achieve a successful test of such plan on or before July 1, 1994.

          (b) On or before June 1, 1994, Seller shall, at its own expense, develop a written plan to provide for a transition of Seller's headquarters functions (including purchasing, accounts payable, traffic, operations, accounting, and executive) to an alternate site in the event of any interruption in the availability or accessibility of Seller's principal offices in Pleasanton, California, due to a disaster or other event of force majeure. Such disaster recovery plan shall be prepared in good faith and shall be in such form and such detail as shall be commercially reasonable.

          (c) Seller further agrees to provide reasonable cooperation and assistance to facilitate Buyer's negotiation of a disaster recovery agreement directly with Systemhouse or any other entity providing services to Seller that would permit Buyer to assume responsibility and/or to have one or more third parties assume responsibility for some or all of the Logistics Services in the event of any termination of this Agreement prior to the second anniversary of the Closing Date (or, if later, prior to the end of any Winding Down Period hereunder); provided, however that Seller shall not be required to incur any
            --------  -------
out-of-pocket expense in connection with such reasonable cooperation or assistance, or to jeopardize Seller's own data processing system or the security or confidentiality of, or proprietary rights of Seller in, any such data and program files.

          2.28.  Financial Statements and Other Reports.  (a)  During the
                 --------------------------------------
Distribution Period, Seller shall maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with generally accepted accounting principles, consistently applied.

          (b) During the Distribution Period, Seller shall provide to Buyer complete copies of the following financial statements, certificates and/or reports, to the extent that Seller shall be required to provide the same to its principal senior lender pursuant to any loan agreement, credit agreement, note purchase agreement, indenture or similar agreement between Seller and such principal senior lender, as in effect from time to time:

               (i) on a monthly basis, the consolidated balance sheet of Seller and its consolidated subsidiaries and related consolidated statement of income for the preceding month;

               (ii) on a quarterly basis, the consolidated balance sheet of Seller and its consolidated subsidiaries and related consolidated statements of income and cash flow for the preceding fiscal quarter;

               (iii) on an annual basis, the consolidated balance sheet of Seller and its consolidated subsidiaries and related consolidated statements of income and cash flow for the preceding fiscal year, as audited by Seller's independent certified public accountants; and

               (iv) as applicable, any report or certificate by Seller relating to the occurrence of any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Seller and its consolidated subsidiaries, taken as a whole.

All such financial statements, certificates and/or reports shall be provided to Buyer in substantially the same form provided to Seller's principal senior lender (together with such certificates by financial officers of Seller or, in the case of the annual financial statements contemplated by clause (iii) above, the report of Seller's auditors), within five Business Days after the date first provided to such principal senior lender.

          (c) Attached hereto as Schedule 2.28(c) is a complete copy of the consolidated balance sheets of Seller and its consolidated subsidiaries as at September 30, 1993, and September 30, 1992, and the related consolidated statements of income and cash flow of Seller and its consolidated subsidiaries for the 12-month periods then ended (the "Financial Statements"). Seller represents and warrants that the Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly, in all material respects, the financial condition of Seller and its consolidated subsidiaries at such dates and the results of their operations for the period therein specified. Except for liabilities or obligations which were incurred after September 30, 1993, in the ordinary course of business, to the best knowledge of Seller after due inquiry, Seller and its consolidated subsidiaries do not have any material liabilities or obligations (whether absolute, accrued, contingent or otherwise and whether due or to become due and whether or not the amount thereof is readily ascertainable) that would be required to be disclosed on Seller's consolidated balance sheet by generally accepted accounting principles and that were not either fully reflected or disclosed in the Financial Statements.

          (d) Seller represents and warrants to Buyer that Seller is not in default under any instrument or agreement of Seller for borrowed money, other than any such default that (i) has been waived by the lender thereunder, or (ii) would not have a material adverse affect on the business, operations, properties, assets or condition (financial or otherwise) of Seller or the Subject Business, taken as a whole.

          2.29.  Other Soft Dollars.  In the event that, at any time during the
                 ------------------
Distribution Period, Buyer or Seller shall receive any Other Soft Dollars from any vendor, and a reasonable person in the business of Buyer and Seller would conclude that such Other Soft Dollars were received in lieu of any [*] or other amount specifically addressed herein, then such [*] (and any cash, cash equivalents, product or other consideration received in respect thereof) shall be allocated between Buyer and Seller in the same proportion that it would have been so allocated if such Other Soft Dollars constituted the [*] or other amount in lieu of which they were received.

          2.30.  E-Mail.  (a)  During the Distribution Period, Buyer and its
                 ------
Customers shall have the opportunity to send and receive messages through Seller's existing electronic mail system, as modified from time to time by Seller in the ordinary course of business, subject to any internal limits to such system that may now or hereafter be in effect. Each Customer may maintain no more than one hub per location, and may maintain no more than ten mailbox addresses per hub; provided, however, that with the consent of Seller, which
                   --------  -------
consent shall not unreasonably be withheld or delayed, a limited number of Customers may maintain up to two hubs per location. Buyer may maintain, in the aggregate, no more than 25 mailing lists at any time. Buyer and Customers shall be responsible for their own telephone charges incurred in accessing Seller's electronic mail system from any remote location and for all hardware required to access the system. No additional charge shall be imposed by Seller for electronic mail usage up to the limits described in this Section 2.30.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (b) If, at any time during the Distribution Period, Seller modifies or replaces its electronic mail system, and such modification or replacement requires a new gateway to be installed to link Seller's electronic mail system and any other system used by Buyer, Seller shall cooperate with Buyer in good faith to assist Buyer in installing such a gateway; provided, however, that
                                                    --------  -------
Buyer shall in such case reimburse or advance to Seller upon request any out-of-pocket expense of Seller relating thereto.

          (c) SELLER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER REGARDING ITS ELECTRONIC MAIL SYSTEM AS NOW EXISTING OR HEREAFTER MODIFIED OR REPLACED AND SHALL NOT BE LIABLE TO BUYER OR ANY OTHER PERSON FOR ANY DAMAGE OR EXPENSE WHATSOEVER RESULTING FROM OR IN CONNECTION WITH THE USE BY BUYER OR ANY OTHER PERSON OF SELLER'S ELECTRONIC MAIL SYSTEM OR OF ANY FAULT OR FAILURE OF SUCH SYSTEM. Each party shall treat electronic mail communications of the other party (and Buyer shall use commercially reasonable efforts to cause Customers to treat electronic mail communications of both parties) as private communications and shall not examine or monitor any such electronic mail communications that are not directed to such party. To the extent either party inadvertently obtains access to any such electronic mail communications during the course of servicing or maintaining the electronic mail system, such party shall notify the other party that such access was obtained and such electronic mail communications shall constitute Confidential Information pursuant to Section 9.9.

          2.31.  CAPS; Telecommunications Charges.  Buyer shall reimburse Seller
                 --------------------------------
monthly in arrears for the aggregate amount of all out-of-pocket telecommunications and related charges and expenses incurred by Seller in connection with making CAPS available to Buyer and Customers on an on-line or dial-up basis. Such charges shall be billed to Buyer by Seller based on usage, in accordance with Seller's usual policies and procedures relating to such charges as in effect on the Closing Date, and will be charged to Customers on their ledger cards. Seller shall cause all such ledger card charges to be posted within ten Business Days after Seller receives an invoice therefor from AT&T (or such other carrier as shall provide such telecommunications services hereunder). Seller shall not, however, have any liability to Buyer in respect of the preceding sentence if Buyer changes or otherwise interferes with the posting of such charges.

          2.32.  Ledger Cards.  During the Distribution Period, Seller shall
                 ------------
make available to Buyer the ledger card function of CAMBAR to record and invoice such fees, freight charges and other amounts charged by Buyer to Customers as Buyer shall reasonably determine and/or as provided herein. The use of the ledger card function shall be in accordance with Seller's policies and procedures applicable thereto on the Closing Date, and/or such other commercially reasonable procedures as Buyer and Seller shall in good faith mutually agree.

          2.33.  Miscellaneous.  (a)  During the Distribution Period, Seller
                 -------------
shall provide to those Customers that have "will call" privileges at a Distribution Center on the date hereof, and a limited number of additional Customers, the ability to arrange for delivery of products ordered by such Customers at such Distribution Center on a "will call" basis, substantially in accordance with Seller's current practices and procedures relating thereto.

          (b) During the Distribution Period, (i) Seller shall not install at either Distribution Center any material signs or other displays referring to Seller or the Retained Business by name, without the prior consent of Buyer, which consent shall not unreasonably be withheld or delayed, and (ii) Buyer and Seller shall cooperate with one another in good faith regarding the installation in the Distribution Centers of appropriate signs and displays identifying the Subject Business and the Retained Business, respectively. Notwithstanding the preceding sentence, the parties agree that Seller shall in good faith choose a trade name for Seller's logistics and distribution services business that shall be different from the trade name used by Seller's reseller business, and that Seller may use such trade name on such signs or other displays at each Distribution Center as Seller shall, in its reasonable business judgment, determine to be appropriate.

          2.34.  Additional Receivable Amount.  (a)  Anything contained herein
                 ----------------------------
to the contrary notwithstanding, during the period from the date hereof through the Extended Payment Termination Date, Buyer shall not be in default of its payment obligations to Seller under Section 2.8(b) if and to the extent that the aggregate principal amount of all Extended Payment Obligations (the "Additional Receivable Amount") does not exceed $20,000,000.

          (b) Prior to the Extended Payment Termination Date, Buyer shall pay a financing fee to Seller on all Extended Payment Obligations (up to a maximum of $20,000,000), from the Stipulated Due Date for each Extended Payment Obligation to the date actually paid, at a variable rate per annum equal to the Prime Rate minus 2 percent per annum.  Such financing fee shall be due and payable monthly
- - - -----
in arrears pursuant to Section 2.10. Anything contained herein to the contrary notwithstanding, Buyer shall pay interest to Seller at the rate set forth in
Section 2.5(b) on (i) any portion of the Additional Receivable Amount that exceeds $20,000,000 and (ii) the entire Additional Receivable Amount, if any Extended Payment Obligations shall remain outstanding after the Extended Payment Termination Date.

          (c) All amounts paid by Buyer pursuant to Section 2.8(b) shall be applied to reduce the Extended Payment Obligations in the order in which they were incurred.

          2.35.  Configuration.  In the event that, at any time during the
                 -------------
Distribution Period, Seller shall provide configuration services on behalf of Buyer to any Customers hereunder, including any Customers participating in the existing MASTER program, the proposed MASTER Plus program, or otherwise, Seller shall in good faith use commercially reasonable efforts to allocate its configuration resources fairly between those configuration orders arising from the Subject Business and those arising from the Retained Business. To that end, Seller shall cause at least 90% of all configuration orders received by Seller in each month to be started on a FIFO (first-in, first-out) basis, based on the time, for each such order, that such order became a Confirmed Order (or, if, at the time that such order became a Confirmed Order, one or more necessary kit components for such order were out of stock at the applicable Distribution Center, at the time that all such kit components shall first have become available). Seller shall process all configuration orders so commenced in a workman-like and commercially reasonable manner and shall not, in the aggregate, discriminate unreasonably or for any improper purpose between configuration orders arising from the Subject Business and those arising from the Retained Business in managing the processing queue or allocating work cells.

          2.36.  Baseline Adjustment Event.  If a Baseline Adjustment Event
                 -------------------------
shall have occurred, Baseline Revenue and the Distribution Fee theretofore paid shall be adjusted in accordance with the following procedures:

          (a) A calculation shall be made as to the aggregate amount of Applicable Revenue that the [*] referred to in the definition of Baseline Adjustment Event would have been [*] during the period (the "Calculation Period") beginning on the first day immediately following the Closing Date through the earlier of (i) the second anniversary of the Closing Date and
     (ii) the termination of the Distribution Period (such aggregate amount being hereinafter called the "[*]") had the Baseline Adjustment Event not occurred.

          (b) A calculation shall be made as to the aggregate amount of Applicable Revenue that such [*] during the Calculation Period (such aggregate amount being hereinafter called the "Actual Amount").

          (c) If the [*] shall exceed the Actual Amount, a fraction (such fraction being hereinafter called the "Actual
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     Fraction") shall be calculated in which the numerator shall be the Actual Amount and the denominator shall be the [*].

           (d) Baseline Revenue shall be recalculated by reducing the amount (such amount being hereinafter called the "[*] Baseline Revenue") of Baseline Revenue attributed to the [*] referred to in the definition of Baseline Adjustment Event to an amount determined by multiplying the Actual Fraction by the [*] Baseline Revenue, provided, however, that in the event
                                           -----------------
     the Actual Amount, calculated on an annual basis over the Calculation Period, is equal to or greater than the [*] Baseline Revenue, the Baseline Amount shall not be recalculated and there shall be no recalculation of the Distribution Fee.

          (e) The Distribution Fee shall be recalculated based upon the Baseline Revenue recalculated as provided in clause (d) above, and Seller shall pay to Buyer, promptly upon such recalculation, an aggregate amount equal to the actual amount of Distribution Fee paid by Buyer to Seller during the Calculation Period in excess of the Distribution Fee as so recalculated.


                                  ARTICLE III

                              INFORMATION SERVICES

          3.1.  Non-Exclusive License.  (a)  Seller hereby grants to Buyer, on
                ---------------------
the terms and conditions set forth in this Section 3.1 (and for no additional charge), an irrevocable, perpetual, fully-paid, non-exclusive license (the "Software License") in the Designated Territory to all computer programs, data files and other software (including object code and source code) used by Seller's Integrated Logistics System, as described on Schedule 3.1(a) ("ILS"), including Seller's Purchase Order Entry and Tracking System ("POET") (collectively, the "Seller Licensed Software"). The Software License includes
(i) the right to use, execute, reproduce and modify the Seller Licensed Software and any derivative works based on the Seller Licensed Software for any purpose,
(ii) the right to authorize Customers (and any reseller customers of any Other Merisel Distribution Business) to use and execute (in object code form only, and not in source code) the Seller Licensed Software and any derivative works based on the Seller Licensed Software for the benefit of Buyer and Customers in connection with the Subject Business and (iii) the right to sublicense third parties to do any of the foregoing for the benefit of Buyer and Customers in connection with the Subject Business. The Software License may be assigned by Buyer to any
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

person or entity (A) which owns more than 50% of Buyer's issued and outstanding voting stock, (B) in which Buyer owns more than 50% of the issued and outstanding voting stock, (C) which acquires all or substantially all the assets of Buyer relating to the Subject Business, or (D) into which Buyer is merged or reorganized pursuant to any plan of merger or reorganization, but is otherwise not transferable to any person.

          (b) SELLER HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER LICENSED SOFTWARE, INCLUDING ANY AND ALL REPRESENTATIONS AND WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE (INCLUDING ANY PURPOSE OF BUYER, ANY CUSTOMER OR ANY OTHER PERSON), OR WITH RESPECT TO THE VALIDITY OF ANY PATENT OR COPYRIGHT RELATING THERETO. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SELLER SHALL NOT BE LIABLE TO BUYER FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND RELATING TO ANY SELLER LICENSED SOFTWARE OR ANY RELATED MATTER.

          (c) Seller shall indemnify Buyer and hold it harmless from any liabilities to any third party arising out of, and all reasonable costs of defending or settling, any claim against Buyer by any third party that any of the Seller Licensed Software infringes any copyright, patent or other proprietary right of such third party. Buyer shall notify Seller in writing of any such claim promptly after Buyer first learns thereof, shall tender sole control of the defense and settlement of such claim to Seller, and shall provide Seller with such reasonable assistance and cooperation as Seller may reasonably request from time to time in connection with such defense. None of Seller's obligations under this Section 3.1(c) shall apply in connection with any claim of infringement if Buyer has modified the Seller Licensed Software or combined it with or into any other programs, data, device, component or applications and such infringement would not have occurred without such modification or combination.

          (d) Within 30 days after the Closing Date, Seller shall provide Buyer with an itemization of all software other than Seller Licensed Software that is used by Seller in providing Logistics Services hereunder. Seller further agrees to provide reasonable cooperation and assistance to facilitate Buyer's negotiation of license agreements for such software directly with any third parties who own or license such software; provided, however, that Seller shall
                                          --------  -------
not be required to incur any out-of-pocket expense in connection therewith, or to take any action that Seller reasonably believes could result in the breach by Seller of any license or other agreement with respect to such software or otherwise jeopardize Seller's relationship with the licensor of any such software.

          (e) At Buyer's request, upon reasonable prior notice, Seller will deliver to Buyer or a third party designated by Buyer on a weekly basis (or more often as Buyer and Seller may mutually agree), and at Buyer's expense, a back-up copy of all material data and program files used by Seller in connection with the Subject Business and/or the provision of the Logistics Services to Buyer as provided herein, including all such data and program files as shall at such time be backed-up by Seller at a back-up facility operated by Arcus Data Security Inc. Such back-up copy will include source code, object code and any and all available source and other documentation. Except as otherwise provided in Section 3.1(a) and Section 5.5(b)(iii), nothing in this Agreement shall be construed as a license to, or a grant of any other right or interest in, any of the data and program files described in this Section 3.1(e), or in any itemization of software provided pursuant to Section 3.1(d), or any information contained therein, and all such data and program files and information shall constitute confidential and proprietary information of Seller within the meaning of Section 9.9.

          (f) Anything contained herein to the contrary notwithstanding, the Software License does not convey or include any right, title or interest in or to any improvements and/or enhancements to any software included in Seller Licensed Software obtained or developed by Seller after the date hereof.

          (g) The Seller Licensed Software includes certain computer programs, data files and/or other materials provided to Seller by third parties, under license or otherwise ("Third Party Materials"), all of which are identified as Third Party Materials on Schedule 3.1(a). Anything contained herein to the contrary notwithstanding, the Software License shall be limited, as to such Third Party Materials, to such rights as may lawfully be granted under any applicable license or other arrangement governing the use thereof. Seller represents and warrants to Buyer that, except as provided in the immediately preceding sentence, Seller has all rights, power and authority required to grant the Software License to Buyer as provided in this Section 3.1.

          3.2.  Dedicated Personnel.  (a)  During the Distribution Period, but
                -------------------
not to exceed the two-year period following the Closing Date, Seller shall pay to Buyer, monthly in arrears, an amount equal to 125% of the aggregate base salaries, determined as provided in Schedule 3.2(a), of seven persons to be employed by Buyer to operate ILS and POET (the "ILS Team"). The ILS Team shall initially include the five persons named on Schedule 3.2(a), and two additional Store Systems Support Specialists hired by Buyer. Buyer shall have the sole authority to hire, fire, and reassign members of the ILS Team, and to establish the salaries of the ILS Team at any level Buyer chooses, provided that the aggregate amount that Seller is obligated to pay Buyer pursuant to this Section
3.2 shall in no event exceed $35,345 per month, plus a 5% increase on the first anniversary of the date hereof (the "ILS Salary Cap"). Anything to the contrary contained herein notwithstanding, Seller shall not have any obligation or responsibility whatsoever to Buyer or any other person with respect to the ILS Team, except the obligation to make the payments expressly provided for in this Section 3.2.

          (b) In the event of any Winding Down Period following the second anniversary of the Closing Date, Seller shall pay to Buyer during such Winding Down Period, monthly in arrears, an amount equal to (i) the lesser of (A) the
                                                            ------
aggregate base salaries of the ILS Team, determined as provided in Schedule 3.2(a), and (B) the ILS Salary Cap, times (ii) a percentage, which shall decline
                                    -----
ratably from 125% in the first month of the Winding Down Period to 0% in the last month of the Winding Down Period.

          (c) Seller shall also provide during the Distribution Period (but not to exceed the two-year period following the Closing Date), at no additional cost to Buyer, the full-time services, during normal business hours, of three programmers (the "Mainframe Team"), to develop applications relating to the Subject Business for Seller's mainframe computer. The Mainframe Team shall be employed by Seller, and Seller shall have the sole authority to hire and fire members of the Mainframe Team; provided, however, that the members of the
                               --------  -------
Mainframe Team shall be generally comparable in salary, training and experience to the programmers employed by Seller to develop its own mainframe applications. The Mainframe Team shall initially include the persons set forth on Schedule 3.2(c). Seller agrees not to reassign any members of the Mainframe Team to other projects without Buyer's prior written consent (which consent shall not unreasonably be withheld or delayed). The Mainframe Team will work exclusively on projects defined and prioritized by Buyer; provided, however, that Seller
                                              --------  -------
shall have the right to approve and/or manage such projects to the extent that such projects could reasonably be expected to have an impact on the Seller or any of the Retained Business.

          (d) During any Winding Down Period, Seller shall use commercially reasonable efforts (i) to provide Buyer with such information regarding the Subject Business accessible through CAMBAR as Buyer shall reasonably request, and (ii) to maintain the interface between CAPS and Seller's Order Processing System; provided, however, that Seller shall not be required to provide Buyer
        --------  -------
with any programming services or support during any Winding Down Period other than routine maintenance and bug fixes, if needed, and Buyer shall not be required to provide any dedicated personnel in connection with such services.

          (e) All improvements, enhancements and/or other intellectual property developed or invented by the ILS Team while under the supervision of Buyer shall be the exclusive property of Buyer; all improvements, enhancements and/or other intellectual property developed by Seller or any employee or independent contractor of Seller (including the Mainframe Team) shall be the exclusive property of Seller.

          (f) Without prejudice to the rights of Buyer pursuant to Section 2.21(b), Seller shall provide Buyer with reasonable advance notice of any upgrades or modifications proposed to be implemented by Seller with respect to any operating system or applications software that might impact the interfacing or compatibility of Seller's computer systems with any material software utilized by Buyer or Customers in connection with the Subject Business (to the extent that (i) at the time any such upgrade or modification is proposed, such systems and such software interface and are compatible and (ii) in the case of any software adopted for such purpose after the date hereof, Buyer has advised Seller that such software is in use and has advised Seller of all interfaces between such software and such systems), and shall cooperate with Buyer in good faith and use commercially reasonable efforts to provide that compatibility and interoperability between Seller's computer system and any such material software are maintained at levels not less than currently in effect.


                                   ARTICLE IV

                              ADDITIONAL SERVICES

          4.1.  Availability of Additional Services.  In addition to the
                -----------------------------------
Logistics Services to be provided by Seller pursuant to Article II and the information services to be provided under Article III, Seller may from time to time make available to any or all Customers, on the terms and subject to the conditions set forth in this Article IV, certain other services ("Additional Services"), including services provided by Seller to Franchisees and/or Datago Purchasers prior to the Closing.

          4.2.  CLTV.  (a)  Buyer acknowledges that Seller currently provides
                ----
television programming by satellite to Franchisees for training, communication and vendor announcements ("CLTV"). After the Closing Date, either party may terminate its provision or receipt of CLTV programming, as applicable, upon 90 days' prior written notice to the other. Buyer shall pay for any CLTV programming that Seller makes available to Franchisees prior to the effective date of any termination notice by Buyer hereunder, at Seller's fully-burdened cost. Buyer may, at its option, use [*] to pay for any such programming, if permitted by the [*].
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (b) In the event that Buyer determines to continue its participation in CLTV, Buyer and Seller shall cooperate in good faith to negotiate an agreement to govern the provision of CLTV programming and broadcast services by Seller.

          (c) Buyer acknowledges that Seller owns all satellite dishes located at Franchisees. Whether or not Buyer continues its participation in CLTV, Seller may from time to time use such satellite dishes to provide broadcast services for the Retained Business and/or any third parties, on such terms and conditions as Seller and such Franchisees shall mutually agree. Seller may from time to time offer any CLTV programming directly to any Franchisee, on such terms and conditions as Seller and such Franchisee shall mutually agree. Seller shall have the right, but not the obligation, to install satellite dishes comparable to the ones currently in place, at any current or future Franchisee location, on such terms and conditions as Seller and such Franchisee shall mutually agree, and without any charge (other than a royalty at normal rates) or interference by Buyer. Buyer shall not remove or take any action to remove or induce any Franchisee to remove any satellite dish owned or operated by Seller from any current or future Franchisee location.

          (d) Buyer may use any satellite dishes owned or operated by Seller at any Franchisee location, at its own expense but without any fee imposed by Seller therefor, for any purpose, provided that such use does not conflict or interfere with any programming or other use thereof by Seller. Buyer shall give Seller at least five Business Days prior notice of any such use by Buyer and shall have the right to reserve any or all such satellite dishes, upon such notice, if not theretofore reserved by Seller or any other person.

          4.3.  National Accounts.  (a)  Seller has established and currently
                -----------------
administers a national accounts program (the "National Accounts Program") to facilitate the marketing, sale and delivery of computer hardware, software, peripherals and related products by Seller, through its Retained Business, to business customers at multiple locations in the Designated Territory. Pursuant to the National Accounts Program, including those certain National Accounts Participating Dealer Agreements between Seller and certain Franchisees ("NAP Dealers"), NAP Dealers have agreed to provide services to National Accounts Program customers, as requested from time to time by Seller, including delivery, installation, maintenance and repair services, and Seller has agreed to pay any NAP Dealers performing such services fees in amounts calculated pursuant to Seller's policies and procedures for the National Accounts Program, as in effect from time to time.

          (b) Upon the expiration of the six-month period immediately following the Closing Date, Seller shall no longer provide any NAP Dealer with any fee (currently calculated as [*] of Seller's gross margin on such sale) for any sale by Seller to any customer in the marketing territory of any NAP Dealer, without the active support or participation of such NAP Dealer. Except as provided in the preceding sentence and as otherwise expressly provided herein or in the Purchase Agreement, the National Accounts Program shall not be affected by the Purchase Agreement or any of the transactions contemplated thereby; provided,
                                                                    --------
however, that Seller reserves the right to terminate the National Accounts
- - - -------
Program at any time upon not less than 30 days prior written notice to Buyer.

          4.4.  National Service Agreements.  (a)  Seller currently provides
                ---------------------------
computer-related services and support on a nationwide basis to end-users and resellers through its Retained Business. Prior to the Closing Date, a number of Franchisees sold service contracts for Seller to their end-user customers.
After the Closing Date, Seller may in its discretion provide certain Franchisees, as value-added resellers, the opportunity to sell service contracts for Seller in markets that do not directly conflict with the Retained Business, on such terms and conditions as Seller and such Franchisees shall mutually agree. Anything contained herein to the contrary notwithstanding, during the six-month period following the Closing Date, Seller shall permit all Franchisees that are parties to any National Service Agreement Master Agreement or Location Addendum to sell service contracts for Seller pursuant to the National Service Agreement program, as in effect from time to time during such period.

          (b) Seller shall use commercially reasonable efforts to perform in all material respects its obligations under the National Service Agreement program and all service contracts sold by Franchisees pursuant to the National Service Agreement program, whether sold before or after the Closing Date, on the terms and conditions set forth therein.

          (c) Certain Franchisees that sold one or more service contracts prior to the Closing Date will not be offered the opportunity to sell service contracts after the Closing Date. Seller shall not solicit any customer of any such Franchisee who on the Closing Date is a party to any service contract provided by Seller, or take any action to induce any such customer, to terminate or fail to renew any such contract through such Franchisee, without the prior consent of such Franchisee, until after the expiration of the 45-day period immediately following
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i) the current term of any such service contract or (ii) a single term of renewal thereof.

          (d) Upon the written request of Buyer received within six months after the Closing, Seller shall sell, transfer and assign to Buyer, for no additional consideration, ON AN AS-IS, WHERE-IS BASIS AND WITHOUT ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (subject to Section 3.1(d)), all right, title and interest of Seller in the computer software and data files used by Seller prior to the Closing Date to allocate and keep track of the fees earned in connection with service contracts sold and/or performed by two or more Franchisees in multiple locations (the "NSA System"). Buyer shall pay any expenses incurred in connection with any transfer of the NSA System pursuant to this Section 4.4(d).

          4.5.  Help Desk.  (a)  Seller currently provides a nationwide
                ---------
telephone help desk for computer-related assistance and support through its Retained Business ("National Help Desk"). Prior to the Closing Date, a number of Franchisees sold National Help Desk contracts for Seller to their end-user customers. After the Closing Date, Seller may in its discretion provide to certain Franchisees, as value-added resellers, the opportunity to sell National Help Desk contracts to end-users in markets that do not directly conflict with the Retained Business, on such terms and conditions as Seller and such Franchisees shall mutually agree. Anything contained herein to the contrary notwithstanding, during the six-month period following the Closing Date, Seller shall permit all Franchisees to sell contracts under the National Help Desk program, as in effect from time to time during such period.

          (b) Seller shall use commercially reasonable efforts to perform in all material respects its obligations under the National Help Desk program and all contracts sold under the National Help Desk program, whether sold before or after the Closing Date, on the terms and conditions set forth therein.

          (c) Certain Franchisees that sold National Help Desk contracts prior to the Closing Date will not be offered the opportunity to sell such contracts after the Closing Date. Seller agrees that it will not solicit any customer of any such Franchisee who on the Closing Date is a party to any National Help Desk contract provided by Seller, or take any action to induce any such customer, to terminate or fail to renew any such contract through such Franchisee, without the prior consent of such Franchisee, until after the expiration of the 45-day period immediately following (i) the current term of any such contract or (ii) a single term of renewal thereof.

          (d) Seller shall from time to time make help desk phone support services available to Franchisees and Datago Purchasers, for their internal support needs, on such terms and conditions (including applicable fee schedules) as Seller and such Franchisees and/or Datago Purchasers shall mutually agree.

          4.6.  MASTER and MASTER Plus.  (a)  After the Closing Date, Seller
                ----------------------
shall continue to provide access to the MASTER program and related systems to the Customers set forth on Schedule 4.6(a) attached hereto but shall not be required to make MASTER available to any other person. Seller may terminate MASTER for any Customer (i) at any time, if Seller shall at such time have the right to terminate MASTER for such Customer pursuant to the MASTER agreement between Seller and such Customer, a copy of which is attached hereto as an exhibit to Schedule 4.6(a)-1; and/or (ii) at such time as MASTER Plus shall have become available, tested and ready to replace MASTER for such Customer. Buyer shall cooperate with Seller and take all reasonable actions requested by Seller to notify Customers participating in MASTER, and their end-user customers, that amounts invoiced to such end-user customers in respect of MASTER sales (whether for periods before or after the Closing Date) shall be payable to the account of and in the manner directed by Seller. Buyer shall promptly forward to Seller all payments received by Buyer with respect to such amounts, together with such endorsements or assignments as shall be necessary for the transfer thereof to Seller. Seller shall reimburse Buyer for any reasonable out-of-pocket expenses incurred by Buyer in connection with any such actions. All sales under the MASTER program shall constitute sales by Buyer through the Subject Business for all purposes of this Agreement. The MASTER program will be administered in accordance with the agreement and other procedures in effect on the Closing Date, which agreement and other procedures are summarized on Schedule 4.6(a)-1.

          (b) Seller is currently developing the MASTER Plus program and related systems. MASTER Plus is currently expected to augment CAPS by providing Customers with the ability to place orders requiring (i) electronic staging of inventory, (ii) order complete, (iii) central configuration, and/or (iv) direct shipment to the end-user customer. Orders placed through MASTER Plus are currently expected to be financed by one or more floor planners. MASTER Plus is currently expected to be available on a fee basis, in accordance with a matrix to be agreed; provided, however, that such fee matrix will be reasonably
              --------  -------
designed to reimburse Seller for the fully-burdened cost to Seller of the MASTER Plus program, including the cost of all returns and/or cancellations (to the extent permitted by such program), configuration and freight, and the estimated total costs associated with holding the additional inventory required by the MASTER Plus program (including costs relating to interest, obsolescence, insurance and risk of loss). All sales under the MASTER Plus program will constitute sales by Buyer through the Subject Business for all purposes of this Agreement, and fees payable in respect of the MASTER Plus program will be in addition to the Monthly Distribution Fee and other amounts due hereunder.

          (c) In addition to any fees for participation in MASTER Plus to be borne by participating Customers, Buyer shall be responsible for the cost of training Customers to use the MASTER Plus system. No Customer shall be provided access to MASTER Plus until such Customer shall have successfully completed the training and certification program therefor.

          (d) Seller shall consult with Buyer in good faith from time to time regarding the programming and implementation of MASTER Plus and shall endeavor to make such changes therein as Buyer shall reasonably request. Anything contained herein to the contrary notwithstanding, Seller shall not be required to make any change to the MASTER Plus system if Seller, in its reasonable discretion, believes that such change would interfere with any other systems or operations of Seller or otherwise result in an adverse effect upon the business or operations of Seller or any part thereof. In the event that Seller, in its reasonable discretion, agrees to make any changes requested by Buyer, and such changes require programming resources in addition to the Mainframe Team, Buyer shall pay all costs relating to such additional programming resources.


                                   ARTICLE V

                                    REMEDIES

          5.1.  Overview.  This Article V sets forth the respective rights and
                --------
obligations of Buyer and Seller in the event of the occurrence of any Class A Event, Class B Event or Class C Event, in each case as defined herein. The remedies available to Buyer hereunder are not cumulative; no event or occurrence may constitute both a Class A Event and a Class B Event or Class C Event, or any other combination of such categories, for purposes of this Article V.

          5.2.  Definitions.  As used in this Article V, the following terms
                -----------
have the corresponding meanings:

          "Adjusted Operating Profit" for any period means net income recognized
           -------------------------
by Buyer in such period in respect of the Subject Business, after provision for income and other taxes, but before any extraordinary items, plus depreciation,
                                                            ----
plus a percentage of all interest charges deducted in calculating net income
- - - ----
equal to the percentage that Excluded Indebtedness bears to Total Indebtedness. "Total Indebtedness" for any period means the average total principal amount of
 ------------------
interest-bearing indebtedness of Buyer outstanding during such period.

"Excluded Indebtedness" for any period means an amount of interest-bearing
- - - ----------------------
indebtedness equal to (i) goodwill minus (ii) paid-in capital, determined in
                                   -----
each case for Buyer on an average basis for such period in accordance with generally accepted accounting principles consistently applied; provided,
                                                               --------
however, that the
- - - -------
amount of Excluded Indebtedness, and the amount of all interest-bearing indebtedness other than Excluded Indebtedness, shall be adjusted on a pari passu
                                                                      ---- -----
and cumulative basis as if all positive cash flow of the Subject Business from operating activities were retained by Buyer and used to reduce such indebtedness. If Excluded Indebtedness is reduced by such positive cash flow below the amount of goodwill minus paid-in capital, as determined as provided
                             -----
above, Adjusted Operating Profit shall be increased by the interest income that would have been generated by such cash flow if retained by the Subject Business.

          "Assumed Agreement" has the meaning ascribed thereto in Section 5.9.
           -----------------

          "Assumed Freight Charges" means, for any period during the Special
           -----------------------
Transition Period, the aggregate amount of all freight charges that would have been incurred by Buyer if all products sold by Buyer through the Subject Business during such period and included in calculating Buyer Freight Charges for such period had been shipped by Seller, on behalf of Buyer hereunder, from the [*] of the Customers ordering such products, in accordance with the terms and conditions applicable to such shipments under this Agreement, as in effect on the Special Closing Date, determined as if the Distribution Period had continued in effect through the Special Transition Period.

          "Assumed Distribution Fee" means, for any period during the Special
           ------------------------
Transition Period, the Distribution Fee that would have been payable by Buyer in respect of such period in accordance with the terms of this Agreement, determined as if the Distribution Period had continued in effect through the Special Transition Period.

          "[*]" means each of [*] and [*], with respect to the material [*] of
           ---
such [*] generally offered by such [*] to [*].

          "BPI Purchase Price" has the meaning ascribed thereto in Section
           ------------------
5.5(b)(i).

          "Buyer Freight Charges" means, for any period during the Special
           ---------------------
Transition Period, the aggregate amount of all actual freight charges incurred directly or indirectly by Buyer during such period (as determined from the carrier's or vendor's invoice, as applicable, net of all rebates, discounts and other credits actually received in respect thereof), relating to the delivery of computer hardware, software and related products sold by Buyer through the Subject Business and shipped by Buyer (or by any vendor) to any Customer (or to any customer of a Customer); provided, however, that Buyer Freight Charges shall
                             --------  -------
not include
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any amount in excess of the charges for shipping such product by Federal Express second day air (or, in the case of any intrastate shipments, for shipping such product in accordance with Buyer's usual intrastate delivery method).

          "Buyer Purchased Inventory" has the meaning ascribed thereto in
           -------------------------
Section 5.5(b)(i).

          "Buyer's Allocable Inventory" means, for each vendor whose products
           ---------------------------
are included in the Inventory List, Buyer's pro rata allocation of all products
                                            --- ----
of such vendor in Seller's inventory on the date of the Special Termination Notice, including all inventory located in, or on route to, either Distribution Center, other than (i) any inventory of products not listed on the Inventory List on such date, (ii) any inventory reserved on such date for any order received by Seller (whether for the Subject Business or the Retained Business) on or before such date and (iii) any inventory in the process of being configured on such date. For purposes of this definition, Buyer's pro rata
                                                                   --- ----
allocation of the products of any vendor shall be determined in accordance with the allocation percentages for such vendor in effect on the date of the Special Termination Notice pursuant to Section 2.22(b).

          "[*]" means the quotient, expressed as a percentage, obtained by
           ---
dividing (i) the [*] of the Subject Business during the two-year period immediately following the Closing Date, by (ii) [*].

          "Claim" means a claim, demand, action, suit, proceeding or cause of
           -----
action.

          "Class A Event" means the breach of any covenant or agreement required
           -------------
to be performed by Seller under this Agreement, which breach continues uncured for a period of ten Business Days after Buyer gives written notice thereof to Seller; provided, however, that if Seller breaches that same covenant or
        --------  -------
agreement two or more times in any two consecutive quarters, such cure period shall be reduced to five consecutive Business Days for the second such breach in such period, and no opportunity to cure need be provided for the third or any subsequent breach in such period; and provided further, however, that such cure
                                      -------- -------  -------
period shall be 30 days with respect to any breach claimed by Buyer within the first 30 days following the Closing Date. Anything contained herein to the contrary notwithstanding, neither (i) the failure of Seller to perform any or all of the Logistics Services in a manner that meets or exceeds any Performance Standards for such Logistics Services, nor (ii) the occurrence of any Class B Event, nor (iii) the occurrence of any Material Deficiency or
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other Class C Event, shall in any event constitute a Class A Event.

          "Class B Event" means any event or occurrence that shall give rise to
           -------------
an obligation to credit Buyer with a Performance Credit in accordance with
Schedule 2.21.

          "Class C Event" means the occurrence, at any time during the
           -------------
Distribution Period (but not following the second anniversary of the Closing
Date), of any of the following:

               (i)  a Material Deficiency;

              (ii)  a Vendor Shutdown; or

             (iii)  a Material Allocation Default by Seller; or

              (iv)  any failure by Seller to comply with the provisions of
     Section 2.25, which failure continues for five consecutive Business Days after notice thereof to Seller.

          "Customer Performance Standards" has the meaning ascribed thereto in
           ------------------------------
Section 5.9.

          "DCMS" means Seller's Distribution Center Management System, as in
           ----
effect on the Special Closing Date.

          "Direct Personnel Charges" means, for any period during the Special
           ------------------------
Transition Period, an amount equal to [*] times  the aggregate base salaries for
                                          -----
such period of each of the following persons employed by Buyer during such period, to the extent such base salaries are allocable to the Subject Business:

               (i) all persons in Buyer's purchasing department engaged in connection with the Subject Business;

              (ii) all persons in Buyer's accounts payable department engaged in connection with the Subject Business;

             (iii) all persons in Buyer's MIS department engaged in connection with the Subject Business; and

              (iv) all persons in Buyer's traffic and operations departments engaged in connection with the Subject Business;

provided, however, that the foregoing persons shall not for this purpose include
- - - --------  -------
any persons employed at the Livermore Facility.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          "Livermore Facility" means the Livermore DC, including (i) Seller's
           ------------------
leasehold interest in all real property and improvements used in connection with the Livermore DC, (ii) Seller's leasehold interest in any personal property leased by Seller and used in and located at the Livermore DC, and (iii) the Livermore FF&E.

          "Livermore Facility Charges" means, for any period during the Special
           --------------------------
Transition Period, the aggregate operating expenses incurred by Buyer during such period in respect of the Livermore Facility, as determined in accordance with generally accepted accounting principles, consistently applied,including all rent and other charges payable by Buyer under the Livermore Lease; all taxes, insurance, utility and telephone charges relating to the Livermore Facility (including voice and data lines), to the extent not included under the Livermore Lease; and all salaries, wages, ordinary and customary bonuses and benefits, payroll taxes and other ordinary and customary expenses relating to the employment of all persons employed by Buyer at the Livermore Facility, in each case determined in accordance with generally accepted accounting principles, consistently applied.

          "Livermore FF&E" means all personal property owned by Seller, located
           --------------
at the Livermore DC on the Special Closing Date and used or held for use by Seller in connection with providing the Logistics Services.

          "Livermore Lease" means the Lease Agreement dated August 21, 1991,
           ---------------
between Seller and Lincoln Las Positas, a California Limited Partnership, and Patrician Associates, Inc., a California corporation, as amended through and in effect on the Special Closing Date.

          "LPAR" has the meaning ascribed thereto in Section 5.5(c).
           ----

          "Material Deficiency" means the occurrence of any Material Deficiency
           -------------------
with respect to one or more of the Performance Standards for (i) Stocking Efficiency, (ii) Shipping Efficiency, (iii) Error Rate and (iv) CAPS Down-Time, in each case as set forth on Schedule 2.21.

          "Notice of Claim" has the meaning ascribed thereto in Section 5.4.
           ---------------

          "Quarterly Excess Operating Costs" means, for any quarter during the
           --------------------------------
Special Transition Period, an amount equal to (i) the sum of Transition Operating Costs and Buyer Freight Charges for such quarter, minus (ii) the sum
                                                            -----
of the Assumed Distribution Fee and Assumed Freight Charges for such quarter.

          "Scheduled Software" has the meaning ascribed thereto in Section
           ------------------
5.5(b)(iii).

          "Special Closing Date" means a Business Day at least 10 and not more
           --------------------
than 20 Business Days following the date of any Special Termination Notice, as determined in writing by Buyer with the consent of Seller (which consent shall not unreasonably be withheld or delayed), or such other date as Buyer and Seller shall mutually agree in writing.

          "Special Termination Notice" has the meaning ascribed thereto in
           --------------------------
Section 5.5(a).

          "Special Term License" has the meaning ascribed thereto in Section
           --------------------
5.5(b)(iii).

          "Special Transition Procedure" has the meaning ascribed thereto in
           ----------------------------
Section 5.5(b).

          "Special Transition Period" means the period commencing on the Special
           -------------------------
Closing Date and ending on the second anniversary of the Closing Date.

          "Systemhouse" means Systemhouse Inc., a Delaware corporation.
           -----------

          "Systemhouse Agreement" means the Data Processing Agreement dated
           ---------------------
December 23, 1992, between Systemhouse and Seller, as amended through and in effect on the Special Closing Date, including Schedules A through E and any and all other schedules or exhibits attached thereto.

          "Systemhouse Charges" for any period means the aggregate amount
           -------------------
payable to Systemhouse by Seller for such period under the Systemhouse Agreement times a fraction, the numerator of which is the aggregate System Resource Units
- - - -----
consumed by Buyer during such period and the denominator of which is the aggregate System Resource Units consumed by Buyer and Seller during such period. For purposes of this definition, the term "System Resource Unit" (or "SRU") has the meaning that such term has under the Systemhouse Agreement, and the numbers of SRUs consumed by Buyer and Seller, respectively, in any period, shall be as set forth in the Customer Resource Consumption report for such period provided by Systemhouse pursuant to Sections A.13.0 through A.13.7 of Schedule A to the Systemhouse Agreement.

          "TOP F&E" has the meaning ascribed thereto in Section 5.5(b)(v).
           -------

          "Transition Operating Costs" for any period means the sum of the
           --------------------------
Direct Personnel Charges, the Systemhouse Charges and the Livermore Facility Charges, in each case for such period.

          "Transition Operating Personnel" means up to 150 persons employed by
           ------------------------------
Seller on the Special Closing Date and set forth on the TOP List as in effect on such date, including up to (i) half the number of employees in Seller's purchasing department on such date; (ii) half the number of employees in Seller's accounts payable department on such date; (iii) the Mainframe Team plus
                                                                            ----
ten additional employees from Seller's MIS department; (iv) all persons employed at the Livermore Facility and engaged in connection with providing Logistics Services; and (v) such other persons, if any, as Buyer and Seller shall mutually agree. Within 60 days after the Closing Date, Seller shall prepare and deliver to Buyer a list of all Transition Operating Personnel (the "TOP List"). Prior to the Special Closing Date, Seller shall use its best efforts to make such changes in the personnel included in the TOP List as Buyer may from time to time reasonably request; provided, however, that Seller shall at all times retain the
                    --------  -------
sole power and authority to hire, fire and reassign its personnel, including any persons set forth in the TOP List and any other persons engaged in connection with providing Logistics Services.

          "Transition Period Determination Date" has the meaning ascribed
           ------------------------------------
thereto in Section 5.5(d).

          "Vendor Shutdown" means the occurrence of any of the following:
           ---------------

               (i) Seller ceasing to be an [*] of any of the [*], which event continues for five consecutive Business Days;

               (ii) the imposition against Seller of a [*] or similar action by any of [*] that results in the [*] cessation of [*] to Seller over a period of ten consecutive Business Days; or

               (iii) the imposition against Seller of a [*] or similar action by more than [*] vendors (other than any [*]) that results in each such case in the [*] cessation of [*] such vendors to Seller over a period of ten consecutive Business Days;

not including, for the purposes of clauses (ii) and (iii) of this paragraph, shipments of any products if [*] or more by dollar volume of the products shipped are allocated to the Retained Business; provided, however, that in the
                                                --------  -------
case of any event of the type described in clauses (i) or (ii) above, at the time of the first such occurrence, if Buyer wishes such occurrence to constitute a Class C Event, Buyer shall first use commercially
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reasonable efforts to enter into a separate agreement with the [*] for the Subject Business, as provided in Section 2.23, on terms that are not in the aggregate materially less favorable to Buyer than those obtained by Buyer from [*], and if Buyer enters into such a separate agreement, then the loss [*] by Seller shall not constitute a Vendor Shutdown.

          5.3.  Class A Events; Limitations on Aggregate Liability.  (a)  Except
                --------------------------------------------------
as otherwise expressly provided in this Article V, the sole and exclusive remedy of Buyer and liability of Seller in respect of any Class A Event shall be monetary damages determined in accordance with applicable contract law principles; provided, however, that to the extent that any Class A Event is
            --------  -------
caused by or arises from willful misconduct of Seller, such limitation shall not apply. Notwithstanding the foregoing, Seller shall not be liable for any consequential, incidental, punitive, exemplary or other special damages relating to any Class A Event, including any damages for lost profits; provided however,
                                                              ----------------
that to the extent that such Class A Event is caused by or arises from willful misconduct of Seller, such limitation shall not apply. Seller's liability for any damages hereunder shall be reduced by any compensation or reimbursement received by Buyer in respect thereof from any insurer or other third party, to the extent permitted by any contract of insurance or similar agreement.
Anything contained herein to the contrary notwithstanding, Buyer shall not be precluded from making a Claim against Seller in respect of any actual, direct, contractual damages incurred by Buyer as a result of any breach by Seller of any covenant or agreement required to be performed by Seller hereunder, which damages were incurred prior to the expiration of any cure period provided for in the definition of Class A Event set forth above, whether or not such breach shall have been cured prior to the expiration of such period.

          (b) No Claim shall be brought or asserted by Buyer against Seller in respect of any Class A Event, and Buyer shall not be entitled to receive any payment from Seller with respect thereto, unless Buyer gives Seller notice of the existence of any such Claim, specifying in reasonable detail the basis therefor, as provided in this Section 5.3(b) (a "Notice of Claim"). Buyer shall give such notice to Seller, in a commercially reasonable manner (including written, telephonic or electronic mail notices, as appropriate), within a commercially reasonable period of time after Buyer first becomes aware of the existence of such Claim. Any dispute regarding any such Claim shall be resolved in accordance with Article VIII, and the delivery of a Notice of Claim pursuant to this Section 5.3(b) shall commence the ten Business Day-period provided for in Section 8.2(a).
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (c) Anything contained herein to the contrary notwithstanding, if the occurrence of a Class A Event results in the occurrence of a Class B Event, any liability of Seller with respect to any damages incurred by Buyer in connection with such Class A Event shall be deemed for all purposes of this Agreement to have been satisfied in an amount equal to the aggregate amount of all Performance Credits received by Buyer in respect of such Class B Event.

          (d) Anything contained herein to the contrary notwithstanding, the liability of Seller under or in respect of this Agreement (including any liability of Seller in respect of any and all Class A Events, Class B Events and/or Class C Events) shall not, in the aggregate, exceed the following limits, as applicable:

               (i) the aggregate liability of Seller in respect of any and all Class A Events shall not exceed [*], except as otherwise expressly set forth in Section 5.3(e);

               (ii) the aggregate of all Performance Credit Amounts shall not exceed one-half the aggregate amount paid to Seller by Buyer during the term of this Agreement in respect of the [*]; and

               (iii) the aggregate liability of Seller in respect of any and all Class C Events shall not exceed the amounts set forth in Section 5.5.

          (e) The cap on the aggregate liability of Seller in respect of Class A Events and, with respect to Sections 5.3(e)(ii)(A) and 5.3(e)(iii), Class C Events, as set forth in Section 5.3(d)(i), shall not include any amounts in respect of any of the following:

               (i) any liability of Seller to Buyer in respect of products purchased by Buyer and consigned to Seller pursuant to Section 2.23, as provided in any written agreement entered into between Buyer and Seller pursuant to the last sentence of such Section 2.23;

               (ii) any liability of Seller to Buyer hereunder in respect of the warranty of title given by Seller to Buyer in connection with any sale of inventory or other property by Seller to Buyer (A) pursuant to Section 5.5 or (B) otherwise pursuant to this Agreement; or

               (iii) any monetary obligation of Seller to Buyer pursuant to the express terms of this Agreement).
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (f) Anything contained herein to the contrary notwithstanding, the liability of Buyer under or in respect of this Agreement (with the exception of all monetary obligations of Buyer to Seller pursuant to the express terms of this Agreement) shall not, in the aggregate, exceed [*]. Buyer shall not be liable for any consequential, incidental, punitive, exemplary or other special damages relating to any breach of this Agreement, including any damages for lost profits; provided, however, that, to the extent that such breach is caused by or
         --------  -------
arises from willful misconduct of Buyer, such limitation shall not apply. Buyer's liability for any damages hereunder shall be reduced by any compensation or reimbursement received by Seller in respect thereof from any insurer or other third party, to the extent permitted by any contract of insurance or similar agreement. Notwithstanding the first two sentences of this Section 5.3(f), in the event of a Material Allocation Default by Buyer, Seller shall have the right to terminate this Agreement upon at least ten Business Days' prior written notice to Buyer, and upon any such termination, Buyer shall pay to Seller, as liquidated damages and not as a penalty, the amount of [*].

          5.4.  Class B Events.  Anything contained herein to the contrary
                --------------
notwithstanding, Seller shall not have any liability to Buyer in respect of any Class B Event, other than any Performance Credit to which Buyer may be entitled with respect to such Class B Event, as provided in Section 2.21 of this Agreement and Schedule 2.21 attached hereto.

          5.5.  Class C Events; Buyer's Right to Terminate; Special Transition
                --------------------------------------------------------------
Procedure.  (a)  Upon the occurrence of any Class C Event, Buyer shall have the
- - - ---------
right, but not the obligation, to terminate the Distribution Period and implement the Special Transition Procedure as provided in this Section 5.5. Buyer's right and option set forth in this Section 5.5 shall be exercisable by written notice (a "Special Termination Notice") to Seller delivered at any time within 60 days after the occurrence of any Class C Event. Any termination of the Distribution Period pursuant to this Section 5.5 shall be effective at the close of business on the Special Closing Date. Any dispute between Buyer and Seller regarding the existence of any Class C Event or the right of Buyer to terminate the Distribution Period pursuant to this Section 5.5 shall be subject to the expedited mediation procedure provided for in Section 8.3.

          (b) In the event of any termination of the Distribution Period pursuant to this Section 5.5, each of the following transactions (collectively, the "Special Transition Procedure") shall also occur:
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (i) Seller shall sell to Buyer, and Buyer shall purchase, on the Special Closing Date, all rights, titles and interests of Seller in and to Buyer's [*]; provided, however, that Buyer shall not be required to
                  --------  -------
     purchase from Seller pursuant to this Section 5.5(b)(i) the products of any vendor in a quantity in excess of the quantity of all products of such vendor sold through the Subject Business during the 45 day period ending on the date of the Special Termination Notice. Within five Business Days after receipt of the Special Termination Notice, Seller shall make available to Buyer a list showing Seller's aggregate inventory as of the date of the Special Termination Notice, Buyer's Allocable Inventory, the allocation percentages for the Subject Business and the Retained Business used to determine Buyer's Allocable Inventory, and for each vendor on such list the aggregate quantity of all products of such vendor sold through the Subject Business during the 45 day period ending on the date of the Special Termination Notice. At least two Business Days prior to the Special Closing Date, Buyer shall advise Seller of the aggregate Inventory Cost of products of any vendor included in Buyer's Allocable Inventory that Buyer elects not to purchase pursuant to the proviso in the first sentence of this Section 5.5(b)(i), in which case all products of such vendor included in [*] shall be reduced proportionately. The purchase price for all products in Buyer's Allocable Inventory purchased by Buyer pursuant to this
     Section 5.5(b)(i)Inventory ("Buyer Purchased Inventory") shall be equal to the aggregate [*] of such products ("BPI Purchase Price"). The BPI Purchase Price shall be due and payable as follows: An amount equal to [*] of the BPI Purchase Price shall be paid in cash on the Special Closing Date; the remainder shall be payable in three equal installments on each of the 14th, 28th and 42nd days following the Special Closing Date. Delivery of the Buyer Purchased Inventory to Buyer shall be in accordance with such procedures as Buyer and Seller shall in good faith mutually agree, consistent with the principle that freight costs incurred in connection with such delivery should be minimized to the extent reasonably possible.

          (ii) Buyer shall have the right (but not the obligation) to acquire the Livermore Facility as provided in this Section 5.5(b)(ii). Such right shall be exercisable by written notice to Seller given within three Business Days after delivery of the Special
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     Termination Notice. If Buyer exercises its right to acquire the Livermore Facility, (A) Seller shall sell to Buyer, and Buyer shall purchase, all rights, titles and interests of Seller in and to the Livermore FF&E, (B) Seller shall assign and delegate to Buyer, and Buyer shall assume, the Livermore Lease, and (C) Seller shall assign and delegate to Buyer, and Buyer shall assume, any and all leases of personal property leased by Seller and used in and located at the Livermore DC, (except leases where consent of the other party is required in which case the parties shall use commercially reasonably efforts to obtain such consents) such transactions to be effective on and as of the Special Closing Date. The purchase price for the Livermore FF&E shall be the aggregate book value thereof as reflected on the books of Seller in accordance with GAAP and shall be due and payable in full on the Special Closing Date. If Buyer acquires the Livermore Facility, any inventory of Seller on hand at, or on route to, the Livermore DC, other than the Buyer Purchased Inventory, shall be delivered to Seller, at Seller's risk and expense, in accordance with such procedures as Buyer and Seller shall in good faith mutually agree, consistent with the principle that freight costs incurred in connection with such delivery should be minimized to the extent reasonably possible.

               (iii) Seller shall grant to Buyer, for no additional charge, a non-exclusive license (the "Special Term License") in the Designated Territory to use (A) all computer programs, data files and other software (including object code and source code) used by DCMS (including the program and data files necessary to calculate Assumed Freight Charges) and (B) all software components described in Sections D.2.1, D.3.1, and D.4.1 of Schedule D to the Systemhouse Agreement, as in effect on the Special Closing Date (the "Scheduled Software") in each case to the extent of Seller's interest therein, to the extent such interest may be licensed to Buyer as provided hereunder. The Special Term License shall be effective for a term commencing on the Special Closing Date and ending on the second anniversary of the Special Closing Date and shall be irrevocable and fully-paid during such term. Except as otherwise expressly provided in this
     Section 5.5(b)(iii), the Special Term License shall be on the same terms and conditions as the Software License set forth in Section 3.1; provided,
                                                                      --------
     however, that the Special Term License shall not include (i) the right to
     -------
     authorize Customers (and/or any reseller customers of any Other Merisel Distribution Business) to use and execute DCMS or the Scheduled Software, or any derivative works based on thereon, whether in object code or any other form, and for any purpose, or (ii) the right to sublicense third parties to do any of the foregoing for any purpose.

               (iv) Buyer shall be permitted to extend to all or any of the Transition Operating Personnel an offer of employment, effective as of the Special Closing Date, on such terms, including base salary, commission, bonus, benefits and similar arrangements, as shall be at least substantially comparable to those under which such Transition Operating Personnel were employed by Seller immediately prior to the Closing. Buyer acknowledges that Seller makes no representation that any of the Transition Operating Personnel will accept Buyer's offer of employment, however for six months following the date of the Special Termination Notice, Seller shall not solicit the employment of (or otherwise interfere with Buyer's right to employ) any Transition Operating Personnel to whom Buyer extends an offer of employment pursuant to this paragraph. Seller shall reimburse Buyer for all reasonable, out-of-pocket expenses actually incurred by Buyer in connection with moving the Transition Operating Personnel from Seller's offices in Pleasanton, California to Buyer's offices in Pleasanton, California (or, if the space available in such offices of Buyer, plus all additional space in the same building that Seller shall offer to sublet to Buyer on substantially identical terms, shall not be sufficient to house the Transition Operating Personnel, within 45 miles of Pleasanton, California), including costs of installing wiring and data lines and similar one-time start-up costs incurred as a result of such move. Buyer may elect to have some or all of the Transition Operating Personnel engaged by it continue to work out of Seller's offices for a period of up to 90 days following the Special Closing Date.

               (v) If requested by Buyer, Seller shall sell to Buyer, and Buyer shall purchase, on the Special Closing Date, all readily transportable office furniture, telephones, personal computers and personal computer peripherals used by the Transition Operating Personnel immediately prior to the Special Closing Date (the "TOP F&E"). The purchase price for the TOP F&E shall be equal to the aggregate book value thereof as reflected on the books of Seller in accordance with GAAP and shall be due and payable in full on the Special Closing Date. The TOP F&E shall not include any computer operating systems or other software relating to or installed on such personal computers, to the extent that (A) such software is proprietary to Seller and not included in the Seller Licensed Software, DCMS or Scheduled Software or (B) such transfer would breach any license or other agreement between Seller and the owner or licensor thereof.

  On the Special Closing Date, (A) Seller shall sell and assign to Buyer the Buyer Purchased Inventory and, if Buyer elects as provided herein, the Livermore FF&E and TOP F&E, in each case free and clear of any and all security interests, liens, pledges and other encumbrances, (B) Buyer and Seller shall each deliver such instruments of conveyance, certificates and other documentation as either party shall reasonably request to effect each of the transactions in the Special Transition Procedure, including a bill of sale by Seller with respect to the Buyer Purchased Inventory and, if Buyer so elects, the Livermore FF&E and TOP F&E, and assignment and assumption agreements between Buyer and Seller with respect to the Livermore Lease and any lease of personal property used or held for use in connection with the Livermore Facility to be assumed by Buyer, in each case in customary form, (C) Buyer shall pay to Seller the purchase price for the Livermore FF&E and TOP F&E, by wire transfer of immediately available funds, and (D) Buyer shall pay to Seller an amount equal to 40% of the BPI Purchase Price; upon delivery of any Special Termination Notice by Buyer pursuant to Section 5.5(a), each party shall use its best efforts to take such actions as shall be necessary to consummate each of the transactions in the Special Transition Procedure in accordance with this Section 5.5, including exercising such best efforts to obtain any consents of third parties necessary to consummate such transactions. Anything contained herein to the contrary notwithstanding, it shall be a condition precedent to the obligations of each of Buyer and Seller set forth in this Section 5.5(b) that (1) Seller's obligation to perform the Logistics Services shall be terminated on the Special Closing Date (except as provided in Section 5.5(g)), concurrently with the consummation of the transactions in the Special Transition Procedure, and (2) each of the transactions in the Special Transition Procedure shall be consummated concurrently, except as otherwise expressly provided herein.

          (c) Promptly upon receipt of any Special Termination Notice pursuant to Section 5.5(a), Seller shall instruct Systemhouse in writing (i) to establish a separate logical partition ("LPAR") at the Systemhouse Los Angeles data center located in Buena Park, California, or any successor or replacement data center, for use by Buyer in connection with the Subject Business, and (ii) to provide Buyer in such LPAR with all data processing services as shall on the date of the Special Termination Notice be provided by Systemhouse to Seller. During the Special Transition Period, Seller shall provide (or cause Systemhouse to provide) to Buyer copies of all reports provided by Systemhouse to Seller pursuant to Sections A.13.0 through A.13.7 of Schedule A to the Systemhouse Agreement, as well as copies of all invoices from Systemhouse to Seller thereunder.

          (d) Within 30 days after the end of each month in the Special Transition Period, Buyer shall pay to Seller the

Systemhouse Charges for such month, by wire transfer of immediately available funds.

          (e) On the Special Closing Date, as liquidated damages for any and all Class C Events occurring on, before or after the Special Closing Date, and not as a penalty, and without prejudice to any rights of Buyer with respect to any Class A Event or Class B Event occurring prior to the Special Closing Date, Seller shall pay to Buyer, by wire transfer of immediately available funds, the amount of [*]. Without limiting the foregoing, Buyer shall be entitled to offset against any payments otherwise payable by Buyer to Seller pursuant to this Section 5.5 the amount payable by Seller to Buyer pursuant to this Section 5.5(e).

          (f) At the request of Buyer at any time after delivery of a Special Termination Notice, Seller shall cooperate with Buyer in good faith in connection with all negotiations between Buyer and [*] and shall use commercially reasonable efforts to assist Buyer in effecting the transition from the freight and shipping procedures applicable under this Agreement to those applicable under any general freight agreement that Buyer may enter into during the six month period following such Special Termination Notice.

          (g)  From and after the Special Closing Date, (i) Seller shall not have any obligation to provide any Logistics Services to Buyer hereunder, and
(ii) neither Buyer nor Seller shall have any further obligation thereafter under
Article II of this Agreement, except (A) any obligations of such party pursuant
                              ------
to Section 2.14, "Audit and Inspection", or Section 2.24, "Recordkeeping and
                  --------------------                     -----------------
Accounting", each of which shall survive the termination of the Distribution
- - - ----------
Period and remain in effect in accordance with its terms, and (B) that any obligation of either party arising prior to the Special Closing Date pursuant to paragraph (h) of Section 2.10, "Certification of Amounts; Calculation and
                                -----------------------------------------
Payment of Net Payment Amounts", Section 2.15, "Disclaimer of Warranties; Risk
- - - ------------------------------                  ------------------------------
of Loss; Limitation of Liability", or Section 2.26, "Disputed Amounts", shall
- - - --------------------------------                     ----------------
survive the termination of the Distribution Period.  Notwithstanding the foregoing, following the Special Closing Date, each party shall use commercially reasonable efforts to finish any Confirmed Order providing for configuration services and complete any other pending Confirmed Order received prior to the
Special Closing Date, in each case to the extent that such order is within the reasonable control of such party.  The provisions of Sections 8 and 9 shall in any event survive any termination of the Distribution Period.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
    amended.

          (h) Except as provided in this Section 5.5, or as provided in Article VI or Section 9.8, Buyer shall not have any right to terminate this Agreement or the Distribution Period hereunder for any reason, including the occurrence of any Class A Event, any Class B Event, or any Material Deficiency or other Class C Event. Seller shall not have any right to terminate this Agreement or the Distribution Period hereunder for any reason, except as provided in Section 6.2, relating to the occurrence of a Material Default, and/or Section 5.3(f), relating to the occurrence of any Material Allocation Default.

          5.6.  Reimbursement of Excess Operating Costs.  In the event that
                ---------------------------------------
Buyer exercises its option to acquire the Livermore Facility pursuant to Section 5.5(b)(ii), the following additional provisions shall apply with respect to the Special Transition Period:

          (a) Within 40 days after the end of each quarter during the Special Transition Period (the "Transition Period Determination Date" for such quarter), Buyer shall calculate and certify to Seller, substantially in the form of
Schedule 5.6(a), each of the following amounts for such quarter:

                    (i)  Applicable Revenue;

                   (ii) the gross margin of the Subject Business for such quarter, adjusted if necessary to include the effect of all marketing development funds, freight costs and freight recoveries relating thereto;

                  (iii) the Assumed Distribution Fee (calculated by Buyer and using the amount certified in Section 5.6(a)(ii) as "Adjusted Gross Margin");

                   (iv)  Direct Personnel Charges;

                    (v)  Livermore Facility Charges;

                   (vi)  Systemhouse Charges;

                  (vii)  Transition Operating Costs;

                 (viii)  Buyer Freight Charges;

                   (ix)  Assumed Freight Charges; and

                    (x)  Quarterly Excess Operating Cost.

          (b) For any quarter that the Quarterly Excess Operating Cost is a positive number, Seller shall pay to Buyer, on or before the second Business Day after the Determination Date for such quarter, the Quarterly Excess Operating Cost for such quarter, by wire transfer of immediately available funds. If the Quarterly Excess Operating Cost is zero or less than zero, neither party shall pay any amount to the other in respect of the Quarterly Excess Operating Cost for such quarter.

          5.7.  Treatment of Earnout under Purchase Agreement.  Except as
                ---------------------------------------------
expressly provided in this Section 5.7, neither the occurrence of any Class A Event, Class B Event, Material Deficiency or Class C Event, nor any failure of any of the Logistics Services to be performed in a manner that meets or exceeds the Performance Standards for such Logistics Services, nor any other actual or alleged breach of this Agreement by Seller shall in any way reduce or otherwise limit or affect the right of Seller to receive all or any portion of the Earnout Amount (as defined in the Purchase Agreement) payable to Seller under Section
2.2 of the Purchase Agreement. Notwithstanding the foregoing, if the Distribution Period is terminated as a result of a Class C Event and [*] is less than [*], then the Earnout Amount shall be reduced by [*] of the amount otherwise payable to Seller as the Earnout Amount pursuant to the Purchase Agreement for each basis point that [*] is less than [*].

          5.8.  Covenant Regarding Third Party Consents; Detailed Transition
                ------------------------------------------------------------
Plan.  (a)  Following the Closing Date, Buyer and Seller shall each use
- - - ----
commercially reasonable efforts to obtain from Systemhouse, any licensor of any of the Scheduled Software, the lessor of the Livermore Facility and any other third party whose consent may be required to consummate any of the transactions included in the Special Transition Procedure, a written consent to such transactions in such form as Buyer and Seller shall in good faith mutually agree.

          (b) Following the Closing Date, each of Buyer and Seller shall also use commercially reasonable efforts to develop and document a contingency plan for implementing the Special Transition Procedure, in such form and such detail as Buyer and Seller shall in good faith mutually agree. No such contingency plan or other agreement or arrangement shall be effective to amend, modify or waive any provision of this Agreement (including any provision of this Article
V), except to the extent that such plan, agreement or arrangement is set forth in a written instrument signed by Buyer and Seller, which instrument expressly states that it is intended as such an amendment, modification or waiver.

          5.9.  Reimbursement of Certain Amounts and Related Representation and
                ---------------------------------------------------------------
Warranty.  (a)  In addition to any other right or remedy of Buyer under this
- - - --------
Article V, Seller shall reimburse Buyer for any amount that Buyer shall be obligated to pay to any
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*] as a result of Buyer's [*] to [*] any [*] in any [*] between Seller and such [*] entered into prior to the Closing Date and assumed by Buyer pursuant to the Purchase Agreement, to the extent that any such [*] by Buyer results from the [*] by Seller to [*] any or all of the [*] in a [*] that [*] or [*] any [*] for such [*]; provided, however, that Seller shall not be obligated pursuant to this
          --------  -------
Section 5.9 to the extent that Seller's [*] to [*] such [*] was caused by any default by Buyer hereunder, or by any other event constituting force majeure.

          (b) Seller represents and warrants to Buyer (i) that no written agreement assumed by Buyer under the Purchase Agreement ("Assumed Agreement") obligates Buyer to [*] any [*] for any [*] ("[*]") that are more [*] than the [*] specified in this Agreement, (ii) that if Seller [*] or [*] the [*] specified in this Agreement, Buyer will not be in breach of any [*] in any Assumed Agreement, and (iii) that, to Seller's best knowledge, no Assumed Agreement provides for any [*], other than [*].

          (c) In the event that any Customer terminates an Assumed Agreement (other than any Assumed Agreement which by its terms is terminable at the option of such Customer), prior to the termination or expiration date set forth therein, and it is finally determined, by a court of competent jurisdiction or by mediation pursuant to Section 8.2, that such Customer had the right to terminate such Assumed Agreement because of the [*] of Buyer to [*] the [*] therein, and either (i) such [*] are more [*] than the [*] set forth herein or
(ii) Buyer's [*] to [*] such [*] was caused by Seller's [*] to [*] the [*] in a [*] that [*] the [*] set forth herein, then Seller shall indemnify and hold harmless Buyer, its successors and assigns, from and against any and all losses, costs, liabilities, obligations and expenses, including the reasonable fees and expenses of attorneys and accountants, arising out of or resulting from such termination of such Assumed Agreement by such Customer. Anything contained herein to the contrary notwithstanding, neither the cap on the aggregate liability of the Seller provided in Section 5.3(d)(i), nor any provision of this Agreement excluding liability for special, indirect, incidental or consequential damages, shall apply to the foregoing indemnity.

          5.10.  Exclusivity of Remedies.  (a)  Anything contained herein to the
                 -----------------------
contrary notwithstanding, the rights of Buyer under this Article V shall constitute the sole and exclusive rights and remedies of Buyer in connection with any and all losses, costs, damages, deficiencies, liabilities and/or expenses of Buyer arising from or in connection with this Agreement or any related transaction or event.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (b) Anything contained herein to the contrary notwithstanding, the rights of Seller under this Agreement (including the right to receive direct monetary damages determined in accordance with applicable contract law) shall constitute the sole and exclusive rights and remedies of Seller in connection with any and all losses, costs, damages, deficiencies, liabilities and/or expenses of Seller arising from or in connection with this Agreement or any related transaction or event.

          5.11.  Amendment of Certain Agreements.  Seller shall provide Buyer
                 -------------------------------
with a copy of any amendment to the Livermore Lease or the Systemhouse Agreement, promptly following the execution thereof.

          5.12.  Representation Regarding Special Term License. DCMS and the
                 ---------------------------------------------
Scheduled Software include certain computer programs, data files and/or other materials provided to Seller by third parties, under license or otherwise, all of which are identified as such on the program listing for DCMS attached hereto as Schedule 5.12. Anything contained herein to the contrary notwithstanding, the Special Term License shall be limited, as to the third party materials so identified, to such rights as may lawfully be granted under any applicable license or other arrangement governing the use thereof. Seller represents and warrants to Buyer that, except as provided in the immediately preceding sentence, Seller has all rights, power and authority required to grant the Special Term License to Buyer as provided in Section 5.5(b)(iii).


                                   ARTICLE VI

                                 CERTAIN EVENTS

          6.1.  Bankruptcy, Etc..  In the event that:
                ----------------

               (a) either party to this Agreement (the "Affected Party") shall
     (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, examiner, trustee, liquidator or the like of itself or all or a substantial portion of its property, (ii) admit in writing that it is unable to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or composition or adjustment of its debts, or to take advantage of any law, statute or regulation relating to bankruptcy, reorganization, insolvency, dissolution or liquidation, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, statute or regulation, (v) fail to controvert in a timely and appropriate manner any petition filed against it in an involuntary case under Title 11, United States Code, (S)(S) 101 et seq. (the "Bankruptcy Code"), or (vi) take any
                             -- ---
     formal corporate action for the purpose of effecting any of the foregoing;
     or

               (b) a proceeding or case shall be commenced, without the application or consent of the Affected Party, in any court of competent jurisdiction, seeking (i) the reorganization, liquidation, dissolution or winding-up of the Affected Party, (ii) the appointment of a receiver, custodian, examiner, trustee, liquidator or the like of the Affected Party or of all or any substantial part of its property, or (iii) similar relief in respect of such Affected Party under any law relating to bankruptcy, reorganization, insolvency, dissolution, liquidation or winding-up, and such proceeding or case shall continue undismissed, or an order,judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 45 or more consecutive days, or (iv) an order for relief against the Affected Party shall be entered in an involuntary case under the Bankruptcy Code;

(any such event, a "Bankruptcy Event"), then the other party hereto, by written notice to the Affected Party (the "Termination Notice"), may cause the Distribution Period to be terminated, effective immediately upon delivery of such Termination Notice, or as of such later date as shall be set forth therein. Each party hereby agrees that in the event of a Bankruptcy Event, the party other than the Affected Party shall be entitled to immediate relief from any automatic stay provisions of the Bankruptcy Code that might otherwise prohibit or restrict such party from exercising any of its rights hereunder or from commencing, continuing or enforcing claims against the Affected Party arising hereunder, including relief from any automatic stay provisions that might otherwise prohibit or restrict such other party's immediate exercise of its rights hereunder (including any rights of set off hereunder and, in the case of a Bankruptcy Event affecting Seller, Buyer's rights and remedies set forth herein upon the occurrence of a Class C Event). The Affected Party hereby consents to the immediate lifting of any such automatic stay with respect to the other party and agrees not to contest any motion brought by such other party to lift such stay. The Affected Party hereby agrees that any protection that would otherwise be accorded by the application of the automatic stay provisions to such other party is not necessary to relieve the Affected Party from financial pressure or to permit the Affected Party to attempt an effective repayment or reorganization plan in bankruptcy.

          6.2.  Material Default by Buyer.  Without limiting any other rights of
                -------------------------
Seller hereunder, upon the occurrence and during the continuation of any Material Default by Buyer hereunder, Seller may cause the Distribution Period to be terminated, upon not less than ten Business Days' prior written notice to Buyer.

          6.3.  Effect of Termination.  In the event of any termination of the
                ---------------------
Distribution Period pursuant to Section 6.1, Section 6.2 or Section 9.8, (i)
Seller shall not have any obligation to provide any Logistics Services to Buyer hereunder, and (ii) neither Buyer nor Seller shall have any obligation under
Article II of this Agreement, except (A) any obligations of such party pursuant
                              ------
to Section 2.14, "Audit and Inspection", or Section 2.24, "Recordkeeping and
                  --------------------                     -----------------
Accounting", each of which shall survive the termination of the Distribution
- - - ----------
Period and remain in effect in accordance with its terms, and (B) that any obligation of either party arising prior to the Special Closing Date pursuant to paragraph (g) of Section 2.10, "Certification of Amounts; Calculation and
                                -----------------------------------------
Payment of Net Payment Amounts", Section 2.15, "Disclaimer of Warranties; Risk
- - - ------------------------------                  ------------------------------
of Loss; Limitation of Liability", or Section 2.26, "Disputed Amounts", shall
- - - --------------------------------                     ----------------
survive the termination of the Distribution Period.  Notwithstanding the foregoing, following any termination pursuant to Section 6.1 or Section 6.2, each party shall use commercially reasonable efforts to finish any Confirmed
Order providing for configuration services and complete any other pending
Confirmed Order received prior to the date of such termination, in each case to the extent that such order is within the reasonable control of such party.  The provisions of Sections 8 and 9 shall in any event survive any termination of the
Distribution Period.


                                  ARTICLE VII

                                  WINDING-DOWN

          7.1.  Winding Down Period.  (a)  Not less than [*] months prior to the
                -------------------
second anniversary of the Closing Date, Seller and Buyer shall begin negotiating in good faith to establish a timetable and procedures for the termination of the Logistics Services pursuant to Article II. If Seller and Buyer are unable to agree upon such a timetable and procedures prior to the beginning of the [*] month preceding the second anniversary of the Closing Date, the Distribution Period shall automatically be extended by a period of [*] additional months (the "Winding Down Period"). During any Winding Down Period hereunder, the monthly volume of products sold by Seller to Buyer hereunder shall be reduced ratably in each month during the Winding Down
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Period to reduce the volume of products sold to zero at the end of the Winding Down Period. Anything contained herein to the contrary notwithstanding, the provisions of this Article VII shall not apply to any termination of the Distribution Period pursuant to Section 5.5. or Article VI.

          (b) Upon any expiration or termination of the Distribution Period, for a period of [*] months following the date of such expiration or termination, Seller will cooperate with Buyer to the extent commercially reasonable to assist in the orderly transfer of the services, functions and operations provided by Seller hereunder to another services provider or to Buyer itself (including the orderly migration of data processing services and data); provided, however,
                                                         --------  -------
that, except in the case of any termination of the Distribution Period pursuant to Section 5.5, Buyer shall reimburse Seller as incurred for all reasonable out-of-pocket expenses incurred by Seller in connection therewith.

          7.2.  Termination of Winding Down Period.  Anything contained herein
                ----------------------------------
to the contrary notwithstanding, if any of the Events described in clauses (i),
(ii), (iii) and (iv) of the definition of Class C Event set forth in Section 5.1 occur at any time during the Winding Down Period, Buyer shall have the right to terminate the Winding Down Period, exercisable upon not less than ten Business Days' prior written notice to Seller.


                                  ARTICLE VIII

                             RESOLUTION OF DISPUTES

          8.1.  Resolution by Parties.  In the event that any dispute arises
                ---------------------
regarding the interpretation of this Agreement or any of the respective rights and obligations of the parties hereunder, the parties shall cooperate with one another in a good faith effort to resolve such dispute on an amicable basis, consistent with the general purposes of this Agreement. To that end, Buyer and Seller shall each appoint two senior executives (including at least one financial or accounting officer) to represent such party in negotiations under this Section 8.1. The initial representatives of each party are set forth on
Schedule 8.1 attached hereto. Either party may change one or more of its representatives appointed pursuant to this Section 8.1 by written notice to the other party.

          8.2.  Mediation.  (a)  If the parties are unable to resolve any
                ---------
dispute hereunder pursuant to Section 8.1, either party may upon ten Business Days prior written notice to the
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other refer such dispute to mediation by a panel of two or three independent mediators, who shall be qualified by education, experience and training to resolve the issues to be mediated. Any mediation hereunder shall be held in San Francisco, California, or such other place as the mediators shall reasonably determine. Buyer and Seller shall each appoint one mediator; if the two mediators are unable to resolve any issue before them, they shall appoint a third independent mediator, and the decision of the majority shall be the decision of the panel. Buyer and Seller shall cooperate with the mediators in good faith and shall provide, on a confidential basis reasonably satisfactory to Buyer, Seller and the mediators, such information as the mediators shall reasonably request in connection with any mediation. The mediators may adopt such reasonable rules regarding the conduct of any mediation as such mediators shall deem necessary or appropriate.

          (b) The reasonable costs and expenses of any mediation pursuant to this Section 8.2 shall be borne equally by Buyer and Seller, unless the decision of the mediators shall otherwise direct.

          (c) In the case of any dispute referred to mediation hereunder in which the dollar amount in question is less than [*], and no relief other than money damages has been requested by either party, the decision of the mediators shall be final, binding and conclusive upon each of the parties hereto and judgment may be entered thereon in any federal or state court having jurisdiction. Mediation conducted hereunder shall be non-binding with respect to any dispute in which the dollar amount in question equals or exceeds [*], and any dispute in which either party requests relief other than money damages regardless of the amount in dispute, and any evidence with respect to any decision rendered in any such non-binding mediation shall not be admissible in any legal, equitable, arbitral or other proceeding relating to any dispute hereunder.

          (d) If, in the case of any dispute in which the dollar amount in question equals or exceeds [*], or in which either party requests relief other than money damages regardless of the amount in dispute, such dispute is not resolved for any reason (including the inability of the parties or the mediators to schedule such mediation) within 60 days following delivery of the notice requesting mediation under this Section 8.2, then neither party shall have any further obligation to attempt to resolve such dispute through negotiation or mediation under this Article VIII or otherwise and each party shall have the right to exercise whatever rights or remedies it may have hereunder or at law or in equity, including the right to initiate litigation.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (e) Each party shall notify the other in writing within 30 days after the Closing Date as to the initial mediators selected by such party. Either party may change the mediator selected by such party upon written notice to the other party.

          8.3. Expedited Mediation.  In the event of any dispute regarding the
               -------------------
existence, cure or continuation of any Material Default, the mediation process shall be expedited as follows:

          (a) If the dispute is not resolved through negotiations by the senior executives appointed pursuant to Section 8.1 within three Business Days following written notice from either party requesting such negotiations, the matter shall immediately be referred to mediation pursuant to Section 8.2, with no requirement of ten Business Days prior written notice as set forth in Section 8.2.

          (b) If the dispute is not resolved within seven Business Days thereafter for any reason (including the inability of the parties or the mediators to schedule such mediation), neither party shall have any further obligation to attempt to resolve such dispute through mediation and each party shall have the right to exercise whatever rights or remedies it may have hereunder or at law or in equity, including the right to initiate litigation.


                                   ARTICLE IX

                                 MISCELLANEOUS

          9.1.  Entire Agreement.  This Agreement (including the Schedules,
                ----------------
Annexes and Exhibits attached hereto), the Purchase Agreement and the other agreements entered into concurrently therewith contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings between the parties with respect thereto.

          9.2.  Descriptive Headings.  Descriptive headings are for convenience
                --------------------
only and shall not control or affect the meaning or construction of any provisions of this Agreement.

          9.3.  Notices.  All notices or other communications required or
                -------
permitted hereunder shall be in writing and shall be sufficient if (a) delivered personally or sent by telecopier, (b) sent by nationally-recognized overnight courier or (c) sent by certified mail, postage prepaid, return receipt requested, addressed as follows:

          if to the Buyer, to:

               Merisel FAB, Inc.
               c/o Merisel, Inc.
               200 Continental Boulevard
               El Segundo, California 90245-0984
               Attention:  Michael D. Pickett
                              Co-Chairman, President and
                              Chief Executive Officer
               Telecopier: (310) 615-1234;

          with copies to:

               Riordan & McKinzie
               300 South Grand Avenue
               29th Floor
               Los Angeles, California 90071-3155
               Attention:  Robert G. Morrish, Esq.
               Telecopier: (213) 229-8550;

          and

               Merisel FAB, Inc.
               5964 West Las Positas
               Pleasanton, California  94588-8575
               Attention:  Donna Straff
                              Corporate Counsel
               Telecopier:  (510) 734- 4813; and

          if to the Seller, to:

               ComputerLand Corporation
               5964 West Las Positas
               Pleasanton, California  94588-9012
               Attention:  Richard F. Vitkus
                              Senior Vice President and
                              General Counsel
               Telecopier:  (510) 734-4823;

          with a copy to:

               O'Sullivan Graev & Karabell
               30 Rockefeller Plaza
               New York, New York  10112
               Attention:  Lawrence G. Graev, Esq.
               Telecopier: (212) 408-2467;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be effective (i) when delivered if personally delivered or sent by telecopier, (ii) on the Business Day (as hereinafter defined) after dispatch if sent by nationally-recognized, overnight courier and (iii) three Business Days following the posted date, if sent by mail.

          9.4.  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and on separate counterparts, and each such counterpart shall constitute an original instrument, but all such counterparts together shall constitute one agreement.

          9.5.  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of California applicable to contracts made and performed wholly therein.

          9.6.  Amendment, Modification and Waiver.  This Agreement shall not be
                ----------------------------------
amended or modified except pursuant to an instrument in writing signed by Seller and Buyer. No purported waiver hereunder (including any purported waiver due to either party's failure to send a written notice of default to the other party) shall be effective without a written instrument signed by the party against whom such waiver is sought to be enforced. The waiver of any provision hereunder on any occasion shall not constitute a waiver of any other provision, or of the same provision on any other occasion.

          9.7.  Severability.  Any provision of this Agreement that is invalid
                ------------
or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision is held to be invalid or unenforceable, such provision shall be construed by any appropriate judicial body by limiting or reducing it to the minimum extent necessary to make it legally enforceable.

          9.8.  Force Majeure.  Seller shall not be liable for any delay or
                -------------
failure to deliver any products ordered by any Customer from Buyer as contemplated hereby or to perform any of its other obligations hereunder if such delay or failure is caused by a strike, lockout or other labor dispute (other than any such dispute between Seller and members of its own work force); war, riot, civil commotion or act of a public enemy; fire, flood, accident, storm or act of God; change in law or regulation, embargo or other government restriction; or any other cause beyond the reasonable control of Seller ("force majeure"). In the event of any force majeure event, Seller will use commercially reasonable efforts to minimize the impact of such event and to re-establish full services as soon as reasonably practicable, including but not limited to using commercially reasonable efforts to secure alternative sources of supply, if available on commercially reasonable terms and conditions. If a force majeure event results in the occurrence of any Class C Event that continues for a period of ten or more consecutive Business Days (or that continues for a period of five or more consecutive Business Days, if a reasonable person in the business of Buyer and Seller would believe that it was highly unlikely for Seller to cure such Class C Event within such ten Business Day period), Buyer may cause the Distribution Period to be terminated (with effect as provided in Section 6.3), upon not less than three Business Days' prior written notice to Buyer; otherwise, no delay or failure caused by force majeure shall constitute a breach of any provision of this Agreement or result in a termination of this Agreement or of the Distribution Period or result in the imposition of damages (including liquidated damages) or Performance Credits in respect of such delay or failure upon any party hereto.

          9.9.  Confidentiality.  (a)  Each of Buyer and Seller shall maintain
                ---------------
the confidentiality of all confidential or proprietary information of the other party obtained hereunder, including marketing, advertising and promotional methods, agreements with vendors, manufacturers, distributors and other suppliers, Franchise Agreements, Datago Agreements, customer lists and other information regarding the customers of any Customer, pricing policies, financial information, sales volume, inventory procedures and amounts, logistic systems, computer programs (including source code and object code), ideas, concepts, processes, research and development and other information related to the business or customers of such other party, whether such information shall be in written, machine-readable, graphic or other form (collectively, "Confidential Information"). Neither party shall use (except in connection with this Agreement or any transaction contemplated hereby), transfer, release, publish or disclose, directly or indirectly, any Confidential Information of the other party, without such other party's prior written consent (which consent shall not unreasonably be withheld or delayed), except as required by law. Confidential Information of any party does not include any information that (i) becomes generally known or available to the public, through no fault of the other party,
(ii) except as provided in Section 9.9(c) was known by the other party, without any obligation of confidentiality, prior to the date hereof, or (iii) is lawfully obtained by the other party after the date hereof from a third person not bound by any obligation of confidentiality to the first party. Each party understands that the other party will not have an adequate remedy at law for a breach or threatened breach by such party of the terms of this Section and therefore agrees that in the event of such a breach or threatened breach, the other party may obtain an injunction or restraining order to enjoin such breach or threatened breach, in addition to any other available remedy.

          (b) Seller will establish and maintain safeguards against the destruction, loss or alteration of Buyer's data in the possession of Seller which are not less rigorous than those currently utilized by Seller to protect its own data. In the event that additional safeguards for Buyer's data are reasonably requested by Buyer, upon prior written approval by Buyer of any additional costs or charges, Seller shall provide such additional safeguards and Buyer shall reimburse Seller as incurred for any additional costs thereby incurred by Seller. Buyer's data will be and remain Buyer's property. Seller is authorized to have access to and to make use of such data as is appropriate for the performance by Seller of its obligations under this Agreement. Upon the termination of this Agreement for any reason or, with respect to any particular data that shall no longer be required by Seller in order to render services under this Agreement, on the date so requested by Buyer, such data will be either erased from the data files maintained by Seller or, if Buyer so elects, returned to Buyer by Seller, and an officer of Seller will deliver to Buyer such certification of Sellers' fulfillment of this obligation as Buyer may reasonably request. Buyer's data will not be utilized by Seller for any purpose other than in accordance with this Agreement, nor will Buyer's data or any part thereof be disclosed, sold, assigned, leased or otherwise disposed of to third persons by Seller or commercially exploited by or on behalf of Seller, its employees or agents.

          (c) Seller shall use its reasonable best efforts to ensure that information regarding the Subject Business, including information regarding Customers and any customer of any Customer, shall be maintained as confidential following the Closing Date, whether or not such information was in the possession of Seller on or prior to the Closing Date. Seller shall maintain such procedures and safeguards as Seller determines may be necessary to ensure that Confidential Information obtained on or before the Closing Date for use in connection with the central confirmation, special order purchasing, soft allocation, traffic, direct ship and other functions and services that require such information in the performance of their duties is not available or disclosed to any sales representative of the Retained Business, any person in any company-owned branch location, or any other employee or office of the Retained Business who does not require access thereto in connection with his or her proper function.

          (d) Anything to the contrary contained herein notwithstanding, Buyer and Seller may at any time disclose to any vendor any information regarding the products of such vendor purchased by Seller as contemplated hereunder, without the consent of any other person.

          9.10.  Construction.  Each party acknowledges that it has participated
                 ------------
fully in the negotiation and drafting of this Agreement, that it has been represented by counsel in connection therewith, that such negotiations and drafting have been conducted at arms-length, and that neither party had any greater negotiating power than the other in accordance herewith. Accordingly, each party agrees that it shall not assert that the other party is the "drafter" of this Agreement in connection with any rule of law or principal of interpretation that requires a contract to be construed against the drafter thereof, and irrevocably waives the benefit of any such rule or principal in connection herewith, as an affirmative defense or otherwise.

          9.11.  No Assignment; Benefits of Agreement; No Third Party
                 ----------------------------------------------------
Beneficiary.  (a)  Neither party may assign or delegate any of its rights or
- - - -----------
obligations hereunder without the prior written consent of the other party, which consent such other party may withhold in the good faith exercise of its sole discretion; provided, however, that this Section 9.11(a) shall not prohibit
                 --------  -------
Seller from out-sourcing the operation and maintenance of its mainframe-based data processing system, substantially in the manner in effect on the Closing Date.

          (b) Anything contained herein to the contrary notwithstanding, this Agreement may be assigned to any secured lender in connection with any financing provided by such lender to the assigning party or to the purchaser of all or substantially all the assets of the party so assigning this Agreement; provided,
                                                                       --------
however, that from and after the date hereof until the earlier of (1) the second
- - - -------
anniversary of the date hereof and (2) the termination of the Distribution Period (A) in the case of Seller, such purchaser shall not be one of the following (collectively, the "Seller Prohibited Transferees"):

          (i) any Eligible Vendor;

          (ii) any of those entities set forth on Schedule 11.7(a)(ii) to the
                                                  --------------------
     Purchase Agreement or any successor entities thereto;

          (iii) except for those entities set forth on Schedule 11.7(a)(iii) to
                                                       ---------------------
     the Purchase Agreement, any entity that derives a [*] of its [*] from the purchase and resale to end-users in the Designated Territory of microcomputer products; and

          (iv) any entity whose [*] at the time of the assignment is less than [*]; and

(B) in the case of Buyer, such purchaser shall not be one of the following (collectively, the "Buyer Prohibited Transferees"):

          (i) any Eligible Vendor;

          (ii) any of those entities set forth on Schedule 11.7(a)(ii) to the
                                                  --------------------
     Purchase Agreement, or any successor entities thereto; and
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          (iii) any entity whose [*] at the time of the assignment is less than [*].

For purposes of this Section 9.11, any transaction or series of transactions by way of merger, consolidation or other business combination or purchase of beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), in which a "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act) of capital stock representing 50% or more of the total voting power entitled to vote in the election of the board of directors of Seller, Buyer, Merisel or such other entity surviving the transaction, as the case may be, shall constitute an assignment hereunder. Without limiting any other rights or remedies available to (A) the Buyer at law or equity, if an assignment by Seller in violation of this Section 9.11 occurs, Buyer shall have no obligation to make the payments required by Section 2.1(c) of the Purchase Agreement, such assignment shall, at the Buyer's option exercised within 45 days of such assignment, be deemed to be a Class C Event under this Agreement, and the Guaranty Agreement shall immediately terminate and Merisel shall have no further liability thereunder (except for liabilities arising prior to such termination which have not yet been discharged) and (B) the Seller at law or equity, if an assignment by the Buyer in violation of this Section 9.11 occurs, the Monthly Distribution Fee otherwise payable by the Buyer to the Seller pursuant to the Services Agreement from and after such assignment shall be increased by [*] and Buyer shall pay to Seller [*] as liquidated damages.

          (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. This Agreement shall not inure to the benefit of any person not a party hereto and no third party shall accrue any benefit, claim or right of any kind whatsoever pursuant to, under, by or through this Agreement.

          9.12.  First Month Estimates.  Anything contained herein to the
                 ---------------------
contrary notwithstanding, all amounts required to be certified by Buyer and/or Seller pursuant to Section 2.10 with respect to the first month of the Distribution Period shall be based on the good faith estimate of such party for such month, as determined by such party in a commercially reasonable manner.
- - - -----------
[*] Omitted pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE X

                   MAINTENANCE OF EQUITY OWNERSHIP IN MERISEL

          10.1.  Overview.  In order to provide Seller with additional
                 --------
incentives to successfully perform its obligations under this Agreement, in the event that Seller shall acquire any shares of Common Stock (as hereinafter defined) pursuant to the Stock Purchase Agreement (as hereinafter defined), Seller shall maintain an equity investment in Merisel in an amount, for the period and on the other terms set forth in this Article X.

          10.2.  Definitions.  As used herein, the following terms shall have
                 -----------
the meanings ascribed to them below:

          (a) "Applicable Price" shall mean the last sale price regular way for the Common Stock as traded on the National Association of Securities Dealers Automated Quotation System or any national securities exchange on which the Common Stock is traded immediately prior to the placing of a sell order hereunder with respect to the Common Stock.

          (b) "Common Stock" shall mean the Common Stock, $.01 par value, of Merisel.

          (c) "Investment Period" shall mean the period commencing on the Closing Date and ending on the earlier of (i) the second anniversary of the Closing Date and (ii) the termination of the Distribution Period.

          (d) "Minimum Ownership Amount" shall mean that number of shares of Common Stock, if any, issued to Seller pursuant to the Stock Purchase Agreement, subject to reduction for sales of shares of Common Stock pursuant to the first proviso to Section 10.3 and adjustment as provided in Section 10.4.
- - - -------

          (e) "Minimum Value" shall mean (i) in the case of the Seller, $12.0867 per share of Common Stock, and (ii) in the event Seller has pledged Common Stock to a Secured Lender, $13.5975 per share of Common Stock.

          (f) "Secured Lender" shall mean a lender to whom all outstanding shares of Common Stock owned by Seller have been pledged.

          (g) "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated as of January 31, 1994, pursuant to which Seller may acquire shares of Common Stock.

          10.3.  Maintenance of Equity Ownership.  In the event Seller shall
                 -------------------------------
acquire any shares of Common Stock pursuant to the Stock Purchase Agreement, during the Investment Period, Seller

(or a Secured Lender, as applicable) shall remain the registered and beneficial owner of not less than the Minimum Ownership Amount; provided, however, that in
                                                     --------  -------
the event the Applicable Price of Common Stock is at any time below the Minimum Value, Seller (or a Secured Lender, as applicable, who shall have exercised its rights and remedies under the documentation relating thereto) shall have the right to sell any or all of the shares of Common Stock then owned by it so long as such shares are sold within a week of placing the sell order referred to in the definition of Applicable Price; provided further, however, that the
                                    -------- -------  -------
obligation of Seller to maintain the Minimum Ownership Amount shall not prevent
(a) sales of Common Stock to any Affiliate (as defined in the Purchase Agreement) so long as such Affiliate agrees in writing with the Buyer to be bound by this Article X (but such Affiliate shall not have the right to sell to another Affiliate) or (b) any sale (1) in response to an offer to all stockholders to purchase or exchange for cash or other consideration any Common Stock (A) which is made by or on behalf of Merisel or (B) which is made by another person or group, or (2) in the event of a merger or consolidation in which Merisel is acquired or a sale of all or substantially all of the assets of Merisel or pursuant to a plan of liquidation of Merisel.

          10.4.  Stock Splits, Combinations and Similar Events.  In the event of
                 ---------------------------------------------
any stock split, combination or other similar event with respect to the Common Stock, the share amounts and share prices set forth in this Article X shall be appropriately adjusted to reflect such event.

          10.5.  Breach.  Any breach of this Article X shall constitute a Class
                 ------
A Event for purposes of this Agreement; provided, however, that the limitations
                                        -----------------
on damages and remedies set forth elsewhere in this Agreement with respect to a Class A Event shall not be applicable to any such breach of this Article X.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.

                                     COMPUTERLAND CORPORATION

                                     By: /s/ Ware Grove
                                         Name:  Ware Grove
                                         Title:  VP, Treas.


                                     MERISEL FAB, INC.

                                     By: /s/ James L. Brill
                                         Name:  James L. Brill
                                         Title:  Vice President